UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

LIVANOVA PLC
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE
This electronic version of the proxy statement (the “proxy statement”) of LivaNova PLC (the “Company”) corrects typographical errors in the version of the proxy statement filed electronically on May 15, 2017, which were found (i) on the cover page of the proxy statement and (ii) in footnote (4) to the table denoting the interest in the issued share capital of the Company held by members of the Company’s board of directors contained in the section of the proxy statement titled “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

The version of the proxy statement to be mailed to stockholders sets forth this information correctly.

LIVANOVA PLC
(a public limited company having its registered office at 20 Eastbourne Terrace London W2 6LG, United Kingdom and incorporated in England and Wales with company number 09451374)

May 15, 2017
Dear Shareholders:
2017 Annual General Meeting of Shareholders of LivaNova PLC (“LivaNova” or the “Company”)

You are invited to attend the 2017 Annual General Meeting of Shareholders of LivaNova to be held at 9:00 a.m. (British Summer Time) on Wednesday June 14, 2017 at the offices of Latham & Watkins (London) LLP, 99 Bishopsgate, London EC2M 3XF, United Kingdom. The accompanying notice of annual general meeting and proxy statement describes the meeting, the resolutions you will be asked to consider and vote upon and related matters.
Your vote is important, regardless of the number of shares that you own. Whether or not you intend to attend the Annual General Meeting, please vote as soon as possible to make sure that your shares are represented. You may vote via the internet, by telephone or by mail by signing, dating and returning your proxy card in the envelope provided. Instructions for holders of CREST depositary interests as to how to direct Computershare Investor Services PLC, as voting agent, to vote the shares underlying such interests are set out in the accompanying proxy statement.
The Company’s board of directors considers that all of the resolutions to be put to the Annual General Meeting are in the best interests of the Company and its shareholders as a whole and are most likely to promote the success of the Company. The Company’s board of directors unanimously recommends that you vote “for” each of the proposed resolutions, as the board of directors intends to do in respect of their shareholdings, currently amounting to approximately 0.19% of the issued share capital of the Company.
Thank you for your continued support of LivaNova.
Yours sincerely,

Daniel J. Moore
Chairman

1

THIS NOTICE OF ANNUAL GENERAL MEETING IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT AS TO ANY ASPECT OF THE PROPOSALS REFERRED TO IN THIS DOCUMENT, OR AS TO THE ACTION YOU SHOULD TAKE, YOU SHOULD IMMEDIATELY CONSULT YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER AUTHORISED UNDER THE UK FINANCIAL SERVICES AND MARKETS ACT 2000, OR AN APPROPRIATELY QUALIFIED FINANCIAL ADVISER IF YOU ARE RESIDENT IN ANOTHER JURISDICTION.
IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED ALL YOUR SHARES IN LIVANOVA PLC, PLEASE FORWARD THIS NOTICE AND THE ACCOMPANYING DOCUMENTS TO THE PURCHASER AND TRANSFEREE OR TO THE BROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

LIVANOVA PLC
(a public limited company having its registered office at 20 Eastbourne Terrace London W2 6LG, United Kingdom and incorporated in England and Wales with company number 09451374)
NOTICE OF 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS
To the holders of Ordinary Shares of LivaNova PLC (“LivaNova” or the “Company”):
Notice is hereby given that the 2017 Annual General Meeting (the “Annual General Meeting”) of Shareholders of LivaNova will be held on Wednesday, June 14, 2017, at 9:00 a.m. (British Summer Time) at the offices of Latham & Watkins (London) LLP, 99 Bishopsgate, London EC2M 3XF, United Kingdom (“UK”).
At the Annual General Meeting, you will be asked to vote on the resolutions contained in Proposals 1 to 7 below. The resolutions included in Proposals 1 to 6 will be proposed as ordinary resolutions and the resolution included in Proposal 7 will be proposed as a special resolution.
Certain of the proposals that shareholders of the Company will be asked to consider may not be familiar to them because, unlike many companies with shares traded on the NASDAQ Global Market, the Company is incorporated under the laws of England and Wales and subject to the UK Companies Act 2006 (the “Companies Act”). The Companies Act obligates the Company to propose certain matters to shareholders for approval that would generally not be subject to periodic approval by shareholders of companies incorporated in the United States, but would be considered routine items for approval by shareholders of companies incorporated in England and Wales.

2

Proposal 1 – Ordinary resolution regarding the Company’s annual report and accounts

1.
To receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2016, together with the reports of the directors and the auditors thereon (the “UK annual report and accounts”).

Proposal 2 – Ordinary resolution on the directors’ remuneration report

2.	To approve the directors’ remuneration report in the form set out in the Company’s UK annual report and accounts for the year ended December 31, 2016.
Proposal 3 – Ordinary resolution to re-appoint PricewaterhouseCoopers LLP as the Company’s UK statutory auditor

3.
To re-appoint PricewaterhouseCoopers LLP as the Company’s UK statutory auditor under the Companies Act to hold office from the conclusion of the Annual General Meeting until the conclusion of the next general meeting at which the annual report and accounts are laid.

Proposal 4 – Ordinary resolution to ratify independent registered public accountancy firm

4.	To ratify the appointment of PricewaterhouseCoopers S.p.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2017.
Proposal 5 – Ordinary resolution regarding the UK statutory auditor’s remuneration

5.
To authorize the directors and/or the Audit & Compliance Committee of the Company to determine the remuneration of PricewaterhouseCoopers LLP, in its capacity as the Company’s UK statutory auditor under the Companies Act.

Proposal 6 – Ordinary resolution regarding the form of share repurchase contract and repurchase counterparties

6.	To approve:

a.
the forms of share repurchase contracts (the “Share Repurchase Contracts”), copies of which are appended to the proxy statement accompanying this notice of Annual General Meeting, for the purchase by the Company of such number of its ordinary shares of £1.00 each (the “Ordinary Shares”) at such prices as may be agreed pursuant to the terms of a Share Repurchase Contract, and the directors of the Company be and are hereby authorized to enter into any Share Repurchase Contract negotiated and agreed with a Bank (as defined in subsection b below); and

b.
the counterparties with whom the Company may enter into a Share Repurchase Contract, being the counterparties (or their subsidiaries or affiliates from time to time) set out in the proxy statement accompanying this notice of Annual General Meeting (the “Banks”), provided that, unless previously renewed, varied or revoked by the Company at a general meeting, this authority shall expire on the fifth anniversary of the Annual General Meeting.

Proposal 7 – Special resolution to adopt new Articles of Association of the Company

7.
To approve and adopt the draft regulations which are tabled at the Annual General Meeting and labeled the “New Articles” and initialed by the Chairman of the Annual General Meeting as the articles of association of the Company in substitution for, and to the exclusion of, the existing articles of association.

 Proposal 8 – Other business

8.	To transact such other business as may properly come before the Annual General Meeting, or any adjournment or postponement thereof.

3

By order of the Board of Directors.

Catherine Moroz
Company Secretary

May 15, 2017
The Company’s registered office is at 20 Eastbourne Terrace London W2 6LG, United Kingdom

4

Notes:

1.
Proposals 1,2,3,5,6, and 7 are items that are required to be approved by shareholders periodically under the Companies Act and generally do not have an analogous requirement under United States laws and regulations. While the proposals deriving from the Companies Act may be familiar and routine to shareholders accustomed to being shareholders of companies incorporated in England and Wales, other shareholders may be less familiar with these routine proposals and should review and consider each proposal carefully.

2.
In accordance with the Company’s articles of association (the “Articles”), all resolutions will be taken on a poll. Voting on a poll will mean that each Ordinary Share represented in person or by proxy will be counted in the vote.

3.
The resolutions included in Proposals 1, 2, 3, 4, 5 and 6 will be proposed as ordinary resolutions, which means that such resolutions must be passed by a simple majority of the total voting rights of shareholders who vote on such resolution, whether in person or by proxy. The results of the shareholder vote on the ordinary resolutions in Proposals 1 and 2 regarding receipt and approval of the UK annual report and accounts and approval of the directors’ remuneration report will not require the board of directors or any committee thereof to take (or refrain from taking) any action. The board of directors values the opinion of shareholders as expressed through such resolutions and will carefully consider the outcome of the resolutions on Proposals 1 and 2. The resolution included in Proposal 7 will be proposed as special resolution, which means that such resolution must be passed by at least 75% of the total voting rights of shareholders who vote on such resolution, whether in person or by proxy.

4.	Explanatory notes regarding each of the proposals (and related resolutions) are set out in the relevant sections of the accompanying proxy statement.

5.
As explained in more detail in the accompanying proxy statement, “shareholders of record” are those persons registered in the register of members of the Company in respect of Ordinary Shares. If, however, Ordinary Shares are held for you in a stock brokerage account or by a broker, bank or other nominee, you are considered the “beneficial owner” of those Ordinary Shares.

6.
Beneficial owners of Ordinary Shares as of April 20, 2017, have the right to direct their broker or other agent on how to vote the Ordinary Shares in their account and are also invited to attend the Annual General Meeting. However, as beneficial owners are not shareholders of record of the relevant Ordinary Shares, they may not vote their Ordinary Shares at the Annual General Meeting unless they request and obtain a legal proxy from their broker or agent.

7.
In addition, in accordance with the Articles, shareholders of record (but not beneficial owners) as at 6.00 p.m. (British Summer Time) on June 12, 2017 (or, if the Annual General Meeting is adjourned, 48 hours, excluding non-working days, prior to the adjourned meeting), will be entitled to attend and vote at the Annual General Meeting (or adjourned meeting). They may only vote in respect of the number of Ordinary Shares registered in their name at that time. Changes to the entries on the register of members of the Company after that time will be disregarded in determining the rights of any member to attend and vote at the Annual General Meeting (or any adjourned meeting).

8.
When LivaNova’s Ordinary Shares were de-listed from the London Stock Exchange, any holders of depositary interests who took no action to withdraw their interests from the depositary facility operated by Computershare Investor Services PLC by the date of termination of that facility had their interests replaced through CREST with CREST depositary interests, or CDIs. Instructions for holders of CREST depositary interests as to how to direct Computershare Investor Services PLC (as voting agent) to vote the Ordinary Shares underlying such interests and obtain a letter of representation from the voting agent to enable them to attend, speak at and vote in respect of such underlying Ordinary Shares are set out in the accompanying proxy statement

9.	If you wish to attend the Annual General Meeting, please follow the procedures set out in the accompanying proxy statement.

5

10.
Any shareholder of record attending the Annual General Meeting has the right to ask questions. The Company must cause to be answered any questions put by a shareholder of record attending the meeting relating to the business being dealt with at the Annual General Meeting unless to do so would interfere unduly with the business of the meeting, be undesirable in the interests of the Company or the good order of the meeting, involve the disclosure of confidential information, or if the information has already been given on the Company’s website.

11.
In accordance with the provisions of the Companies Act, and in accordance with the Articles, a shareholder of record who is entitled to attend and vote at the Annual General Meeting is entitled to appoint another person as his or her proxy to exercise all or any of his or her rights to attend and to speak and vote at the Annual General Meeting and to appoint more than one proxy in relation to the Annual General Meeting (provided that each proxy is appointed to exercise the rights attached to a different Ordinary Share(s)). Such proxy need not be a shareholder of record, but must attend the Annual General Meeting and vote as the shareholder of record instructs for such vote to be counted. Further details regarding the process to appoint a proxy, and the deadlines therefore, are set out in the attached accompanying proxy statement.

12.
The results of the polls taken on the resolutions at the Annual General Meeting and any other information required by the Companies Act will be made available on the Company’s website as soon as reasonably practicable following the Annual General Meeting and for a period of two years thereafter.

13.
Recipients of this notice and the accompanying materials may not use any electronic address provided in this notice or such materials to communicate with the Company for any purposes other than those expressly stated.

Whether or not you plan to attend the Annual General Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or submit a proxy online at www.proxyvote.com or over the telephone. Please see the paragraph titled “How do I vote?” in the accompanying proxy statement for details of the deadline by which your proxy must be submitted. Instructions for holders of CREST depositary interests as to how to direct the depositary to vote the Ordinary Shares underlying such interests are also set out in the accompanying proxy statement. Returning the completed proxy card or submitting a proxy online or over the telephone does not deprive you of your right to attend the Annual General Meeting and to vote your Ordinary Shares in person. Please read the accompanying proxy statement carefully.

6

TABLE OF CONTENTS

Page

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL GENERAL MEETING AND VOTING	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11

PROPOSAL 1 – ORDINARY RESOLUTION TO RECEIVE AND ADOPT THE COMPANY’S UK ANNUAL REPORT AND ACCOUNTS	16

PROPOSAL 2 – ORDINARY RESOLUTION ON THE DIRECTORS’ REMUNERATION REPORT	17

PROPOSAL 3 – ORDINARY RESOLUTION TO RE-APPOINT PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S UK STATUTORY AUDITOR	18

PROPOSAL 4 – ORDINARY RESOLUTION TO RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

PROPOSAL 5 – ORDINARY RESOLUTION TO AUTHORISE THE BOARD OF DIRECTORS AND/OR THE AUDIT & COMPLIANCE COMMITTEE TO DETERMINE THE COMPANY’S UK STATUTORY AUDITOR’S REMUNERATION	20

PROPOSAL 6 – ORDINARY RESOLUTION TO APPROVE FORM OF SHARE REPURCHASE CONTRACTS AND REPURCHASE COUNTERPARTIES	21

PROPOSAL 7 – SPECIAL RESOLUTION TO APPROVE AND ADOPT NEW ARTICLES OF ASSOCIATION OF THE COMPANY	23

SHAREHOLDERS’ REQUESTS UNDER SECTION 527 OF THE COMPANIES ACT	24

SHAREHOLDER PROPOSALS FOR 2018 ANNUAL GENERAL MEETING	24

DOCUMENTS AVAILABLE FOR INSPECTION	24

OTHER MATTERS	25

APPENDIX A FORM OF SHARE REPURCHASE CONTRACT	26

APPENDIX B RULE 10B5-1 REPURCHASE PLAN	29

APPENDIX C NEW ARTICLES	34

i

LivaNova PLC
20 Eastbourne Terrace
London W2 6LG
United Kingdom
Company number: 09451374

PROXY STATEMENT FOR THE 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS

ANNUAL GENERAL MEETING OF SHAREHOLDERS – WEDNESDAY, JUNE 14, 2017

INFORMATION ABOUT THIS PROXY STATEMENT AND THE 2017 ANNUAL GENERAL MEETING

The board of directors of LivaNova PLC (“LivaNova” or the “Company”) is soliciting your proxy to vote at the 2017 Annual General Meeting of Shareholders (the “Annual General Meeting”) to be held at the offices of Latham & Watkins (London) LLP, 99 Bishopsgate, London EC2M 3XF, United Kingdom (“UK”) at 9:00 a.m. (British Summer Time) on Wednesday June 14, 2017, and at any adjournment or postponement thereof.

On May 19, 2017, we will have begun mailing this proxy statement, the accompanying proxy card (or in respect of CDIs as defined herein, a Form of Direction) and our 2016 UK annual report and accounts. Copies of these materials, along with our Annual Report on Form 10-K, as amended (“US Annual Report”), filed with the United States (“US”) Securities and Exchange Commission (“SEC”), may be accessed free of charge through our website (www.livanova.com). Requests for mailed copies of the US Annual Report may also be submitted to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, United Kingdom (exhibits will be furnished upon payment of a nominal fee, which fee will be limited to the expenses we incur in providing you with the requested exhibits).

LivaNova was formed on February 20, 2015, for the purpose of facilitating the business combination (the “Mergers”) of Cyberonics, Inc., a Delaware corporation (“Cyberonics”), and Sorin S.p.A., a joint stock company organized under the laws of Italy (“Sorin”). As a result of the Mergers, which became effective on October 19, 2015, LivaNova became the holding company of the combined businesses of Cyberonics and Sorin. Our Ordinary Shares are listed for trading on the NASDAQ Global Market (“NASDAQ”) under the trading symbol “LIVN.” From April 5, 2017, LivaNova's Ordinary Shares are no longer admitted to listing on the standard segment of the United Kingdom Financial Conduct Authority’s Official List and to trading on the Main Market of the London Stock Exchange plc (the “London Stock Exchange”).

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL GENERAL MEETING AND VOTING

What is a proxy statement and what is a proxy?

A proxy statement is a document that the rules and regulations of the United States including the SEC require the Company to give to you when it asks you to give a proxy designating individuals to vote on your behalf. A proxy is your legal designation to another person to vote shares that you own. That other person is called a proxy. If you delegate someone as your proxy in a written document, that document is also called a proxy or proxy card.

1

Why did I receive these proxy materials?

The Company has delivered printed versions of the notice of Annual General Meeting, this proxy statement, proxy cards and the 2016 UK annual report and accounts of LivaNova (the “proxy materials”) to the Company’s shareholders of record as of April 20, 2017 (the “Record Date”), in connection with the solicitation of proxies for use at the Annual General Meeting, or at any adjournment or postponement thereof.

In addition, the Company has provided brokers, dealers, bankers, voting trustees and their nominees, at the Company’s expense, with additional copies of the proxy materials so that the Company’s shareholders of record can, as needed, supply these materials to the beneficial owners of shares as of the Record Date.
Copies of the proxy materials have also been supplied, at the Company’s expense, to Computershare Investor Services PLC (the “Voting Agent”), acting as voting agent on behalf of the custodian, being CREST International Nominees Limited (“CREST Nominees”) as custodian for Euroclear UK & Ireland Ltd (“Euroclear”) as the depositary and issuer of the CREST Depositary Interests (“CDIs”) to be supplied to the holders of CDIs.
What matters will be presented for consideration at the Annual General Meeting?
Action will be taken at the Annual General Meeting with respect to the following proposals, each of which is described more fully below:

1.
The receipt and adoption of the Company’s audited UK statutory accounts for the year ended December 31, 2016, together with the reports of the directors and the auditors thereon (the “UK annual report and accounts”).

2.	The approval of the directors’ remuneration report in the form set out in the Company’s UK annual report and accounts.

3.
The re-appointment of PricewaterhouseCoopers LLP as the Company’s UK statutory auditor under the Companies Act 2006 (the “Companies Act”) to hold office from the conclusion of the Annual General Meeting until the conclusion of the next general meeting at which the annual report and accounts are laid.

4.	The ratification of the appointment of PricewaterhouseCoopers S.p.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

5.
The authorization of the directors and/or the Audit & Compliance Committee of the Company to determine the remuneration of PricewaterhouseCoopers LLP, in its capacity as the Company’s UK statutory auditors under the Companies Act.

6.	The approval of the form of certain share repurchase contracts to be used for repurchases on NASDAQ and the counterparties with whom the Company may conduct such repurchase transactions.

7.	The adoption of new Articles of Association of the Company.
Proposals 1,2,3,5,6 and 7 are items that are required to be approved by shareholders periodically under the Companies Act and may not have an analogous requirement under United States laws and regulations. While the proposals deriving from the Companies Act may be familiar to shareholders accustomed to being shareholders of companies incorporated in England and Wales, other shareholders may be less familiar with these common proposals and should review and consider each proposal carefully.
Will any other matters be decided at the Annual General Meeting?
At the date of this proxy statement, the Company does not know of any other matters to be raised at the Annual General Meeting other than those described in this proxy statement. If any other matters are, in accordance with the Companies Act, other applicable law or the Company’s articles of association (the “Articles”), properly presented for consideration at the Annual General Meeting, such matters will, subject to the Companies Act, the Articles and applicable law, be considered at the Annual General Meeting and the individuals named in the proxy card will vote on such matters in their discretion.

2

What is the difference between holding Ordinary Shares as a shareholder of record, as a beneficial owner and holder of CDIs?
If a shareholder is registered on the register of members of the Company in respect of Ordinary Shares, nominal value £1.00 per share, they are considered, with respect to those Ordinary Shares, the shareholder of record. As of April 20, 2017, being the latest practicable date prior to publication of this proxy statement, the Company’s shareholders of record were Cede & Co., the nominee for the Depositary Trust Company (“DTC”), and 20 other shareholders of record. In order to become a shareholder of record of Ordinary Shares, a beneficial owner would need to take steps to withdraw the relevant Ordinary Shares from the DTC system. Beneficial owners are reminded that any transfer of the Ordinary Shares out of the DTC system will generally be subject to UK stamp duty or stamp duty reserve tax (“SDRT”) at a rate of 0.5% of any consideration, which is payable by the transferee of the Ordinary Shares (i.e., any third party into whose name the Ordinary Shares are transferred). However, where no consideration is given for the transfer of the Ordinary Shares out of the DTC system (i.e., where beneficial ownership of the Ordinary Shares is not changing and there is no third party paying consideration for the Ordinary Shares), no charge to UK stamp duty or SDRT should arise. In addition, if such Ordinary Shares are subsequently redeposited into the DTC system, the redeposit will attract UK stamp duty or SDRT at a higher 1.5% rate. Beneficial owners are, therefore, strongly discouraged from withdrawing their Ordinary Shares from the DTC system.
If your Ordinary Shares are held for you in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being made available or forwarded to you by your broker, bank or other nominee through whom you hold the Ordinary Shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Ordinary Shares by following the instructions for voting on the proxy card.
In addition, in connection with the admission to trading of the Ordinary Shares on the London Stock Exchange, the Company entered into depositary arrangements to enable holders to settle interests in Ordinary Shares through the CREST system without the need for the underlying Ordinary Shares to be withdrawn from the DTC system. When LivaNova’s Ordinary Shares were de-listed from the London Stock Exchange, any holders of depositary interests who took no action to withdraw their interests from the depositary facility operated by Computershare Investor Services PLC by the date of termination of that facility had their interests replaced through CREST with CDIs. These CDIs represent underlying Ordinary Shares on a one-for-one basis.
Who is entitled to vote at the Annual General Meeting?
In accordance with the Articles, the board of directors has set 6:00 p.m. (British Summer Time) on June 12, 2017, as the time and date on which shareholders of record have to be recorded in the Company’s register of members in order to be entitled to vote at the Annual General Meeting. Therefore, if any other person, in addition to Cede & Co. and the other existing shareholders of record, becomes a shareholder of record in respect of Ordinary Shares on or prior to 6:00 p.m. (British Summer Time) on June 12, 2017, that shareholder of record would be entitled to vote at the Annual General Meeting in respect of those Ordinary Shares and any voting instructions previously submitted via a broker or other agent in respect of such Ordinary Shares would be treated as having been withdrawn. If the Annual General Meeting is adjourned, only shareholders of record who are entered in the Company’s register of members 48 hours, excluding non-working days, prior to the adjourned meeting, shall be entitled to attend and vote at such adjourned meeting. Changes to entries on the register of members after such time will be disregarded in determining the rights of any shareholder of record to attend and vote at the Annual General Meeting, or adjourned meeting, as applicable.
Any corporation which is a shareholder of record may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at the Annual General Meeting and the person so authorized shall (on production of a certified copy of such resolution at the Annual General Meeting) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it were an individual shareholder of the Company.

3

Beneficial owners of Ordinary Shares as of the Record Date have the right to direct their broker or other agent on how to vote the Ordinary Shares in their account. They are also invited to attend the Annual General Meeting. However, as beneficial owners are not shareholders of record of the relevant Ordinary Shares, they may not vote their Ordinary Shares at the Annual General Meeting unless they request and obtain a legal proxy from their broker or agent. The board of directors has set the Record Date for the Annual General Meeting as April 20, 2017, being 54 clear days prior to the date of the Annual General Meeting. This is the time and date on which persons had to be beneficial owners of Ordinary Shares in order to have the right to direct their broker or other agent as to how to vote the Ordinary Shares in their account.
 Holders of CDIs may instruct the Voting Agent on behalf of CREST Nominees, as custodian in the DTC clearance system for Euroclear, as the depository and issuer of the CDIs, as to how to exercise the votes attaching to the Ordinary Shares underlying such CDIs by returning a completed form of direction (the “CDI Form of Direction”) to Computershare Investor Services Plc, acting as Voting Agent on behalf of CREST Nominees. Alternatively, holders of CDIs can vote using the CREST system. After the Voting Agent has received instructions on how to vote on the proposals from the holders of CDIs, it will complete an omnibus proxy card reflecting such instructions and send it to the transfer agent in accordance with the instructions under “How do I vote?” below.
What are the total voting rights in the Company?
As of April 20, 2017, being the last practicable date prior to the publication of this proxy statement, there were 48,185,995 Ordinary Shares in issue and entitled to vote. Each Ordinary Share is entitled to one vote on each matter properly brought before the Annual General Meeting. Therefore, the total voting rights in the Company as at April 20, 2017, are 48,185,995.
How do I vote if I am a shareholder of record?
If you are a shareholder of record who is entitled to attend and vote at the Annual General Meeting, you may vote your Ordinary Shares in person at the Annual General Meeting or appoint another person or persons as your proxy to exercise any or all of your rights to attend and to speak and vote at the Annual General Meeting. You may appoint more than one proxy in relation to the Annual General Meeting (provided that each proxy is appointed to exercise the rights attached to a different Ordinary Share(s)). Such proxy need not be a shareholder of record, but must attend the Annual General Meeting to represent you and must vote as you instruct for your vote to be counted.
You may appoint a proxy to vote on your behalf using one of the following methods:

•
by returning the proxy card, or other instrument appointing a proxy, completed in accordance with the instructions therein and signed to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, United States of America;

•	by submission via the internet by going to www.proxyvote.com and following the instructions provided; or

•	by telephone, using the number shown on the proxy card.
To be effective, the proxy appointment must be received by 9:00 a.m. (British Summer Time) on  June 13, 2017.
Details of how to appoint the Chairman of the Annual General Meeting, or another person, as your proxy are set out in the proxy card.
Please sign the proxy card exactly as your name appears on the card. If a shareholder of record is a corporation, limited liability company or partnership, the proxy card should be signed in the full corporate, limited liability company or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders and seniority shall be determined by the order in which the names of the holders stand in the register of members.

4

The return of a completed proxy card, or the submission of proxy instructions via the internet or by telephone, will not prevent a shareholder of record from attending and voting at the Annual General Meeting. If you have appointed a proxy and attend the Annual General Meeting and vote in person, your proxy appointment will automatically be terminated.
If you properly give instructions as to your proxy appointment by executing and returning a paper proxy card or through the internet or by telephone, and your proxy appointment is not subsequently revoked, your Ordinary Shares will be voted in accordance with your instructions.
If you are a shareholder of record and you execute and return a proxy card, but do not give instructions, your proxy will be voted as follows:
FOR the receipt and adoption of the Company’s UK annual report and accounts, by way of ordinary resolution;
FOR the approval of the directors’ remuneration report, by way of ordinary resolution;
FOR the re-appointment of PricewaterhouseCoopers LLP as the Company’s UK statutory auditor, by way of ordinary resolution;
FOR the ratification of the appointment of PricewaterhouseCoopers S.p.A. as the Company’s independent registered public accounting firm, by way of ordinary resolution;
FOR authorizing the board and/or the Audit & Compliance Committee to determine the remuneration of PricewaterhouseCoopers LLP as the Company’s UK statutory auditor, by way of ordinary resolution;
FOR the approval of the form of share repurchase contracts and the counterparties through which the Company may conduct repurchases on NASDAQ, by way of ordinary resolution; and
FOR the adoption of new Articles of Association of the Company, by way of special resolution; and
otherwise in accordance with the judgment of the person or persons voting the proxy on any other matter properly brought before the Annual General Meeting.
A properly submitted proxy marked “abstain”, although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate voting power and number of Ordinary Shares represented and entitled to vote at the Annual General Meeting, will not be treated as votes cast at the Annual General Meeting. Accordingly, an abstention is not a vote in law and will not be taken into account in determining the outcome on any of the resolutions.
If you have not received a proxy card and believe that you should have one, please contact your broker, bank or other nominee for more information.
We will distribute polling cards to any shareholders of record who want to vote in person at the Annual General Meeting.
How do I vote if I am a beneficial owner?
If you are a beneficial owner, you should follow the directions provided by your broker, bank or other nominee. You may submit instructions by telephone or through the internet to your broker, bank or other nominee, or request and return a paper proxy card to your broker, bank or other nominee.
If you are a beneficial owner and you wish to vote in person at the Annual General Meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the scrutineers together with your polling card at the Annual General Meeting.

5

How do I vote if I am a holder of CDIs?
If you are a holder of CDIs, you should return a completed Form of Direction to the Voting Agent, Computershare Investor Services PLC, at The Pavilions, Bridgwater Road, Bristol BS99 6ZY, United Kingdom in the enclosed reply paid envelope or by facsimile to +44 (0) 370 703 6322 following the instructions therein. To be effective, the Form of Direction must be received by the Voting Agent by 9:00 a.m. (British Summer Time) on June 9, 2017.
Alternatively, holders of CDIs may transmit voting instructions by utilizing the CREST voting service in accordance with the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed a voting service provider, should refer to their CREST sponsor or voting service provider, who will be able to take appropriate action on their behalf. In order for instructions made using the CREST voting service to be valid, the appropriate CREST message (a “CREST Voting Instruction”) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for such instructions, as described in the CREST Manual (available via www.euroclear.com/CREST).
To be effective, the CREST Voting Instruction must be transmitted so as to be received by the Voting Agent (ID: 3RA50) no later than 9:00 a.m. (British Summer Time) on June 9, 2017 (or, in the event of an adjourned meeting, four business days before the adjourned meeting (excluding weekends and public holidays in the UK). For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the CREST Voting Instruction by the CREST applications host) from which the Company’s agent is able to retrieve the CREST Voting Instruction by inquiry to CREST in the manner prescribed by CREST. After this time, any change of voting instructions made through CREST should be communicated to the Voting Agent by other means.
Holders of CDIs and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the transmission of CREST Voting Instructions. It is the responsibility of the CDI holder concerned to take (or, if the CDI holder is a CREST personal member or sponsored member or has appointed a voting service provider, to procure that CREST sponsor or voting service provider takes) such action as shall be necessary to ensure that a CREST Voting Instruction is transmitted by means of the CREST voting service by any particular time. In this connection, CDI holders and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.
The Company may treat as invalid a CREST Voting Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.
After the Voting Agent has received instructions as to how to vote on the resolutions from the CDI holders, it will then complete an omnibus proxy card reflecting such instructions.
If you are a holder of CDIs and you wish to vote in person at the Annual General Meeting, please contact the Voting Agent, Computershare Investor Services PLC (contact details for whom are set in the Form of Direction to be sent by Computershare Investor Services PLC to all holders of CDIs) to obtain a letter of representation to allow you to attend, speak at and vote at the Annual General Meeting. See the section titled “Who can attend the Annual General Meeting?” below for further information.
What if I am a nominated person?
A person who is not a shareholder of record of the Company, but has been nominated by a shareholder of record to enjoy information rights in accordance with section 146 of the Companies Act (a “Nominated Person”) does not have the right to appoint a proxy. Nominated Persons may have a right under an agreement with the nominating shareholder to be appointed (or to have someone else appointed) as a proxy for the meeting. Alternatively, if Nominated Persons do not have such a right, or do not wish to exercise it, they may have a right under an agreement with the relevant shareholder to give instructions as to the exercise of voting rights. If you have been nominated to receive general shareholder communications directly from the Company, it is important to remember that your main contact in terms of your investment remains the shareholder of record or custodian or broker who administers the investment on your behalf. Therefore, any changes or queries relating to your personal details and holding (including any administration) must continue to be directed to your existing contact at your

6

investment manager or custodian. The Company cannot guarantee to deal with matters that are directed to them in error. The only exception to this is where the Company, in exercising one of its powers under the Companies Act, writes to you directly for a response.
What should I do if I receive more than one proxy card or Form of Direction?
If you own some Ordinary Shares directly in your name as a registered holder and other Ordinary Shares as a beneficial owner holding through a broker, bank or other nominee, or if you own Ordinary Shares through more than one broker, bank or other nominee, you may receive multiple proxy cards. It is necessary for you to fill-in, sign and return all of the proxy cards included in the proxy materials you receive (or vote over the internet or by telephone for each card).
How is a quorum determined?
The presence of the holders of record of shares in the Company who together represent at least the majority of the voting rights of all the shareholders of record entitled to vote, present in person or by proxy, at the Annual General Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for the purposes of determining a quorum at the Annual General Meeting.
What is a broker non-vote?
If you own your Ordinary Shares through a broker, bank or other nominee, and do not provide the organization that holds your Ordinary Shares with specific voting instructions, the bank, broker or other nominee is generally permitted to vote your Ordinary Shares at its discretion on routine matters, but may not exercise discretion and therefore will not vote on non-routine matters. If the broker, bank or other nominee that holds your Ordinary Shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the Company that it does not have the authority to vote on this matter with respect to your Ordinary Shares. A broker non-vote occurs where a broker, bank or other nominee holding Ordinary Shares on your behalf does not vote on a particular proposal because it has not received voting instructions from you and does not have discretionary voting power with respect to that proposal.
What proposals are considered “routine” or “non-routine”?
Proposals 1,3,4 and 5 are each considered a routine matter under the applicable rules and practices governing brokers in the US. A broker, bank or other nominee may generally vote on routine matters and therefore no broker non-votes are expected to occur in connection with proposals 1,3,4 and 5.

Proposals 2,6 and 7 are matters generally not considered routine under the applicable rules and practices governing brokers in the US. A broker, bank or other nominee may not vote on these non-routine matters without specific voting instructions from the beneficial owner. As a result, there may be broker non-votes with respect to Proposals 2,6 and 7.

What are the voting requirements to approve the resolutions?
In accordance with the Articles, all resolutions will be taken on a poll. Voting on a poll will mean that each share represented in person or by proxy will be counted in the vote.
The resolutions included in Proposals 1, 2, 3, 4, 5 and 6 will be proposed as ordinary resolutions, which mean that, assuming a quorum is present, each resolution will be approved if a majority of the votes cast are cast in favor of the resolution. Abstentions and broker non-votes will not be counted as a vote either for or against these resolutions. If the number of votes cast against a resolution exceeds or equals the number of votes cast for the resolution, the resolution will not be passed. The results of the shareholder votes on the ordinary resolutions in Proposals 1 and 2 regarding receipt and approval of the UK statutory report and accounts and approval of the directors’ remuneration report, will not require the board of directors or any committee thereof to take (or refrain from taking) any action as a result of the shareholder votes. The board of directors values the opinions of shareholders expressed through such votes and will carefully consider the outcome of the votes on Proposals 1 and 2.

7

The resolution included in Proposal 7 will be proposed as a special resolution, which means that, assuming a quorum is present, this resolution must be approved by shareholders representing at least 75% of the votes cast on the resolution. Abstentions and broker non-votes will not be counted as a vote either for or against this resolution. If fewer than 75% of the votes cast on the resolution are voted in favor of the resolution, the resolution will not be passed.
Can I change my vote?
If you are a shareholder of record, you can change how you wish to instruct the proxy to vote or revoke your proxy at any time before the Annual General Meeting, by:

•
delivering a valid, later-dated proxy card prior to the cut-off time for receipt of proxies, in which case your later-submitted proxy will be recorded and your earlier proxy revoked. Any later-dated proxy card received after the relevant cut-off time will be disregarded;

•
amending your internet or telephone proxy instruction prior to the cut-off time for receipt of proxies, whereby your original instruction will be superseded. Any amended proxy instruction received after the relevant cut-off time will be disregarded;

•

•	sending written notice to the office of the Company Secretary at the Company’s registered office, which must be received at least 24 hours prior to the start of the Annual General Meeting; or

•	voting on the poll in person at the Annual General Meeting.
If you are a beneficial owner of Ordinary Shares, you may submit new proxy appointment instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual General Meeting if you obtain a legal proxy as described above under “How do I vote?”.
If you are a CDI holder, you may submit a new Form of Direction following the instructions previously set out, at any time prior to 9:00 a.m. (British Summer Time) on June 9, 2017.
All Ordinary Shares that have been properly voted and not revoked will be counted in the votes held on the resolution proposed at the Annual General Meeting. Attending the Annual General Meeting without taking further action will not automatically revoke your prior proxy.
Who can attend the Annual General Meeting?
Shareholders of record as at 6:00 p.m. (British Summer Time) on June 12, 2017, may attend the Annual General Meeting. If you are a shareholder of record, you will need to present the proxy card that you received, together with a form of person photo identification, in order to be admitted into the meeting.
If you are the beneficial owner of Ordinary Shares held in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee as of the close of business in New York on the Record Date, along with a form of personal photo identification. Alternatively, you may contact the bank, broker or other nominee in whose name your Ordinary Shares are registered and obtain a legal proxy to bring to the Annual General Meeting.
If you are a holder of CDIs and would like to attend, speak and vote in person at the Annual General Meeting, please contact the Voting Agent, Computershare Investor Services PLC (contact details for whom are set out in the Form of Direction to be sent by Computershare Investor Services PLC to all holders of CDIs) who will provide you with a letter of representation with respect to your CDI holding that will enable you to attend, speak at and vote your underlying Ordinary Shares at the Annual General Meeting on CREST Nominees’ behalf.
No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted into the meeting or adjacent areas. All other items may be subject to search.

8

Who will pay the costs of this proxy solicitation?
The Company will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual General Meeting. The Company has engaged the Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $15,000 in total. In addition to the solicitation of proxies by mail, solicitation may be made on our behalf by certain directors, officers or employees of LivaNova and its subsidiaries telephonically, electronically or by any other means of communication. Directors, officers and employees of LivaNova and its subsidiaries will receive no additional compensation for such solicitation. The Company will also reimburse banks, brokers and other nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners.
Who will count the votes?
Representatives of the Company’s transfer agent, Computershare Investor Services PLC, will serve as scrutineers of the poll., and Broadridge Financial Services, Inc. will serve as master tabulator.
Where can I find the voting results of the Annual General Meeting?
The preliminary voting results will be announced at the Annual General Meeting. The final voting results will be checked by the scrutineers and disclosed by way of an announcement via a Current Report on Form 8-K, which LivaNova is required to file with the SEC. The results of the polls taken on the resolutions at the Annual General Meeting and any other information required by the Companies Act will be made available on the Company’s website (www.livanova.com) as soon as reasonably practicable after the Annual General Meeting and for a period of two years thereafter.
Where can I obtain directions to the Annual General Meeting?
A map showing the location of the Annual General Meeting is set out on the next page. The nearest London underground stations are Liverpool Street, Bank and Tower Hill stations. There are also bus stops directly outside the meeting location, served by bus routes 8, 26, 78, 100, 242 and 388.
For additional information, please contact company.secretariat@livanova.com.

9

Location of Annual General Meeting:

10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 20, 2017, except where otherwise noted, certain information with respect to the amount of the Company’s ordinary shares (“Ordinary Shares”) beneficially owned (as defined by the SEC’s rules and regulations) by (1) each of our named executive officers, (2) each director, (3) all current executive officers and directors as a group and (4) each person known by us to own beneficially more than 5% of the outstanding Ordinary Shares of LivaNova. We are not aware of any agreements among our shareholders that relate to voting or investment of our Ordinary Shares.
Applicable percentage ownership and voting power is based on 48,185,995 Ordinary Shares outstanding as of April 20, 2017.

11

	Amount and Nature of Beneficial Ownership (1)

Name of Beneficial Owner	Shares Owned	Shares Acquirable Within 60 Days	Total Beneficial Ownership	Percent of Class (2)

Named Executive Officers:
André-Michel Ballester	94,973	—	94,973	0.20%
Damien McDonald	—	—	—	—
Michel Darnaud	31,783	—	31,783	0.07%
Jacques Gutedel	18,672	—	18,672	0.04%
Brian Sheridan	14,232	—	14,232	0.03%
Vivid Sehgal	2,761	—	2,761	0.01%
David Wise	37,919	—	37,919	0.08%

Directors: (3)
Francesco Bianchi	—	—	—	—
Stefano Gianotti	—	—	—	—
Daniel J. Moore (4)	59,437	—	59,437	0.12%
Hugh M. Morrison (5)	5,215	—	5,215	0.01%
Alfred J. Novak	13,020	—	13,020	0.03%
Sharon O’Kane, Ph.D.	—	—	—	—
Arthur L. Rosenthal, Ph.D.	15,265	—	15,265	0.03%
Andrea L. Saia	—	—	—	—

All current executive officers and directors as a group (12 persons)	133,617	—	133,617	0.28%

5% Holders Not Listed Above:
Bios S.p.A. & Mittel S.p.A.(7)	4,318,388	—	4,318,388	8.96%
Piazza Armando Diaz, n. 7 20123 - Milan (Italy)

Franklin Resources, Inc. (8)	4,512,585	—	4,512,585	9.37%
One Franklin Parkway San Mateo, CA 94403-1906

FMR LLC (9)	2,754,679	—	2,754,679	5.72%
245 Summer Street Boston, MA 02210

FIL Limited (10)	2,688,950	—	2,688,950	5.58%
Pembroke Hall 42 Crow Lane Hamilton, Bermuda

BlackRock, Inc. (11)	2,419,948	—	2,419,948	5.02%
55 East 52nd Street New York, NY 10055

12

_____________________

(1)
Beneficial ownership is determined in accordance with the SEC’s rules and regulations and generally includes voting or investment power with respect to securities. LivaNova ordinary shares subject to options and warrants currently exercisable, or exercisable within 60 days after April 20, 2017, are deemed outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such rights, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Based on total shares outstanding of 48,185,995 at April 20, 2017.

(3)	Excludes the beneficial ownership of Mr. McDonald which is nil and is reported as such above.

(4)
The Total Beneficial Ownership column excludes 2,586 shares owned by the DJM Family Partnership, Ltd., in which Mr. Moore’s spouse, Grace M. Moore, owns a limited partner interest and holds sole investment power. Mr. Moore disclaims beneficial ownership over such shares.

(5)	3,215 shares owned by Mr. Morrison are pledged as collateral in connection with a margin account.

(6)	5% holders are as at December 31, 2016, as reported on Schedule 13G. There were 48,156,690 total shares outstanding as at December 31, 2016.

(7)
The shares set forth in the table reflect the number of shares beneficially owned as of December 31, 2016, based on a Schedule 13G dated February 7, 2017, jointly filed by Mittel S.p.A., Bios S.p.A., Equinox, Tower 6 and Tower 6 Bis S. à r.l. In such Schedule 13G, each of Bios S.p.A. and Mittel S.p.A. (because of Mittel S.p.A.’s and Tower 6 Bis S. à r.l. 50:50 shared ownership of Bios S.p.A.) reported having sole voting and dispositive power over no shares and shared voting and dispositive power over 3,562,285 shares. Each of Tower 6 (because of Mittel S.p.A.’s and Tower 6 Bis S. à r.l. 50:50 shared ownership of Bios S.p.A. and Tower 6’s indirect ownership of 756,103 shares owned by Tower 6 Bis S. à r.l., a wholly owned subsidiary of Tower 6) and Equinox (because of Equinox’ sole ownership of Tower 6) reported having sole voting and dispositive power over no shares and shared voting and dispositive power over 4,318,388 shares.

(8)
The shares outstanding in the table reflect the number of shares beneficially owned as of December 31, 2016, based on a Schedule 13G dated February 7, 2017 jointly filed by Franklin Resources, Inc., Templeton Investment Counsel, LLC, Charles B. Johnson and Rupert H. Johnson in respect of affiliated entities.

(9)
The shares set forth in the table reflect the number of shares beneficially owned as December 31, 2016, based on a Schedule 13G filed on February 14, 2017. Subsequent to February 14, 2017, on January 9, 2017, FMR LLC notified us (as they were then required to do) that their indirect holding had increased to 3,063,903 shares.

(10) The shares set forth in the table reflect the number of shares beneficially owned as of December 31, 2016, based on a Schedule 13G filed on February 13, 2017. Subsequent to December 31, 2016, FIL Ltd notified us (as they were required to do) that their indirect holding had decreased below 5% of our then-outstanding shares.
(11)The shares set forth in the table reflect the number of shares beneficially owned as of December 31, 2016, based on a Schedule 13G dated January 30, 2017, filed by BlackRock, Inc. In such Schedule 13G, BlackRock, Inc. reported having sole voting power over 2,383,348 shares, shared voting power over no shares, sole dispositive power over 2,419,948 shares and shared dispositive power over no shares.

13

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Changes in Independent Auditor
On October 19, 2015, the Audit and Compliance Committee of LivaNova appointed PricewaterhouseCoopers S.p.A. as the Company’s independent registered public accounting firm until the end of the next period for appointing auditors under section 489(3)(a) of the Companies Act.
KPMG LLP (“KPMG”) was the independent registered public accountant of Cyberonics prior to consummation of the Mergers and the independent auditor that audited Cyberonics’ financial statements for the fiscal years ended April 25, 2014 and April 24, 2015. After completion of the Mergers, and as previously reported on the Current Report on Form 8-K filed by LivaNova with the SEC on October 19, 2015, KPMG was further engaged to complete its review of the interim financial information of Cyberonics included in a Transition Report on Form 10-Q (the “Transitional Form 10-Q”) filed by LivaNova with the SEC, as the successor company to Cyberonics, to report the results for Cyberonics and its consolidated subsidiaries for the transitional period July 25, 2015 to October 18, 2015. On December 31, 2015, as reported on the Current Report on Form 8-K (the “Form 8-K”) filed by LivaNova with the SEC on such date, the Audit and Compliance Committee of LivaNova formally dismissed KPMG, in recognition that KPMG had completed its review of the interim financial information of Cyberonics and thereby its services on behalf of LivaNova and Cyberonics.
KPMG’s reports on Cyberonics’ financial statements for each of the fiscal years ended April 25, 2014 and April 24, 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the years ended April 25, 2014 and April 24, 2015, and the subsequent interim period through December 2, 2015, (i) there were no disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused them to make references to the subject matter of the disagreement in connection with its reports on the financial statements of Cyberonics for such periods, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.
The Company furnished a copy of these disclosures to KPMG, including a copy of the Form 8-K reporting the dismissal of KPMG containing substantially the same disclosure as above, and requested that KPMG provide the Company with a letter addressed to the SEC stating whether or not KPMG agreed with the disclosures contained therein. A copy of KPMG’s letter, dated December 31, 2015, is filed as Exhibit 16.1 to the Form 8-K.
Fees Paid to Independent Auditor
The following table summarizes the aggregate fees billed to us by PricewaterhouseCoopers S.p.A. and its respective network member firms (“PwC" or the “Independent Auditor”) for services performed in connection with the financial year ended December 31, 2016 and prior transitional fiscal period April 25, 2015 to December 31, 2015:

(in thousands)	Year Ended December 31, 2016	Transitional Period April 25, 2015 to December 31, 2015
Audit Fees(1)	$ 4,342	$ 3,785
Audit-Related Fees(2)	—	—
Tax Fees(3)	29	66
All Other Fees(4)	543	410
Total	$ 4,913	$ 4,262

14

______________________

(1)
Audit Fees are fees we paid to PwC for professional services related to the audit of our annual financial statements and the review of our quarterly financial statements, and for services that are normally provided by the firm in connection with US or international statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of aggregate fees billed, which are for assurance and related services other than those included in Audit Fees.

(3)	Tax Fees include applicable fees paid to PwC for tax services, including tax compliance and tax advice.

(4)	Other Fees include in principal part fees paid to PwC for certain cybersecurity and equity restructuring work.
Pre-Approval Policies and Procedures
The Audit and Compliance Committee’s policy is to review and approve the plan and scope of the audit and non-audit services to be provided by the Independent Auditor and the fees to be paid for such services. Consistent with the Audit and Compliance Committee Charter, all audit and non-audit services provided by the Independent Auditor for the relevant fiscal periods, and the estimated cost of those services, are approved by the Audit and Compliance Committee, which determines whether the services provided by the Independent Auditor are compatible with maintaining the Independent Auditor’s independence.

15

PROPOSAL 1 – ORDINARY RESOLUTION TO RECEIVE AND ADOPT THE COMPANY’S UK ANNUAL REPORT AND ACCOUNTS
What am I voting on?
The Board is required to present at the Annual General Meeting the Company’s audited UK statutory accounts and related reports for the year ended December 31, 2016 (the “UK Annual Report”). In accordance with its obligations under English law, the Company will provide shareholders at the AGM the opportunity to receive and adopt the UK Annual Report and ask any relevant and appropriate questions of the representative of PricewaterhouseCoopers LLP in attendance at the AGM.
How does the board of directors recommend that I vote?
The Company’s board of directors unanimously recommends that you vote “for” the receipt and adoption of the UK Annual Report.

16

PROPOSAL 2 – ORDINARY RESOLUTION ON THE DIRECTORS’ REMUNERATION REPORT
What am I voting on?
The Directors’ Remuneration Report for 2016 is set out on pages 63 to 76 of the UK Annual Report. All UK incorporated companies that are “quoted companies” under the Companies Act are required to put their directors’ remuneration report to shareholders.
The Company encourages its shareholders to read the Directors’ Remuneration Report as set out on pages 63 to 76 of the UK Annual Report.
Who are the Company’s directors?
LivaNova's board of directors in 2016 consisted of the following directors:

Daniel J. Moore	Chairman	Alfred J. Novak
André-Michel Ballester	CEO	Sharon O'Kane, Ph.D
Francesco Bianchi		Arthur L. Rosenthal, Ph.D.
Stefano Gianotti		Andrea Saia (from July 27, 2016)
Hugh Morrison
Mr. Ballester resigned as Chief Executive Officer and Executive Director effective December 31, 2016. Mr. Damien McDonald succeeded Mr. Ballester in both roles effective January 1, 2017.
Is this vote binding on the board of directors?
This vote is advisory only, pursuant to the Companies Act, and the directors’ entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced or withheld in the event that the resolution is not passed.
The resolution and vote are a means of providing shareholder feedback to the board of directors. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of the Company’s executive director and non-executive director compensation programs.
How does the board of directors recommend that I vote?
The Company’s board of directors unanimously recommends that you vote “for” approval of the Directors’ Remuneration Report included in the UK Annual Report.

17

PROPOSAL 3 – ORDINARY RESOLUTION TO RE-APPOINT PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S UK STATUTORY AUDITOR
What am I voting on?
Under the Companies Act, the Company’s UK statutory auditor must be re-appointed at each meeting at which the annual report and accounts are presented to shareholders. PricewaterhouseCoopers LLP has served as the Company’s UK statutory auditor since completion of the merger of Sorin and Cyberonics on October 19, 2015.
If this proposal does not receive the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual General Meeting, the board of directors may appoint an auditor to fill the vacancy.
How does the board of directors recommend that I vote?
The Company’s board of directors and Audit & Compliance Committee unanimously recommend that you vote “for” the re-appointment of PricewaterhouseCoopers LLP as the Company’s UK statutory auditor under the Companies Act to hold office from the conclusion of the meeting until the conclusion of the next Annual General Meeting at which accounts are laid before the Company.

18

PROPOSAL 4 – ORDINARY RESOLUTION TO RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
What am I voting on?
The Audit & Compliance Committee has appointed PricewaterhouseCoopers S.p.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2017, subject to ratification by the Company’s shareholders. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the board of directors believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the registered public accounting firm for the year ending December 31, 2017.
If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual General Meeting, the Audit & Compliance Committee will reconsider the appointment, but may decide to maintain its appointment of PricewaterhouseCoopers S.p.A.
We anticipate that a representative of PricewaterhouseCoopers S.p.A. or an affiliated member firm will be present at the Annual General Meeting. The representative will be given the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to any appropriate questions that may be submitted by shareholders at the Annual General Meeting.
How does the board of directors recommend that I vote?
The Company’s board of directors and Audit & Compliance Committee unanimously recommend that you vote “for” the ratification of the appointment of PricewaterhouseCoopers S.p.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

19

PROPOSAL 5 – ORDINARY RESOLUTION TO AUTHORISE THE BOARD OF DIRECTORS AND/OR THE AUDIT & COMPLIANCE COMMITTEE TO DETERMINE THE COMPANY’S UK STATUTORY AUDITOR’S REMUNERATION
What am I voting on?
Under the Companies Act, the remuneration of the Company’s UK statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. The Company is asking its shareholders to authorize the board of directors and/or the Audit & Compliance Committee of the Company to determine the remuneration of PricewaterhouseCoopers LLP in its capacity as the Company’s UK statutory auditor under the Companies Act.
How does the board of directors recommend that I vote?
The Company’s board of directors unanimously recommends that you vote “for” the authorization of the board of directors and/or the Audit & Compliance Committee to determine the Company’s UK statutory auditor’s remuneration.

20

PROPOSAL 6 - ORDINARY RESOLUTION TO APPROVE FORM OF SHARE REPURCHASE CONTRACTS AND REPURCHASE COUNTERPARTIES
What am I voting on?
Under the Companies Act, the Company (now with only a listing on NASDAQ) may only repurchase its Ordinary Shares in accordance with specific procedures for “off-market purchases” of such Ordinary Shares. This is because any repurchase of the Company’s Ordinary Shares through NASDAQ constitutes an “off-market” transaction. As such, these repurchases may only be made pursuant to a form of share repurchase contract which has been approved by the Company’s shareholders. In addition, the Company may only conduct share repurchases through NASDAQ through counterparties approved by the Company’s shareholders. These approvals, if granted, will be valid for five years.
The Company’s shareholders approved the form of share repurchase contracts and counterparties at the Annual General Meeting held in 2016 and the Company is seeking to renew its existing authorizations.
Approval of the form of contracts and counterparties are not an approval of the amount or timing of any repurchase activity. The Company will continue to repurchase shares at its discretion in accordance with its previously disclosed share repurchase plan. There cannot be any assurance as to whether the Company will repurchase any of its Ordinary Shares or as to the amount of any such repurchases or the prices at which such repurchases may be made.
Any repurchases by the Company of its Ordinary Shares carried out through NASDAQ pursuant to this authority would be conducted in accordance with all applicable US, UK and European Union securities laws. Any Ordinary Shares purchased pursuant to this authority may either be held as treasury shares or canceled by the Company, depending on which course of action is considered by the directors to be in the best interest of shareholders at the time.
What are the material terms of the share repurchase contracts?
The Company is seeking the approval of its shareholders of two forms of share repurchase contract (the “Share Repurchase Contracts”):

•
The form of agreement attached as Appendix A to this proxy statement provides that the counterparty will purchase Ordinary Shares on NASDAQ at such prices and in such quantities as LivaNova may instruct from time to time, subject to the limitations set forth in Rule 10b-18 of the US Securities Exchange Act of 1934, as amended (the “Exchange Act”). The agreement provides that the counterparty will purchase the Ordinary Shares as principal and sell any Ordinary Shares purchased to LivaNova.

•
The form of agreement attached as Appendix B to this proxy statement is a form of repurchase plan which LivaNova may enter into from time to time to purchase a specified dollar amount of Ordinary Shares on NASDAQ each day if the Ordinary Shares are trading below a specified price. The amount to be purchased each day, the limit price and the total amount that may be purchased under the agreement will be determined at the time the plan is executed. The agreement provides that the counterparty will purchase the Ordinary Shares as principal and sell any Ordinary Shares purchased to LivaNova.

Who are the approved counterparties?
LivaNova may only enter into Share Repurchase Contracts with counterparties approved by its shareholders. LivaNova therefore seeks approval to conduct repurchases through the following counterparties (or their subsidiaries or affiliates from time to time):

21

Bank of America
Barclays Capital Inc.
Berenberg Capital Markets LLC
BNY Mellon Capital Markets, LLC
Blaylock Robert Van, LLC
BNP Paribas Securities Corp
Citibank Global Markets
Crédit Agricole Securities
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities, Inc.
Drexel Hamilton, LLC
Goldman, Sachs & Co.
HSBC Securities
J.P. Morgan Securities, LLC
Keefe, Bruyette and Woods, Inc.
KeyBanc Capital Markets, Inc.
Kota Global Securities Inc.

Lloyds Bank
Loop Capital Markets LLC
M.R. Beal & Company
Morgan Stanley & Co. LLC
Natixis
Northern Trust Securities, Inc.
Piper Jaffray
RBC Capital Markets Corporation
RBS Securities Inc.
Société Générale Securities Services
ScotiaBank Capital Markets
Stifel, Nicolaus & Company
Topeka Capital Markets
UBS Securities LLC
UniCredit Bank, LLC
Wells Fargo Securities, LLC
The Williams Capital Group, L.P.

When does this authorization expire?
Under the Companies Act, LivaNova must seek authorization for share repurchase contracts and counterparties at least every five years. If this proposal is approved, LivaNova may repurchase Ordinary Shares pursuant to the forms of contract attached at Appendix A and Appendix B with the approved counterparties until the fifth anniversary of the Annual General Meeting.
What happens if this resolution is not approved?
If the forms of the Share Repurchase Contracts and counterparties do not receive shareholder approval, the Company will be able to continue to repurchase shares under its share repurchase plan with the form of contracts and counterparties approved at the 2016 Annual General Meeting. In order to continue to repurchase shares after June 15, 2021, the Company would be required to seek shareholder approval of the form of contracts and counterparties at a future general meeting.
How does the board of directors recommend that I vote?
The Company’s board of directors unanimously recommends that you vote “for” approval of the form of share repurchase contracts and repurchase counterparties.

22

PROPOSAL 7 - SPECIAL RESOLUTION REGARDING ADOPTION OF NEW ARTICLES OF ASSOCIATION OF THE COMPANY
What am I voting on?
The purpose of this resolution is to adopt new articles of association as set out in Appendix C (the "New Articles"). The New Articles will allow for general meetings to be held electronically as well as physically in accordance with the Companies (Shareholders’ Rights) Regulations 2009 and the Companies Act. If this resolution is passed, the changes introduced will allow for meetings to be held and conducted in such a way that persons who are not present together at the same place may attend, speak at and vote at the meeting by electronic means. Nothing in the New Articles will preclude physical general meetings being held. In addition, the New Articles will remove a provision relating to record dates for general meetings that is no longer applicable to the Company as it is no longer a “traded company” under the Companies Act following the de-listing of the Company’s Ordinary Shares from the London Stock Exchange.
A comparison of changes to the current articles of association of the Company is contained in Appendix C to this proxy statement.
How does the board of directors recommend that I vote?
The Company’s board of directors unanimously recommends that you vote “for” the adoption of the New Articles.

23

SHAREHOLDERS’ REQUESTS UNDER SECTION 527 OF THE COMPANIES ACT
Under section 527 of the Companies Act, members meeting the threshold requirements set out in that section have the right to require the Company to publish a statement on a website setting out any matter relating to:

•	the audit of the Company’s accounts (including, the auditor’s report and the conduct of the audit) that are to be laid before the Annual General Meeting; or

•	any circumstance connected with an auditor of the Company ceasing to hold office since the last Annual General Meeting.
The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with section 527 or 528 of the Companies Act. Where the Company is required to place a statement on a website under section 527 of the Companies Act, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the Annual General Meeting includes any statement that the Company has been required under section 527 to publish on a website.
SHAREHOLDER PROPOSALS FOR 2018 ANNUAL GENERAL MEETING
Shareholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals for inclusion in the proxy materials to be published by the Company in connection with its 2018 Annual General Meeting must submit their proposals to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG by January 15, 2018. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in the Company’s proxy statement.
In accordance with the Articles, and without prejudice to the rights of a shareholder of record under the Companies Act, in order to nominate a candidate for election as a director or properly bring business before the Company’s 2018 Annual General Meeting, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s Annual General Meeting, subject to certain exceptions. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of the Company’s Articles (and not submitted pursuant to Rule 14a-8) must be received no earlier than February 14, 2018, and no later than March 16, 2018. The requirements for advance notice of shareholder proposals under our Articles do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those stockholder proposals are governed by Rule 14a-8. Shareholders are advised to review our Articles, for further details on the requirements and procedures to submit shareholder proposals.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8, the Company’s Articles or any other requirements, as applicable.
Under section 338 of the Companies Act, shareholders meeting the threshold requirements in that section may require the Company to include a resolution in its Notice of Annual General Meeting. Provided that the appropriate thresholds are met, notice of the resolution must be received by the Company at the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG at least six weeks prior to the date of the Annual General Meeting or, if later, at the time notice of the Annual General Meeting is delivered to shareholders.
DOCUMENTS AVAILABLE FOR INSPECTION
Copies of the service contracts of the executive director and the non-executive directors’ letters of appointment are available for inspection at the Company’s registered office during normal business hours and at the place of the Annual General Meeting from at least 15 minutes prior to the start of the meeting until the end of the meeting.
In addition, the Share Repurchase Contracts and the New Articles will be available for shareholders to inspect at the Company’s registered office at 20 Eastbourne Terrace, London W2 6LG for the period from the date of this proxy statement and ending

24

on the date of the Annual General Meeting. Copies of the Share Repurchase Contracts will also be available for inspection at the Annual General Meeting.
OTHER MATTERS
The Board is not aware of any business to be acted upon at the Annual General Meeting other than that described in this proxy statement. If any other business comes before the Annual General Meeting, the proxy holders (as indicated in the accompanying proxy card or cards) will vote their proxies according to their best judgment with respect to such matters.
By order of the Board of Directors.

Catherine Moroz
Company Secretary

May 15, 2017
London, United Kingdom

25

APPENDIX A
FORM OF SHARE REPURCHASE CONTRACT
Share Repurchase Contract
This agreement is made on                                                      between:
LivaNova PLC (the “Company”)
20 Eastbourne Terrace
London W2 6LG
United Kingdom
Registered number: 09451374
(the “Counterparty”)
It is agreed that the Counterparty will purchase on a principal basis interests in Ordinary Shares of the Company, nominal (i.e., par) value £1.00 per share (the “Ordinary Shares”), for subsequent sale and delivery to the Company under the terms of this agreement as follows:

1.
Ordinary Shares will be purchased up to the quantity and purchase price level advised by telephone from an authorized person at the Company (the “Purchase Price”), such authorized person(s) to be notified in writing to the Counterparty by the Company from time to time (each an “Authorized Person”).

2.	Unless otherwise instructed, Ordinary Shares will be purchased in accordance with all applicable laws and regulations, including (without limitation) in accordance with:

a.
The volume limitations of Rule 10b-18(b)(4) and 10b-18(c)(2) of the Securities Act of 1934, as may be amended or superseded from time to time (the “Exchange Act”). The maximum value of Ordinary Shares, at acquisition cost, to be purchased under this program will be advised to the Counterparty by an Authorized Person from time to time following the execution of this Agreement;

b.	The timing conditions of Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act, as may be amended or superseded from time to time; and

c.	The price conditions of Rule 10b-18(b)(3) of the Exchange Act, as may be amended or superseded from time to time.

3.
All purchases will be effected pursuant to Rule 10b-18 of the Exchange Act, as may be amended or superseded from time to time, from or through only one broker or dealer on any single day or as otherwise allowed by Rule 10b-18(b)(1) of the Exchange Act, as may be amended or superseded from time to time.

4.	Purchases may be made on any national securities exchange, electronic communication network (ECN), alternative trading system (ATS) or in over-the-counter (OTC) transactions.

5.	Before purchases commence under this Agreement, the Company will have officially disclosed the repurchase program to the public.

6.
The Company represents that the purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will not violate or contravene any legal, regulatory or contractual restriction applicable to the Company or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act.

7.	Daily purchase information will be provided to the Company by phone or e-mail, and trade confirmations will be sent by e-mail or fax the following day.

26

8.	The Company’s tax identification number is 98-1268150.

9.	Purchases of Ordinary Shares in accordance with the instructions contained herein, will commence on the date to be agreed between the Company and the Counterparty.

10.	Notices for the attention of the Company shall be sent to:

The Office of the Company Secretary

20 Eastbourne Terrace

London W2 6LG

United Kingdom

Notices for the attention of the Counterparty shall be sent to the address notified in writing to the Company by the Counterparty.

11.
The Counterparty shall (including, without limitation, by liaising with Computershare Trust Company, N.A. (or its successor or assign) as transfer agent and registrar of the Company (the “Transfer Agent”)) procure that any Ordinary Share to be sold by the Counterparty to the Company is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Shares is withdrawn from the facilities of the Depositary Trust Company (the “DTC System”) (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Company receives the Ordinary Share in record form (a “Record Share”).

12.
In accordance with Paragraph 11, the Counterparty shall sell, and the Company shall purchase, such Record Shares, and following such purchase and delivery, the Company shall be registered as the record holder of such Record Shares, or such Record Shares shall otherwise be canceled. The Company shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty.

13.
The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Company in accordance with the terms of this letter.

14.
The Company will pay for any and all Record Shares purchases by it in accordance with Paragraph 12 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of Record Shares. Any commission payable by the Company in respect of the delivery of Record Shares shall be agreed in writing from time to time between the Company and the Counterparty, and shall be paid to the Counterparty by the Company on delivery of Record Shares. The relevant bank account details of the Counterparty shall be notified to the Company by the Counterparty in writing from time to time.

15.	The Counterparty and the Company each acknowledge and agree that:

a.
Prior to an acquisition by the Company under Paragraph 12 hereof, the Company shall not acquire, nor have any legal or beneficial interest in, any Ordinary Share purchased by the Counterparty pursuant to this Agreement;

b.
Nothing in this letter is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

c.
The Counterparty shall act as principal in respect of its acquisition of the Ordinary Shares and shall effect purchases of shares hereunder in “riskless principal transactions” as defined in Rule 10b-18(a)(12) of the Exchange Act.

16.	This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.

27

LivaNova PLC

By:	_________________	By:	_________________

Name:		Name:

Title:		Title:

28

APPENDIX B
RULE 10B5-1 REPURCHASE PLAN
Rule 10b5-1 Repurchase Plan
Repurchase Plan, dated [  ] (the “Repurchase Plan”), between LivaNova PLC (the “Company”) and [  ] (the “Counterparty”). Capitalized terms used and not otherwise defined in the body of this Repurchase Plan shall have the meaning given to such terms in Exhibit A hereto, which is incorporated herein and made part of this Repurchase Plan.
WHEREAS, the Company desires to establish this Repurchase Plan to purchase its Ordinary Shares, nominal value £1.00 per share (the “Ordinary Shares”); and
WHEREAS, the Company desires to purchase Ordinary Shares from the Counterparty in accordance with this Repurchase Plan:
NOW, THEREFORE, the Company and the Counterparty hereby agree as follows:

1.
Prior to the commencement of transactions contemplated by this Repurchase Plan the parties shall agree in writing in a form substantially as set forth on Exhibit A hereto certain terms in respect of the proposed repurchase.

2.
During the Trading Period, the Counterparty shall purchase as principal Ordinary Shares having a maximum aggregate value of no more than the Total Repurchase Amount. On each day (each, a “Trading Day”) during the Trading Period on which the NASDAQ Global Select Market (the “Exchange”) is open for trading the Counterparty shall purchase that number of Ordinary Shares having an aggregate value of up to the Maximum Amount, plus or minus up to $1,000, using its reasonable efforts to purchase such Ordinary Shares at a price equal to the volume weighted average price for such day’s trading session. Notwithstanding the foregoing, the Counterparty shall not purchase any Ordinary Shares at a price exceeding the Limit Price.

3.
The Counterparty shall (including without limitation, by liaising with Computershare Trust Company, N.A. (or its successor or assign) as transfer agent and registrar of the Company (the “Transfer Agent”)) procure that any Ordinary Share to be sold by the Counterparty to the Company is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depositary Trust Company (the “DTC System”) (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Company receives the Ordinary Share in record form (a “Record Share”).

4.
In accordance with Paragraph 3, the Counterparty shall sell, and the Company shall purchase all such Record Shares, and following such purchase and delivery, the Company shall be registered as the record holder of such Record Shares or such Record Shares shall otherwise be canceled. The Company shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty. The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Company in accordance with the terms of this letter.

5.
The Company will pay for any Record Shares purchased by it in accordance with Paragraph 4 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of the Record Shares. Any commission payable by the Company in respect of the delivery of Record Shares shall be set forth on Exhibit A, and shall be paid to the Counterparty by the Company on delivery of the Record Shares. The relevant bank account details of the Counterparty or its designee shall be notified to the Company by the Counterparty in writing from time to time.

29

6.	The Repurchase Plan shall terminate upon the earliest of:

a.	the repurchase of the Total Repurchase Amount contemplated by the Repurchase Plan, as set forth in Paragraph 2;

b.	the close of business on the last day of the Trading Period;

c.
the close of business on the second business day following the date of receipt by the Counterparty of notice of early termination, delivered by the Company by facsimile to             , attention:             or by e-mail to             ;

d.
the commencement of any voluntary or involuntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or similar law or seeking the appointment of a trustee, receiver or other similar official, or the taking of any corporate action by the Company to authorize or commence any of the foregoing; and

e.
the public announcement of a tender or exchange offer for the Ordinary Shares or of a merger, acquisition, recapitalization or other similar business combination or transaction as a result of which the Ordinary Shares would be exchanged for or converted into cash, securities or other property.

7.
The Counterparty shall comply with the requirements of paragraph (b)(2), (b)(3) and (b)(4) of Rule 10b-18 under the Exchange Act, in connection with purchases of the Ordinary Shares in the open market pursuant to this Repurchase Plan. The Company agrees not to take any action that would cause purchases not to comply with Rule 10b-18, Rule 10b5-1 or Regulation M.

8.
The Company confirms that, on the date hereof that (a) it is not aware of material, non-public information with respect to the Company or the Ordinary Shares, (b) it is entering into this Repurchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act or other applicable securities laws, (c) it understands the proscriptions of Rule 10b5-1 in respect of offsetting and hedging transactions, (d) it will not disclose to any persons at the Counterparty effecting purchases under the Repurchase Plan any information regarding the Company that might influence the execution of the Repurchase Plan and (e) it will inform the Counterparty as soon as possible of any subsequent legal or contractual restrictions affecting the execution of the Repurchase Plan by the Counterparty or by the Company and of the occurrence of any event that would cause the Repurchase Plan to end or be suspended as contemplated in Paragraph 6.

9.	If the Counterparty must suspend purchases of Ordinary Shares under this Repurchase Plan on a particular day for any of the following reasons:

a.	a day specified by the Repurchase Plan is not a day on which the Ordinary Shares trade regular way on the Exchange;

b.	trading of the Ordinary Shares on the Exchange is suspended for any reason; or

c.
the Counterparty cannot effect a purchase of Ordinary Shares due to legal, regulatory or contractual restrictions applicable to it or to the Company (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18);

If purchases have been so suspended, the Counterparty will resume purchases in accordance with this Agreement on the next day specified in the Repurchase Plan after the condition causing the suspension of purchases has been resolved.

10.
It is the intent of the Company and the Counterparty that this Repurchase Plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) and Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and this Repurchase Plan shall be interpreted to comply with the requirements thereof.

11.	The Repurchase Plan may be signed in counterparts, each of which will be an original.

12.
The Repurchase Plan and any attachment together constitute the entire agreement between the Company and the Counterparty and supersede any prior agreements or understandings regarding the Repurchase Plan.

30

13.	All notices given by the parties under this Repurchase Plan will be as follows:

a.	If to the Counterparty:
Address:
Attention:
Fax no:

b.	If to the Company: LivaNova PLC, 20 Eastbourne Terrace, London W2 6LG
Attention:                           The Office of the Company Secretary
Fax no:                               001 (281) 853 1324
E-mail company.secretariat@livanova.com

14.	This Repurchase Plan will be governed by and construed in accordance with the internal laws of the State of New York.

15.
The number of Ordinary Shares, together with other share amounts and prices, if applicable, as set forth in Paragraph 2 shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Ordinary Shares or any change in capitalization with respect to the Company that occurs during the term of this Repurchase Plan.

16.
Except as otherwise set forth in this Repurchase Plan, the Company acknowledges and agrees that it does not have authority, influence or control over any purchase executed by the Counterparty pursuant to this Repurchase Plan. The Counterparty agrees not to seek advice from the Company with respect to the manner in which it executes purchases under this Repurchase Plan.

17.	The Counterparty and the Company each acknowledges and agrees that:

a.
Prior to any acquisition by the Company pursuant to Paragraph 4, the Company shall not acquire, nor have any legal or beneficial interest in, any Ordinary Shares purchased by the Counterparty pursuant to this Repurchase Plan;

b.
Nothing in this Repurchase Plan is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

c.
The Counterparty shall act as principal in respect of its acquisition of Ordinary Shares and shall effect purchases of Ordinary Shares hereunder in “riskless principal transactions” as defined in Rule 10b-18(a)(12) of the Exchange Act.

IN WITNESS WHEREOF, the parties hereto have executed this Repurchase Plan as of the date first written above.

31

LivaNova PLC

By:

Name:

Title:

Acknowledged and Agreed:

By:

Name:

Title:

32

EXHIBIT A
The Counterparty and the Company shall hereby agree that the following terms shall have the following meanings:
“Limit Price” shall mean a per share price of US$             ;
“Maximum Amount” is the maximum purchase amount in a single trading day and shall mean US$             ;
“Trading Period” shall mean the period commencing on              and terminating at close of business on             ;
“Total Repurchase Amount” is the maximum aggregate purchase amount in the Trading Period and shall means US$             .
Commission paid under this Repurchase Plan shall equal $             per Record Share to the Company.

33

APPENDIX C

ARTICLES OF ASSOCIATION of LIVANOVA PLC PUBLIC LIMITED COMPANY ~~“~~the “Company” (effective as from ~~____________ 2015~~[ ● ] 2017)

ARTICLES OF ASSOCIATION

34

CONTENTS
Clause                                                 Page

1.	MODEL ARTICLES NOT TO APPLY 1

2.	INTERPRETATION 1

3.	LIABILITY OF MEMBERS 5

4.	SHARES AND SHARE CAPITAL 5

5.	AUTHORITY TO ALLOT SHARES AND DISAPPLICATION OF
PRE-EMPTION RIGHTS                                    7

6.	VARIATION OF RIGHTS 8

7.	SHARE CERTIFICATES ~~8~~9

8.	LIEN ~~9~~10

9.	CALLS ON SHARES 10

10.	FORFEITURE AND SURRENDER 11

11.	TRANSFER OF SHARES 12

12.	TRANSMISSION OF SHARES 13

13.	SHARE WARRANTS 14

14.	UNTRACED MEMBERS 14

15.	ALTERATION OF CAPITAL 15

16.	GENERAL MEETINGS 16

17.	NOTICE OF GENERAL MEETINGS ~~16~~17

18.	PROCEEDINGS AT GENERAL MEETINGS ~~17~~18

19.	AMENDMENTS TO RESOLUTIONS ~~21~~22

20.	PROPOSED MEMBER RESOLUTIONS ~~21~~23

21.	VOTES OF MEMBERS ~~23~~25

22.	PROXIES AND CORPORATE REPRESENTATIVES ~~26~~27

23.	NUMBER AND CLASSIFICATION OF DIRECTORS ~~29~~31

24.	APPOINTMENT OF DIRECTORS ~~30~~31

25.	DIRECTORS’ FEES AND EXPENSES ~~31~~32

26.	[RESERVED] ~~32~~33

27.	POWERS OF THE BOARD ~~32~~33

28.	COMPLIANCE WITH NASDAQ RULES ~~32~~34

29.	DELEGATION OF DIRECTORS’ POWERS ~~32~~34

30.	DISQUALIFICATION AND REMOVAL OF DIRECTORS ~~33~~35

31.	EXECUTIVE DIRECTORS ~~34~~35

32.	DIRECTORS’ INTERESTS ~~34~~36

33.	PROCEEDINGS OF DIRECTORS ~~37~~38

34.	MINUTES ~~40~~41

35

35.	SECRETARY ~~40~~41

36.	THE SEAL ~~40~~42

37.	REGISTERS ~~41~~42

38.	DIVIDENDS ~~41~~43

39.	SCRIP DIVIDENDS ~~44~~45

40.	CAPITALISATION OF PROFITS ~~45~~47

41.	RETURN OF CAPITAL ~~47~~49

42.	CHANGE OF THE COMPANY’S NAME ~~47~~49

43.	RECORD DATES ~~47~~49

44.	ACCOUNTS ~~48~~49

45.	NOTICES AND OTHER COMMUNICATIONS ~~48~~50

46.	DESTRUCTION OF DOCUMENTS ~~51~~53

47.	WINDING UP ~~53~~54

48.	INDEMNITY AND INSURANCE ~~53~~55

49.	DISPUTE RESOLUTION ~~54~~55

36

1.	MODEL ARTICLES NOT TO APPLY
The regulations in the relevant model articles shall not apply to the Company.

2.	INTERPRETATION

2.1	In these Articles (if not inconsistent with the subject or context) the following words shall bear the following meanings:
“Affiliates” means, with respect to any specified Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with such specified Person;
“Articles” means the articles of association for the time being of the Company;
“Board” means the board of Directors of the Company from time to time;
“British Pounds Sterling” or “£” means the lawful currency of the United Kingdom;
“certificated share” means a share in the capital of the Company which is not an uncertificated share and references in these Articles to a share being held in certificated form shall be construed accordingly;
“clear days” means, in relation to the period of a notice, that period excluding the day on which a notice is given or deemed to be given and the day for which it is given or which it is to take effect;
“Company” means LivaNova PLC (company number 09451374);
“Companies Act” means the Companies Act 2006 including any modifications or re-enactment of it for the time being in force;
“Contract” means, as to any Person, any contract, lease, easement, license, instrument or understanding to which the applicable Person is a party;
“Control” means, as to any Person, the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of shares or other equity securities or as trustee or executor, by Contract or otherwise; the terms “Controlled” and “Controlling” shall have a correlative meaning;
“Depositary” means any depositary, custodian or nominee approved by the Board that holds legal title to shares in the capital of the Company for the purposes of facilitating beneficial ownership of such shares by another individual;
“Director” means a director of the Company from time to time;
“dividend” means dividend or bonus;
“electronic address” means any number or address used for the purposes of sending or receiving notices, documents or information by electronic means;

“equity security” shall have the meaning given to such term in Rule 405 under the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time, and the regulations promulgated thereunder;
“executed” means any mode of execution;
“financial institution” means a recognised clearing house or a nominee of a recognised clearing house or of a recognised investment exchange who is designated within the meaning of section 778(2) of the Companies Act;
“FSMA” means the Financial Services and Market Act 2000;
“Fully Diluted Interest” means, with respect to any member, the percentage of the Ordinary Shares owned by that member assuming the exercise or conversion, as applicable, of all options, warrants, rights and convertible or other similar securities outstanding on the date in question, whether vested or unvested, on a cashless net exercise basis or conversion assuming the price of the Ordinary Share underlying such option, warrant, right or convertible or other similar securities equals the 5-day volume weighted average trading price of such Ordinary Shares ending on the trading day prior to the date in question. For the avoidance of doubt, it is intended that Fully Diluted Interest shall be calculated using a customary treasury stock method to determine fully diluted shares outstanding;
“Governmental Authority” shall mean any national, federal, state, county, municipal, local or foreign government, or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory, taxing or administrative functions of or pertaining to government, and any arbitrator or arbitral body or panel of competent jurisdiction;
“holder” means, in relation to a share in the capital of the Company, the member whose name is entered in the register of members as the holder of that share;
“Independent Director” means a director who meets the independence standards of the NASDAQ applicable to non-controlled domestic US issuers;
“Law” means any federal, state, provincial, municipal, local or foreign law, statute, code, ordinance, rule, regulation, circular, order, judgment, writ, stipulation, award, injunction, decree or arbitration award or finding;
“member” means a member of the Company;
“NASDAQ” means the National Association of Securities Dealers Automated Quotations;
“Office” means the registered office of the Company from time to time;
“officer” includes a Director, manager and the secretary, but shall not include an auditor;
“Official List” means the list of securities that have been admitted to listing which is maintained by the Financial Conduct Authority in accordance with section 74(1) of FSMA;
“Operator” means Euroclear UK and Ireland Limited or such other person as may for the time being be approved by HM Treasury as Operator under the Uncertificated Securities Rules;

“Ordinary Shares” means the ordinary shares in the capital of the Company from time to time, identified in Article 4.1(a) and with the rights set out therein and these Articles generally;
“paid” means paid or credited as paid;
“participating class” means a class of shares title to which is permitted by the operator to be transferred by means of a relevant system;
“Percentage Interest” means, with respect to any member, the percentage of the total outstanding Ordinary Shares of owned by that member;
“Person” means any individual, corporation, limited company, limited liability company, partnership, association, trust, unincorporated organization, Governmental Authority, other entity or group (as defined in Section 13(d) of the Exchange Act);
“present” means for the purposes of physical general meetings, present in person or, for the purposes of electronic general meetings, present by electronic means;
“public announcement” shall mean (a) disclosure in a press release reported by Reuters, the Dow Jones News Service, Associated Press or a comparable news service or other method of public announcement as the Board may deem appropriate in the circumstances or in a document publicly filed by the Company with the US Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act; and (b) for so long as any of the Company’s Shares are admitted to the Official List or to trading on the London Stock Exchange, disclosure via a regulatory information service and, where the Board considers appropriate, in one or more newspapers with a national circulation in the United Kingdom;
“register” means the register of members of the Company;
“relevant system” means a computer-based system which allows units of securities without written instruments to be transferred and endorsed pursuant to the Uncertificated Securities Rules;
“seal” means the common seal (if any) of the Company and includes an official seal (if any) kept by the Company by virtue of section 49 or 50 of the Companies Act;
“secretary” means the secretary of the Company and includes a joint, assistant, deputy or temporary secretary and any other person appointed to perform the duties of the secretary of the Company;
“Subsidiary” shall mean, with respect to any Person, any corporation, partnership, joint venture or other legal entity of which such Person (either alone or through or together with any other Subsidiary), owns, directly or indirectly, a majority of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, partnership, joint venture or other legal entity, or any Person that would otherwise be deemed a “subsidiary” under Rule 12b-2 promulgated under the Exchange Act;
“UKLA” means the United Kingdom listing authority, which is the Financial Conduct Authority when performing its functions under Part VI of FSMA;
“Uncertificated Securities Rules” means every statute (including any orders, regulations or other subordinate legalisation made under it) relating to the holding, evidencing of title to, or transfer of, uncertificated shares and legislation, rules or other arrangements made under or by virtue of such provisions;

“uncertificated share” means a share of a class which is at the relevant time a participating class, title to which is recorded on the register as being held in uncertificated form and references in these Articles to a share being held in uncertificated form shall be construed accordingly;
“undertaking” includes a body corporate, trust or partnership, joint ventures or an unincorporated association carrying on a trade or business with or without a view to profit (and, in relation to an undertaking which is not a company, expressions in these articles appropriate to companies shall be construed as references to the corresponding persons, officers, documents or organs (as the case may be) appropriate to undertakings of that description);
“United Kingdom” means Great Britain and Northern Ireland;
“US Dollars” or “$” means the lawful currency of the United States of America; and
“Voting Shares” means the Ordinary Shares and any other shares which may be issued with the right to attend and vote at general meetings.

2.2
Subject to the following paragraph, references to any provision of any enactment or of any subordinate legislation (as defined by section 2(1) of the Interpretation Act 1978) include any modification or re-enactment of that provision for the time being in force.

2.3
Words and expressions contained in these Articles which are not defined in Article 2 but are defined in the Companies Act have the same meaning as in the Companies Act (but excluding any modification of the Companies Act not in force at the date these Articles took effect) unless inconsistent with the subject or the context.

2.4	In these Articles, unless the context otherwise requires:

(a)	words in the singular include the plural, and vice versa;

(b)	words importing any gender include all genders;

(c)	a reference to a person includes a reference to a body corporate (wherever resident or domiciled) and to an unincorporated body of persons;

(d)
reference to a document or information being “sent”, “supplied” or “given” to or by a person means such document or information, or a copy of such document or information, being sent, supplied, given, delivered, issued or made available to or by, or served on or by, or deposited with or by that person by any method authorised by these Articles, and “sending”, “supplying” and “giving” shall be construed accordingly;

(e)
references to “electronic platforms” include, without limitation, website addresses and conference call systems, and references to persons attending meetings “by electronic means” means attendance at electronic general meeting via the electronic platform(s) stated in the notice of such meeting;

(f)
~~(e)~~ references to documents “being signed” or to “signature” include a reference to it being executed under hand or under seal or by any other method and, in the case of a communication in electronic form, such references are to its being authenticated as specified in the Companies Act;

(g)	~~(f)~~ references to “writing” include references to typewriting, printing, lithography, photography and any other modes of representing or reproducing words in a legible and non-transitory form, whether sent or supplied in electronic form or made available on a website or otherwise and “written” shall be construed accordingly;

(h)	~~(g)~~ references to “other” and “otherwise” shall not be construed ejusdem generis where a wider construction is possible;

(i)	~~(h)~~ references to a power are to power of any kind, whether administrative, discretionary or otherwise;

(j)	~~(i)~~ references to a committee of the Directors are to a committee established in accordance with these Articles, whether or not comprised wholly of Directors;

(k)
~~(j)~~ any words following the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms;

(l)	~~(k)~~ powers of delegation shall not be restrictively construed but the widest interpretation shall be given to them;

(m)
~~(l)~~ the word “Board” in the context of the exercise of any power contained in these Articles includes any committee consisting of one or more Directors, any Director, any other officer of the Company and any local or divisional board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated;

(n)	~~(m)~~ no power of delegation shall be limited by the existence or, except where expressly provided by the terms of delegation, the exercise of that or any other power of delegation; and

(o)
~~(n)~~ except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any other body or person who is for the time being authorised to exercise it under these Articles or under another delegation of the power.

2.5	The headings are inserted for convenience only and do not affect the construction of these Articles.

3.	LIABILITY OF MEMBERS
The liability of each member is limited to the amount, if any, unpaid on the shares held by that member.

4.	SHARES AND SHARE CAPITAL

4.1	The Company may issue the following shares in the capital of the Company with rights attaching to them and denominated, in each case, as follows:

(a)
Ordinary Shares, each of which shall be denominated in British Pounds Sterling with a nominal value of £1. Each Ordinary Share shall be issued with one vote attaching to it for voting purposes in respect of all matters on which Voting Shares in the capital of the Company have voting rights and shall form a single class with the other Voting Shares in the capital of the Company for such purposes. The holders of Ordinary Shares shall, in respect of the Ordinary Shares held by them, be entitled to receive notice of, attend and speak at and vote at, general meetings of the Company.

4.2	Notwithstanding Article 4.1, subject to the provisions of the Companies Act, and without prejudice to any rights attached to any existing shares or class of shares:

(a)
any share may be issued in one or more classes with such rights or restrictions as the Company may by special resolution determine or, subject to and in default of such determination, as the Board shall determine; and

(b)
shares may be issued which are to be redeemed or are to be liable to be redeemed at the option of the Company or the holder and the Board may determine the terms, conditions and manner of redemption of shares provided that it does so before the shares are allotted.

4.3
The Company may exercise all powers of paying commissions or brokerage conferred or permitted by the Companies Act. Subject to the provisions of the Companies Act, any such commission may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other and may be in respect of a conditional or an absolute subscription.

4.4
Except as required by law, no person shall be recognised by the Company as holding any share upon any trust. Except as otherwise provided by these Articles or by law, the Company shall not be bound by or recognise (even if having notice of it) any equitable, contingent, future, partial or other claim or any interest in any share (or in any fractional part of a share) except the holder’s absolute ownership of the entirety of the share and all the rights attaching to it.

4.5
Under and subject to the Uncertificated Securities Rules, the Board may permit title to shares of any class to be evidenced otherwise than by certificate and title to shares of such a class to be transferred by means of a relevant system and may make arrangements for a class of shares (if all shares of that class are in all respects identical) to become a participating class. Title to shares of a participating class may only be evidenced otherwise than by a certificate where that class of shares is at the relevant time a participating class. The Board may also, subject to compliance with the Uncertificated Securities Rules, determine at any time that title to any class of shares may from a date specified by the Board no longer be evidenced otherwise than by a certificate or that title to such a class shall cease to be transferred by means of any particular relevant system.

4.6
In relation to a class of shares which is a participating class and for so long as it remains a participating class, no provision of these Articles shall apply or have effect to the extent that it is inconsistent in any respect with:

(a)	the holding of shares of that class in uncertificated form;

(b)	the transfer of title to shares of that class by means of a relevant system; or

(c)	any provision of the Uncertificated Securities Rules,
and, without prejudice to the generality of this Article, no provision of these Articles shall apply or have effect to the extent that it is in any respect inconsistent with the maintenance, keeping or entering up by the Operator, so long as that is permitted or required by the Uncertificated Securities Rules, of an Operator register of securities in respect of that class of shares in registered form.

4.7
Shares of a class which is at the relevant time a participating class may be changed from uncertificated to certificated form, and from certificated to uncertificated form, in accordance with and subject as provided in the Uncertificated Securities Rules.

4.8
Unless the Board determines otherwise, shares which a member holds in uncertificated form shall be treated as separate holdings from any shares which that member holds in certificated form, but shares in the capital of the Company that fall within a certain class shall not form a separate class of shares from other shares in that class because any share in that class is held in uncertificated form.

4.9
Where the Company is entitled under any provision of the Companies Act or these Articles to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of, or otherwise enforce a lien over, an uncertificated share, the Company shall be entitled, subject to the provisions of the Companies Act and these Articles to:

(a)
require the holder of the uncertificated share by notice in writing to change that share into certificated form within the period specified in the notice and to hold that share in certificated form so long as required by the Company;

(b)
appoint any person to take such steps, by instruction given by means of a relevant system or otherwise, in the name of the holder of such share as may be required to effect the transfer of such share and such steps shall be as effective as if they had been taken by the registered holder of that share; and

(c)
take any other action that the Board considers appropriate to achieve the sale, transfer, disposal, forfeiture, reallotment or surrender of that share, or otherwise to enforce a lien in respect of that share.

4.10
Unless the Board determines otherwise or the Uncertificated Securities Rules require otherwise, any shares issued or created out of or in respect of any uncertificated shares shall be uncertificated shares and any shares issued or created out of or in respect of any certificated shares shall be certificated shares.

4.11
The Company shall be entitled to assume that the entries on the record of securities maintained by it in accordance with the Uncertificated Securities Rules and regularly reconciled with the relevant Operator register of securities are a complete and accurate reproduction of the particulars entered in the Operator register of securities and shall accordingly not be liable in respect of any act or thing done or omitted to be done by or on behalf of the Company in reliance on such assumption. Any provision of these Articles which requires or envisages that action will be taken in reliance on information contained in the register shall be construed to permit that action to be taken in reliance on information contained in any relevant record of securities (as so maintained and reconciled).

5.	AUTHORITY TO ALLOT SHARES AND DISAPPLICATION OF PRE-EMPTION RIGHTS

5.1	In addition to any similar authority which has not been fully utilised, the Board shall be generally and unconditionally authorised pursuant to section 551 of the Companies Act to:

(a)
exercise all of the powers of the Company to allot shares in the Company, and to grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount representing 20 per cent. of the number of shares in the capital of the Company as at the date of the adoption of these Articles and after consummation of the transactions contemplated by the transaction Agreement between, amongst others, Sorin S.P.A. and Cyberonics, Inc. first dated 26 February 2015 (in addition to any authority to allot that has not yet expired granted to the Board prior to the date of the adoption of these Articles) for a period expiring (unless previously renewed, varied or revoked by the Company in general meeting) on the date which is five years from the date of the adoption of these Articles by the Company; and

(b)
make an offer or agreement which would or might require shares to be allotted, or rights to subscribe for or convert any security into shares to be granted, after expiry of the authority described in this Article 5.1 and the Board may allot shares and grant rights in pursuance of that offer or agreement as if this authority had not expired.

5.2
Subject to these Articles, the Board shall be generally empowered pursuant to section 570 of the Companies Act and section 573 of the Companies Act to allot equity securities (as defined in the Companies Act) for cash, pursuant to the authority conferred by Article 5.1 of these Articles as if section 561(1) of the Companies Act did not apply to the allotment.

5.3
Subject to the provisions of the Companies Act relating to the authority to allot shares and the disapplication of pre-emption rights or otherwise and of any resolution of the Company in general meeting passed pursuant to those provisions, and, in the case of redeemable shares, the provisions of Article 5.4:

(a)	all shares for the time being in the capital of the Company shall be at the disposal of the Board; and

(b)
the Board may reclassify, allot (with or without conferring a right of renunciation), grant options over, or otherwise dispose of them to such persons on such terms and conditions and at such times as it thinks fit.

5.4
Subject to the provisions of the Companies Act, and without prejudice to any rights attached to existing shares, any share may be issued which is to be redeemed, or is liable to be redeemed at the option of the Company or the holder. The Board may determine the terms, conditions and manner of redemption of any redeemable share so issued provided that it does so before the share is allotted.

5.5
The Board may at any time after the allotment of a Share, but before a Person has been entered in the register as the holder of the Share, recognise a renunciation of the Share by the allottee in favour of another Person and may grant to an allottee a right to effect a renunciation on such terms and conditions as the Board thinks fit.

6.	VARIATION OF RIGHTS

6.1
Subject to the provisions of the Companies Act, if at any time the capital of the Company is divided into different classes of shares, all or any of the rights attached to any existing class may from time to time be varied or abrogated, either while the Company is a going concern or during or in contemplation of a winding up:

(a)	in such manner (if any) as may be provided by those rights;

(b)
with the written consent of the holders of 75% in nominal value of the issued shares of that class (excluding any shares of that class held as treasury shares), which consent shall be in hard copy form or in electronic form sent to such address (if any) for the time being specified by or on behalf of the Company for that purpose, or in default of such specification to the Office, and may consist of several documents, each executed or authenticated in such manner as the Board may approve by or on behalf of one or more holders, or a combination of both; or

(c)	with the sanction of a special resolution passed at a separate meeting of the holders of the shares of that class, but not otherwise.

6.2
For the purposes of Article 6.1, if at any time the capital of the Company is divided into different classes of shares, unless otherwise expressly provided by the rights attached to any share or class of shares, those rights shall be deemed not to be varied by:

(a)	the issue of further shares ranking pari passu with, or subsequent to, that share or class of shares;

(b)	the purchase or redemption by the Company of any of its own shares; and

(c)	the exercise by the Board of any of the powers contemplated by Articles 38.7, 38.8 and 39.1.

7.	SHARE CERTIFICATES

7.1
On becoming the holder of any share other than a share in uncertificated form, every person (other than a financial institution in respect of whom the Company is not required by law to complete and have ready a certificate) shall be entitled, without payment, to have issued to him within two months after allotment or lodgement of a transfer (unless the terms of issue of the shares provide otherwise) one certificate for all the shares of each class held by him (and, upon transferring a part of his holding of shares of any class, to a certificate for the balance of that holding). A holder may elect to receive one or more additional certificates for any of his shares upon payment for every certificate after the first of such reasonable sum as the Directors may determine from time to time.

7.2	Every certificate shall:

(a)	be issued under the seal, or under such other form of authentication as the Board may approve (which may include manual or facsimile signatures by one or more Directors); and

(b)	shall specify the number, class and distinguishing numbers (if any) of the shares to which it relates and the amount or respective amounts paid up on the shares.

7.3
The Company shall not be bound to issue more than one certificate for shares held jointly by more than one person and delivery of a certificate to one joint holder shall be sufficient delivery to all of them, and seniority shall be determined in the manner described in Article 21.3. Shares of different classes may not be included in the same certificate.

7.4
If a share certificate is damaged, defaced or worn out or said to be lost, stolen or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and payment of any exceptional out-of-pocket expenses incurred by the Company in investigating evidence and preparing the requisite form of indemnity as the Directors may determine but otherwise free of charge, and (in the case of damage, defacement or wearing out) on delivery up of the old certificate to the Company.

7.5
When a member’s holding of Shares of a particular class increases, the Company may issue such holder with a single, consolidated certificate in respect of all the Shares of a particular class which that member holds or a separate certificate in respect of only those Shares by which that member’s holding has increased. When a member’s holding of Shares of a particular class is reduced, the Company must ensure that the member is issued with one or more certificates in respect of the number of Shares held by the member after that reduction, save that the Company need not (in the absence of a request from the member) issue any new certificate if all the Shares which the member no longer holds as a result of the reduction and none of the Shares which the member retains following the reduction, were, immediately before the reduction, represented by the same certificate.

8.	LIEN

8.1
The Company shall have a first and paramount lien on every share (not being a fully paid share) for all amounts payable to the Company (whether presently or not) in respect of that share. The Board may at any time (generally or in a particular case) waive any lien or declare any share to be wholly or in part exempt from the provisions of Articles 8.1 to 8.4 inclusive. The Company’s lien on a share takes priority over any third party’s interest in that share and shall extend to all amounts (including without limitation dividends) payable in respect of it.

8.2
The Company may sell, in such manner as the Board determines, any share on which the Company has a lien if an amount in respect of which the lien exists is presently payable and is not paid within 14 clear days after written notice has been sent to the holder of the share, or to the person entitled to it in consequence of the death or bankruptcy of the holder or otherwise by operation of law, demanding payment and stating that if the notice is not complied with the shares may be sold.

8.3
To give effect to the sale the Board may, in the case of a share in certificated form, authorise any person to execute an instrument of transfer of the share sold to, or in accordance with the directions of, the purchaser. In the case of a share in uncertificated form, the Board may, to enable the Company to deal with the share in accordance with the provisions of this Article 8.3, exercise any of the powers of the Company under Article 4.9 to effect the sale of the share. The title of the transferee to the share shall not be affected by any irregularity in or invalidity of the proceedings in reference to the sale and the transferee shall not be bound to see to the application of the purchase money.

8.4
The net proceeds of the sale, after payment of the costs, shall be applied in or towards payment or satisfaction of so much of the amount for which the lien exists as is presently payable, and any residue shall (upon surrender to the Company for cancellation of the certificate for the share sold, in the case of a share in certificated form, and, whether the share sold is in certificated form or uncertificated form, subject to a like lien for any amount not presently payable as existed upon the share before the sale) be paid to the person entitled to the share at the date of the sale.

9.	CALLS ON SHARES

9.1
Subject to the terms of allotment, the Board may from time to time make calls upon the members in respect of any amounts unpaid on their shares (whether in respect of nominal value or premium) and each member shall (subject to receiving at least 14 clear days’ notice specifying when and where payment is to be made) pay to the Company as required by the notice the amount called on his shares. A call may be required or permitted to be paid by instalments. A call may, by further notice in writing, before receipt by the Company of an amount due under it, be revoked in whole or in part and payment of a call may be postponed in whole or part. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect of which the call was made.

9.2	A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

9.3	The joint holders of a share shall be jointly and severally liable to pay all calls in respect of it.

9.4
A call notice need not be issued in respect of sums which are specified, in the terms on which a share is issued, as being payable to the Company in respect of that share (whether in respect of nominal value or premium) on allotment or on a date fixed by or in accordance with the terms of issue; provided that if the due date for payment of such sum has passed and it has not been paid, the holder of the share concerned at the due date for payment will be treated in all respects as having failed to comply with a call notice in respect of that sum and is liable to the same consequences as a person having failed to comply with a call notice as regards the payment of interest and forfeiture.

9.5
If a call or an instalment of a call remains unpaid in whole or in part after it has become due and payable the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at the rate fixed by the terms of allotment of the shares in question or in the notice of the call or, if no rate is fixed, the rate determined by the Board, not exceeding 20 per cent. per annum, or, if higher, at the appropriate rate (as defined by the Companies Act), but the Board may in respect of any individual member waive payment of interest wholly or in part.

9.6
An amount payable in respect of a share on allotment or at any fixed date, whether in respect of nominal value or premium or as an instalment of a call, shall be deemed to be a call duly made and notified and payable on the date so fixed or in accordance with the terms of the allotment. If it is not paid these Articles shall apply as if that sum had become due and payable by virtue of a call duly made and notified.

9.7	Subject to the terms of allotment, the Directors may on the issue of shares differentiate between the allottees or holders in the amounts and times of payment of calls on their shares.

9.8
The Board may, if it thinks fit, receive from any member willing to advance it all or any part of the amount unpaid on any shares held by him (beyond the sums actually called up) as a payment in advance of calls, and such payment shall, to the extent of it, extinguish the liability on the shares in respect of which it is advanced. The Company may pay on all or any of the amount so advanced (until it would, but for such advance, become presently payable) interest on the amount so received, or so much of it as exceeds the sums called up on the shares in respect of which it has been received, at such rate (if any) as the member and the Board agree not exceeding 20 per cent. per annum or, if higher, the appropriate rate (as defined in the Companies Act).

10.	FORFEITURE AND SURRENDER

10.1
If a call or an instalment of a call remains unpaid, in whole or in part, after it has become due and payable, the Board may give to the person from whom it is due not less than 14 clear days’ written notice requiring payment of the amount unpaid together with any interest which may have accrued and any costs, charges and expenses incurred by the Company by reason of such non-payment. The notice shall name the place where payment is to be made and shall state that if the notice is not complied with the shares in respect of which the call was made will be liable to be forfeited.

10.2
If the notice is not complied with, any share in respect of which it was given may, at any time before the payment required by the notice has been made, be forfeited by a resolution of the Board. The forfeiture shall include all dividends and other amounts payable in respect of the forfeited shares and which have not been paid before the forfeiture. When a share has been forfeited, notice of the forfeiture shall be sent to the person who was the holder of the share before the forfeiture. An entry shall be made promptly in the register opposite the entry of the share showing that notice has been sent, that the share has been forfeited and the date of forfeiture. No forfeiture shall be invalidated by the omission or neglect to send that notice or to make those entries.

10.3
Subject to the provisions of the Companies Act, a forfeited share shall be deemed to belong to the Company and may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Board determines either to the person who was before the forfeiture the holder or to any other person. At any time before sale, re-allotment or other disposition, the forfeiture may be cancelled on such terms as the Board determines. Where for the purposes of its disposal a forfeited share is to be transferred to any person, the Board may, in the case of a share in certificated form, authorise someone to execute an instrument of transfer and, in the case of a share in uncertificated form, the Board may exercise any of the powers of the Company under Article ~~12~~4.9. The Company may receive the consideration given for the share on its disposal and register the transferee as the holder of the share.

10.4
A person shall cease to be a member in respect of any share which has been forfeited or surrendered and shall, if the share is held in certificated form, surrender to the Company for cancellation the certificate for the share forfeited but shall remain liable to the Company for all amounts which at the date of forfeiture were presently payable by him to the Company in respect of that share plus interest at the rate at which interest was payable on those amounts before the forfeiture or, if no interest was so payable, at the rate determined by the Board, not exceeding 20 per cent. per annum or, if higher, the appropriate rate (as defined in the Companies Act) from the date of forfeiture until payment. The Board may waive payment wholly or in part or enforce payment without any allowance for the value of the share at the time of forfeiture or for any consideration received on its disposal.

10.5
The Board may accept the surrender of any share which it is in a position to forfeit upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered share shall be treated as if it had been forfeited.

10.6
The forfeiture of a share shall involve the extinction at the time of forfeiture of all interest in and all claims and demands against the Company in respect of the share and all other rights and liabilities incidental to the share as between the person whose share is forfeited and the Company, except only such of those rights and liabilities as are by these Articles expressly saved, or are by the Companies Act given or imposed in the case of past members.

10.7
A statutory declaration by a Director or the secretary that a share has been duly forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The declaration shall (subject to the execution of an instrument of transfer if necessary, in the case of a share in certificated form) constitute a good title to the share. The person to whom the share is disposed of shall not be bound to see to the application of the consideration, if any, nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings relating to the forfeiture or disposal of the share.

11.	TRANSFER OF SHARES

11.1
Without prejudice to any power of the Company to register as member a person to whom the right to any share has been transmitted by operation of law, the instrument of transfer of a share in certificated form may be in any usual form or in any other form which the Board may approve. An instrument of transfer shall be executed by or on behalf of the transferor and, where the share is not fully paid, by or on behalf of the transferee. An instrument of transfer need not be under seal.

11.2
Each member may transfer all or any of his shares which are in uncertificated form by means of a relevant system in such manner provided for, and subject as provided in, the Uncertificated Securities Rules. No provision of these Articles shall apply in respect of an uncertificated share to the extent it requires or contemplates the effecting of a transfer by an instrument in writing or the production of a certificate for the share to be transferred.

11.3
The Board may, in its absolute discretion, refuse to register the transfer of a share in certificated form if it is not fully paid provided that the refusal does not prevent dealings in shares in the Company from taking place on an open and proper basis.

11.4	The Board may, in its absolute discretion, also refuse to register the transfer of a share in certificated form:

(a)	unless the instrument of transfer:

(i)
is lodged, duly stamped, at the Office or such other place as the Board has appointed, accompanied by the certificate for the share to which it relates, or such other evidence as the Directors may reasonably require to show the transferor’s right to make the transfer, or evidence of the right of someone other than the transferor to make the transfer on the transferor’s behalf;

(ii)	is in respect of only one class of shares; and

(iii)	is in favour of not more than four transferees; or

(b)
with respect to a share on which the Company has a lien and a sum in respect of which the lien exists is presently payable and is not paid within 14 clear days after notice has been sent to the holder of the share in accordance with Article 8.2.

11.5	The Board may also refuse to register a transfer of uncertificated shares in any circumstances that are allowed or required by the Uncertificated Securities Rules and the relevant system.

11.6
If the Board refuses to register a transfer of a share, it shall notify the transferor of the refusal and the reasons for it as soon as practicable and in any event within two months after the date on which the instrument of transfer was lodged with the Company (in the case of a transfer of a share in certificated form) or the instructions to the relevant system received. The Board shall send to the transferee such further information about the reasons for the refusal as the transferee may reasonably request.

11.7	No fee shall be charged for the registration of any instrument of transfer or other document or instruction relating to or affecting the title to any share.

11.8
The Company shall be entitled to retain any instrument of transfer which is registered, but any instrument of transfer which the Board refuses to register shall (except in the case of fraud) be returned to the person lodging it when notice of the refusal is sent.

11.9	Nothing in these Articles shall preclude the Board from recognising a renunciation of the allotment of any share by the allottee in favour of some other person.

12.	TRANSMISSION OF SHARES

12.1
If a member dies, the survivor or survivors where he was a joint holder, or his personal representatives where he was a sole holder or the only survivor of joint holders, shall be the only persons recognised by the Company as having any title to his interest, but nothing in this Article 12.1 shall release the estate of a deceased member from any liability in respect of any share which had been solely or jointly held by him.

12.2
A person becoming entitled to a share in consequence of the death or bankruptcy of a member or otherwise by operation of law may, upon such evidence being produced as the Board may properly require, elect either to become the holder of the share or to have some person nominated by him registered as the transferee. If he elects to become the holder he shall give notice to the Company to that effect. If he elects to have another person registered, and the share is a certificated share, he shall execute an instrument of transfer of the share to that person. If he elects to have himself or another person registered and the share is an uncertificated share, he shall take any action the Board may require (including without limitation the execution of any document) to enable himself or that person to be registered as the holder of the share. All the provisions of these Articles relating to the transfer of shares shall apply to the notice or instrument of transfer as if it were an instrument of transfer signed by the member and the death or bankruptcy of the member or other event giving rise to the transmission had not occurred.

12.3	A person entitled by transmission to a share in uncertificated form who elects to have some other person registered shall either:

(a)	procure that instructions are given by means of the relevant system to effect transfer of such uncertificated share to that person; or

(b)	change the uncertificated share to certified form and execute an instrument of transfer to that person.

12.4
The Board may at any time send a notice requiring any such person referred to in Article 12.2 to elect either to be registered himself or to transfer the share. If the notice is not complied with within 60 days, the Board may after the expiry of that period withhold payment of all dividends or other amounts payable in respect of the share until the requirements of the notice have been complied with.

12.5
A person becoming entitled to a share by reason of the death or bankruptcy of a member or otherwise by operation of law shall, upon such evidence being produced as the Board may reasonably require as to his entitlement and subject otherwise to Article 12.2, have the same rights in relation to the share to which he would be entitled if he were the holder of the share, and may give a discharge for all dividends and other moneys payable in respect of the share, except that he shall not, before being registered as the holder of the share, be entitled in respect of it to receive notice of, or to attend or vote at, any general meeting or at any separate meeting of the holders of any class of shares in the capital of the Company.

13.	SHARE WARRANTS
In accordance with Law, the Company shall not issue share warrants to bearer.

14.	UNTRACED MEMBERS

14.1	The Company shall be entitled to sell any share held by a member, or any share to which a person is entitled by transmission, if:

(a)
during the period of 12 years before the date of the publication of the advertisements referred to in paragraph (b) of this Article ~~14~~ 14.1 (or, if published on different dates, the first date) (the “relevant period”) at least three dividends in respect of the share have been declared and all dividend warrants, cheques or other method of payment for amounts payable in respect of the share which have been sent and were payable in a manner authorised by these Articles have remained uncashed;

(b)
the Company has, as soon as practicable after the expiration of the relevant period, inserted an advertisement in a leading national daily newspaper published in the United Kingdom and in a newspaper circulating in the area of the registered address or last known address of the member or person concerned, giving notice of its intention to sell such share (and the said advertisements, if not published on the same day, shall have been published within 30 days of each other);

(c)
during the relevant period and the further period of three months after the publication of the advertisements referred to in paragraph (b) of this Article ~~14~~ 14.1 (or, if published on different dates, the later date) the Company has received no communication from, or on behalf of, such member or person concerned; and

(d)	the Company has given notice to the UKLA of its intention to make such sale, if shares of the class concerned are listed on the Official List or dealt on the London Stock Exchange.

14.2
The Company shall also be entitled to sell any additional share issued during the relevant period of 12 years in right of any share to which Article 14.1 applies (or in right of any share so issued), if the criteria in Article 14.1 are satisfied in relation to the additional share (but as if the words “during the period of 12 years” were omitted from paragraph (a) and the words “, after the expiration of the relevant period,” were omitted from paragraph (b)).

14.3	To give effect to the sale of any share pursuant to ~~Articles 14.1 to 14.4 inclusive~~this Article 14 the Company may:

(a)
in the case of a share in certificated form, appoint any person to execute an instrument of transfer of the share, and the instrument shall be as effective as if it had been executed by the registered holder of, or person entitled by transmission to, the share; and

(b)
in the case of a share in uncertificated form, in accordance with the Uncertificated Securities Rules, the Board may issue a written notification to the Operator requiring the conversion of the shares to certificated form.

14.4
An instrument of transfer executed by that person in accordance with Article 14.3(a) shall be as effective as if it had been executed by the holder of, or person entitled by transmission to, the shares. An exercise by the Company of its powers in accordance with Article 14.3(b) shall be as effective as if exercised by the registered holder of or person entitled by transmission to the shares. The purchaser shall not be bound to see to the application of the proceeds of sale, nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings relating to the sale. The net proceeds of sale shall belong to the Company which shall be indebted to the member or other person entitled to the share for an amount equal to the net proceeds of the sale and the Company shall enter the name of such former member or other person in the books of the Company as a creditor for that amount. No trust or duty to account shall arise in respect of the net proceeds and no interest shall be payable in respect of the proceeds of sale, which may be employed in the business of the Company or invested in such investments as the Board may think fit.

15.	ALTERATION OF CAPITAL

15.1	Subject to the Companies Act and the provisions of these Articles, and without prejudice to any relevant special rights attached to any class of shares, the Company may from time to time:

(a)	increase its share capital by allotting new shares;

(b)	consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

(c)	sub-divide its shares, or any of them, into shares of smaller amount than its existing shares;

(d)	redeem and/ or cancel any of its shares;

(e)	redenominate its share capital or any class of share capital; and

(f)	determine that, as between the shares resulting from such a sub-division, any of them may have any preference or advantage as compared with the others, and where any difficulty arises in regard to any consolidation or division, the Directors may settle such difficulty as they see fit.

15.2
Whenever any fractions arise as a result of a consolidation or sub-division of shares, the Board may on behalf of the members deal with the fractions as it thinks fit. In particular, without limitation, the Board may sell shares, representing fractions to which any members would otherwise become entitled, to any person (including, subject to the provisions of the Companies Act, the Company) and distribute the net proceeds of sale in due proportion among those members or retain such net proceeds for the benefit of the Company. In the case of shares to be sold being held in certificated form, the Board may authorise some person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the purchaser. In the case of shares to be sold in uncertificated form, the Board may, to enable the Company to deal with the share in accordance with the provisions of this Article 15.2, do all acts and things it considers necessary or expedient to effect the transfer of the shares to, or in accordance with the directions of, the purchaser, including arranging for any such shares to be entered in the register as shares in certificated form where this makes it easier to sell them. The transferee shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

15.3
All shares created by an increase of the Company’s share capital (unless otherwise provided by the terms of allotment of the shares of that class), by consolidation, division or sub-division of its share capital or the conversion of stock into paid-up shares shall be subject to all the provisions of these Articles, including without limitation provisions relating to the payment of calls, lien, forfeiture, transfer and transmission.

15.4
The Company shall not consolidate, divide, sub-divide or redenominate any one or more Ordinary Shares without consolidating, dividing, sub-dividing or redenominating (as the case may be) all of the Ordinary Shares, on an equal per share basis.

16.	GENERAL MEETINGS

16.1	The Board shall convene and the Company shall hold general meetings as annual general meetings in accordance with the Companies Act.

16.2
All provisions of these Articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the holders of any class of shares in the capital of the Company, except that:

(a)
the necessary quorum at any such meeting (or adjournment thereof) shall be members of that class who together represent at least the majority of the voting rights of all members of that class entitled to vote, present in person or by proxy, at the relevant meeting; and

(b)	each holder of shares of the class shall, on a poll, have one vote in respect of every share of the class held by him.
For the purposes of this Article 16.2, where a person is present by proxy or proxies, he is treated only as holding the shares in respect of which those proxies are authorised to exercise voting rights with respect to any matter proposed at the meeting.

16.3
The Board shall determine whether a general meeting is to be held as a physical general meeting or an electronic general meeting. The Board may call general meetings whenever and at such times and places (including electronic platforms) as it shall determine. On requisition of members pursuant to the provisions of the Companies Act, the Board shall promptly convene a general meeting in accordance with the requirements of the Companies Act. At a general meeting called by a requisition (or by requisitionists), no business may be transacted except that stated by the requisition or proposed by the Board.

16.4
A general meeting may also be called under this Article 16 if the Company has fewer than two directors and the director (if any) is unable or unwilling to appoint sufficient directors to make up a quorum or to call a general meeting to do so. In such case, two or more members may call a general meeting (or instruct the secretary to do so) for the purpose of appointing one or more directors.

17.	NOTICE OF GENERAL MEETINGS

17.1
At least 21 clear days’ notice must be given to call an annual general meeting. Subject to the provisions of the Companies Act, at least 14 clear days’ notice must be given to call all other general meetings. A general meeting may be called by shorter notice if it is so agreed by a majority in number of the members having a right to attend and vote at the meeting, being a majority who together hold not less than 95 per cent. in nominal value of the shares giving that right.

17.2
Subject to the provisions of the Companies Act and any relevant special rights or restrictions attached to any shares, notices shall be given to every member as of the record date for such meeting and to the Directors. The beneficial owners nominated to enjoy information rights under the Companies Act and the auditors of the Company are entitled to receive all notices of, and other communications relating to, any general meeting which any member is entitled to receive.

17.3	Subject to the provisions of the Companies Act, the notice shall specify:

(a)	whether the meeting shall be a physical or electronic general meeting;

(b)
for physical general meetings, the place (including without limitation any satellite meeting place arranged for the purposes of Article 18.9, which shall be identified as such in the notice), the date and the time of meeting ~~and the general nature of the business to be transacted, and~~;

(c)
for electronic general meetings, the time, date and electronic platform for the meeting, which electronic platform may vary from time to time and from meeting to meeting as the Board, in its sole discretion, sees fit;

(d)	the general nature of the business to be transacted; and

(e)	in the case of an annual general meeting, shall specify the meeting as such.
In the case of a meeting to pass a special resolution, the notice shall specify the intention to propose the resolution as a special resolution.
~~17.4 The notice of a general meeting must specify a time (which must not be more than 48 hours, excluding any part of a day that is not a working day, before the time fixed for the meeting) by which a person must be entered on the register in order to have the right to attend or vote at the meeting. Changes to entries on the register after the time specified in the notice will be disregarded in deciding the rights of any person to attend or vote.~~

17.4
~~17.5~~ Where the Company has given an electronic address in any notice of meeting, any document or information relating to proceedings at the meeting may be sent by electronic means to that address, subject to any conditions or limitations specified in the relevant notice of meeting.

17.5
~~17.6~~ The accidental omission to send notice of a meeting or resolution, or to send any notification where required by the Companies Act or these Articles in relation to the publication of a notice of meeting on a website, or to send a form of proxy where required by the Companies Act or these Articles, to any person entitled to receive it, or the non-receipt for any reason of any such notice, resolution or notification or form of proxy by that person, whether or not the Company is aware of such omission or non-receipt, shall not invalidate the proceedings at that meeting.

18.	PROCEEDINGS AT GENERAL MEETINGS

18.1
No business shall be transacted at a meeting unless a quorum is present but the absence of a quorum shall not preclude the choice or appointment of a chairman, which shall not be treated as part of the business of the meeting. If the Company has only one member entitled to attend and vote at the general meeting, one qualifying person present at the meeting and entitled to vote is a quorum. Except as otherwise provided by these Articles, a quorum is the members who together represent at least the majority of the voting rights of all the members entitled to vote, present in person or by proxy, at the relevant meeting.

18.2
If a quorum is not present within half an hour after the time appointed for holding the meeting (or such additional time as the chairman of the meeting decides to wait), or if during a meeting a quorum ceases to be present, the meeting, if convened on the requisition of members, shall be dissolved, and in any other case shall stand adjourned. The continuation of a general meeting adjourned under this Article 18.2 for lack of quorum shall take place either:

(a) on a day that is not less than 14 days but not more than 28 days after it was adjourned and at a time and/or place specified for the purpose in the notice calling the meeting; or
(b) where no such arrangements have been specified, on a day that is not less than 14 days but not more than 28 days after it was adjourned and at such time and/or place as the chairman of the meeting decides (or, in default, the directors decide).
In the case of a general meeting to take place in accordance with Article 18.2(b), the Company must give not less than seven clear days’ notice of any adjourned meeting and the notice must state the quorum requirement.

18.3
At an adjourned meeting the quorum is one qualifying person present and entitled to vote. If at the adjourned meeting a quorum is not present within 15 minutes after the time appointed for holding the meeting, the meeting shall be dissolved.

18.4
The chairman (if any) of the Board, or in his absence the deputy chairman of the Board, or in the absence of both of them some other Director nominated prior to the meeting by the Board, shall preside as chairman of the meeting. If none of the chairman, deputy chairman or such other Director (if any) is present within 15 minutes after the time appointed for holding the meeting or is not willing to act as chairman, the Directors present shall elect one of their number present and willing to act to be chairman of the meeting, and if there is only one Director present, he shall be chairman of the meeting.

18.5
If no Director is willing to act as chairman or if no Director is present within 15 minutes after the time appointed for holding the meeting, the members present in person or by proxy and entitled to vote shall choose a member present in person or a proxy of a member or a person authorised to act as a representative of a corporation in relation to the meeting to be chairman of the meeting.

18.6
The Board ~~or~~and at any physical general meeting, the chairman of the meeting may make any arrangement and impose any restriction they consider appropriate to ensure the security of a general meeting, including to direct that any person wishing to attend any general meeting should submit to such searches or other security arrangements (including without limitation, requiring evidence of identity to be produced before entering the meeting and placing restrictions on the items of personal property which may be taken into the meeting) as they or he consider appropriate under the circumstances. The Directors or the chairman of the meeting may in their or his absolute discretion refuse entry to, or eject from, any general meeting any person who refuses to submit to a search or otherwise comply with such security arrangements or restrictions.

18.7
The Board or the chairman of the meeting may take such action, give such direction or put in place such arrangements as they or he consider appropriate to secure the safety of the people attending the meeting and to promote the orderly conduct of the business of the meeting. Any decision of the chairman of the meeting on matters of procedure or matters arising incidentally from the business of the meeting, and any determination by the chairman of the meeting as to whether a matter is of such a nature, shall be final.

The Board and, at any electronic general meeting, the chairman of the meeting may make any arrangement and impose any requirement or restrictions as is: (a) necessary to ensure the identification of those taking part and the security of the electronic communication, and (b) proportionate to those objectives. In this respect, the Company is able to authorise any voting application, system or facility for electronic general meetings as it sees fit.

18.8
Directors may attend and speak at general meetings and at any separate meeting of the holders of any class of shares, whether or not they are members. The chairman of the meeting may permit other persons who are not members of the Company or otherwise entitled to exercise the rights of members in relation to general meetings to attend and, at the chairman of the meeting’s discretion, speak at a general meeting or at any separate class meeting.

18.9
~~In~~Without prejudice to Article 18.10, in the case of any general meeting, the Board may, notwithstanding the specification in the notice convening the general meeting of the place at which the chairman of the meeting shall preside (the “principal place”), make arrangements for simultaneous attendance and participation at satellite meeting places, or by way of any other electronic means, allowing persons not present together at the same place to attend, speak and vote at the meeting. The arrangements for simultaneous attendance and participation at satellite meeting places, or other places at which persons are participating via electronic means may include arrangements for controlling or regulating the level of attendance at any particular venue provided that such arrangements shall operate so that all members and proxies wishing to attend the meeting are able to attend at one or other of the venues. The members or proxies at the satellite meeting places, or other places at which persons are participating via electronic means, shall be counted in the quorum for, and be entitled to vote at, the general meeting in question, and that meeting shall be duly constituted and its proceedings valid if the chairman of the meeting is satisfied that adequate facilities are available throughout the meeting to ensure that the members or proxies attending at the satellite meeting places, or other places at which persons are participating via electronic means, are able to:

(a)	participate in the business for which the meeting has been convened;

(b)	see and hear all persons who speak (whether through the use of microphones, loud speakers, audio-visual communication equipment or otherwise) in the principal place and any other such place; and

(c)	be heard and seen by all other persons so present in the same way.
The chairman of the general meeting shall be present at, and the meeting shall be deemed to take place at, the principal place.

18.10
Without prejudice to Article 18.9, the Board may resolve to enable persons entitled to attend a general meeting hosted on an electronic platform (such meeting being an “electronic general meeting”) to do so by simultaneous attendance by electronic means with no member necessarily in physical attendance at the electronic general meeting. The members or their proxies present shall be counted in the quorum for, and entitled to vote at, the general meeting in question, and that meeting shall be duly constituted and its proceedings valid if the chairman of the general meeting is satisfied that adequate facilities are available throughout the electronic general meeting to ensure that members attending the electronic general meeting who are not present together at the same place may, by electronic means, attend and speak and vote at it.

Nothing in these Articles prevents a general meeting being held both physically and electronically.

18.11
~~18.10~~ If it appears to the chairman of the meeting that the facilities at the principal place or any satellite meeting place, or the electronic platform, facilities or security at the electronic general meeting, have become inadequate for the purposes set out in ~~Article~~Articles 18.9 or 18.10, then the chairman of the meeting may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at the general meeting up to the point of the adjournment shall be valid. The provisions of Article ~~18.15~~ 18.17 shall apply to that adjournment.

18.12
~~18.11~~ The Board may make arrangements for persons entitled to attend a general meeting or an adjourned general meeting to be able to view and hear the proceedings of the general meeting or adjourned general meeting and to speak at the meeting (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) by attending at a venue anywhere in the world not being a satellite meeting place. Those attending at any such venue shall not be regarded as present at the general meeting or adjourned general meeting and shall not be entitled to vote at the meeting at or from that venue. The inability for any reason of any member present in person or by proxy at such a venue to view or hear all or any of the proceedings of the meeting or to speak at the meeting shall not in any way affect the validity of the proceedings of the meeting.

18.13
~~18.12~~ The Board may from time to time make any arrangements for controlling the level of attendance at any venue for which arrangements have been made pursuant to Article 18.12 (including without limitation the issue of tickets or the imposition of some other means of selection) it in its absolute discretion considers appropriate, and may from time to time change those arrangements. If a member, pursuant to those arrangements, is not entitled to attend in person or by proxy at a particular venue, he shall be entitled to attend in person or by proxy at any other venue for which arrangements have been made pursuant to Article ~~18.9~~18.12. The entitlement of any member to be present at such venue in person or by proxy shall be subject to any arrangement then in force and stated by the notice of meeting or adjourned meeting to apply to the meeting.

18.14
~~18.13~~ If, after the sending of the notice of a general meeting but before the meeting is held, or after the adjournment of a general meeting but before the adjourned meeting is held (whether or not notice of the adjourned meeting is required), the Board decides that it is impracticable or unreasonable, for a reason beyond its control, to hold (i) the physical general meeting at the declared place (or any of the declared places, in the case of a meeting to which Article 18.9 applies) or (ii) the electronic general meeting on the electronic platform specified in the notice, and/or time, it may change the place (or any of the declared places, in the case of a meeting to which Article ~~18.8~~ 18.9 applies) or electronic platform and/or postpone the time at which the meeting is to be held. If such a decision is made, the Board may then change the place (or any of the declared places, in the case of a meeting to which Article ~~18.8~~ 18.9 applies) or electronic platform and/or postpone the time again if it decides that it is reasonable to do so. In either case:

(a)
no new notice of the meeting need be sent, but the Board shall, if practicable, advertise the date, time and place of, or electronic platform for, the meeting by public announcement and in two newspapers with national circulation in the United Kingdom and shall make arrangements for notices of the change of place or electronic platform and/or postponement to appear at the original place and/or at the original time; and

(b)
a proxy appointment in relation to the meeting may, if by means of a document in hard copy form, be delivered to the Office or such other place within the United Kingdom as may be specified by or on behalf of the Company in accordance with Article 22.7(a) or, if in electronic form, be received at the address (if any) specified by or on behalf of the Company in accordance with Article 22.7(b).

18.15
For the purposes of Articles 18.9, 18.11, 18.12, 18.13 and 18.14, in relation to physical general meetings, the right of a member to participate in the business of any general meeting shall include, without limitation, the right to speak, vote on a poll, be represented by a proxy and have access to all documents which are required by the Companies Act or these Articles to be made available at the meeting.

18.16
~~18.14~~ For the purposes of Articles ~~18.9,~~ 18.10, 18.11, 18.12 ~~and~~, 18.13 and 18.14, in relation to electronic general meetings, the right of a member to participate in the business of any general meeting shall include, without limitation~~,~~ the right to speak, vote on a poll, be represented by a proxy and have access (including electronic access) to all documents which are required by the Companies Act or these Articles to be made available at the meeting.

18.17	~~18.15~~ Without prejudice to any other power of adjournment he may have under these Articles or at common law:

(a)
the chairman of the meeting may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place or for an indefinite period; and

(b)
the chairman of the meeting may, without the consent of the meeting, adjourn the meeting before or after it has commenced, to another date, time or place which the chairman of the meeting may decide, if the chairman of the meeting considers that:

(i)	there is not enough room for the number of members and proxies who wish to attend the meeting;

(ii)	the behaviour of anyone present prevents, or is likely to prevent, the orderly conduct of the business of the meeting;

(iii)	an adjournment is necessary to protect the safety of any person attending the meeting; or

(iv)	an adjournment is necessary to give all persons entitled to do so a reasonable opportunity of speaking and voting at the meeting; or

(v)	an adjournment is otherwise necessary in order for the business of the meeting to be properly carried out.

18.18
~~18.16~~ Save in accordance with Article 18.2 an adjournment may, subject to the provisions of the Companies Act, be for such time and to such other place (or, in the case of a meeting held at a principal place and a satellite meeting place, such other places) as the chairman may, in his absolute discretion determine, notwithstanding that by reason of such adjournment some members may be unable to be present at the adjourned meeting. Any such member may nevertheless appoint a proxy for the adjourned meeting either in accordance with Articles 22.2, 22.3 and 22.7 or by means of a document in hard copy form which, if delivered at the meeting which is adjourned to the chairman or the secretary or any Director, shall be valid even though it is given at less notice than would otherwise be required by Article 22.7(a). Subject to the provisions of the Companies Act, it shall not be necessary to give notice of an adjourned meeting, except that when a meeting is adjourned for 28 days or more, or for an indefinite period, at least seven clear days’ notice shall be given specifying the time and place (or places, in the case of a meeting to which Article 18.9 applies) of the adjourned meeting and the general nature of the business to be transacted. No business shall be transacted at an adjourned meeting other than business which might properly have been transacted at the meeting had the adjournment not taken place. A resolution put to the vote of a general meeting must be decided on a poll.

18.19
~~18.17~~ Subject to Article ~~18.18~~18.20, a poll shall be taken as the chairman directs and he may, and shall if required by the meeting, appoint scrutineers (who need not be members) and fix a time and a place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

18.20
~~18.18~~ A poll on the election of a chairman or on a question of adjournment shall be taken immediately. A poll on any other question shall be taken at either the meeting or such time and place as the chairman directs not being more than 30 days after the meeting.

19.	AMENDMENTS TO RESOLUTIONS

19.1	A special resolution to be proposed at a general meeting may be amended by ordinary resolution if:

(a)	the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed; and

(b)	the amendment does not go beyond what is necessary to correct a clear error in the resolution.

19.2	An ordinary resolution to be proposed at a general meeting may be amended by ordinary resolution if:

(a)
written notice of the terms of the proposed amendment and of the intention to move the amendment have been delivered in hard copy to the Company at the Office or to such other place as may be specified by or on behalf of the Company for that purpose, or received in electronic form at such address (if any) for the time being specified by or on behalf of the Company for that purpose, at least 48 hours before the time for holding the meeting or the adjourned meeting at which the ordinary resolution in question is proposed (which, if the Board so specifies, shall be calculated taking no account of any part of a day that is not a working day) and the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the substance of the resolution; or

(b)	the chairman of the meeting, in his absolute discretion, decides that the proposed amendment may be considered or voted on.

19.3
With the consent of the chairman of the meeting, an amendment may be withdrawn by its proposer before it is voted on. If an amendment proposed to any resolution under consideration is ruled out of order by the chairman of the meeting, the proceedings on the resolution shall not be invalidated by any error in the ruling.

20.	PROPOSED MEMBER RESOLUTIONS

20.1
Where a member or members, in accordance with the provisions of the Companies Act, request the Company to (i) call a general meeting for the purposes of bringing a resolution before the meeting, or (ii) give notice of a resolution to be proposed at a general meeting, such request must, in each case and in addition to the requirements of the Companies Act, contain the following (and, to the extent that the request relates to the nomination of a director, the content requirements of Article 24.3(b) also apply):

(a)
to the extent that the request relates to the nomination of a director, as to each person whom the member(s) propose(s) to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected (or re-elected);

(b)
to the extent that that request relates to any business other than the nomination of a Director that the member(s) propose(s) to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such member(s) (other than where the member is a Depositary) and any Member Associated Person on whose behalf the nomination or proposal is made, individually or in the aggregate, including any anticipated benefit to the member(s) (other than where the member is a Depositary) or the Member Associated Person therefrom on whose behalf the nomination or proposal is made; and

(c)	as to the member(s) giving the notice and the Member Associated Person, if any, on whose behalf the nomination or proposal is made:

(i)	the name and address of such member(s), as they appear on the Company’s books, and of such Member Associated Persons, if any;

(ii)	the class and number of shares of the Company held by such member(s) which are owned beneficially by such member(s) and such Member Associated Persons, if any;

(iii)
a description of all agreements, arrangements and understandings between such member (other than where the member is a Depositary) and such Member Associated Persons, if any, each proposed nominee and any other person or persons (including their names) in connection with the nomination of a Director or the proposal of any other business by such member(s) or such Member Associated Person, if any;

(iv)
any other information relating to such member or Member Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies pursuant to Section 14 of the Exchange Act; and

(v)
to the extent known by the Member Associated Person or the member(s) giving the notice, the name and address of any other member or Member Associated Person supporting the nominee for election or re-election as a Director or the proposal of other business on the date of such request.

20.2	For the purposes of Article 20, a Member Associated Person of any member shall mean:

(A)	any person controlling, directly or indirectly, or acting in concert with, such member;

(B)	any beneficial owner of shares in the capital of the Company owned of record or beneficially by such member; and

(C)	any person controlling, controlled by or under common control with such Member Associated Person.

20.3
If a request made in accordance with Article 20.1 does not include the information specified in that Article, or if a request made in accordance with Article 20.1 is not received in the time and manner required by Article 20.4, in respect of such shares which the relevant member(s) hold which are owned beneficially by such member(s) and the Member Associated Persons, if any, on whose behalf the nomination or proposal is made (the “member default shares”) the relevant member(s) shall not be entitled to vote, either personally or by proxy at a general meeting or at a separate meeting of the holders of that class of shares (or at an adjournment of any such meeting), the member default shares with respect to the matters detailed in the request made in accordance with Article 20.1.

20.4
Without prejudice to the rights of any member under the Companies Act, a member who makes a request to which Article 20.1 relates, must deliver any such request in writing to the secretary at the Office not earlier than the close of business on the one hundred and twentieth (120) calendar day nor later than the close of business on the ninetieth (90) calendar day prior to the date of the first anniversary of the preceding year’s annual general meeting provided, however, that in the event that the date of an annual general meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after the date of the first anniversary of the preceding year’s annual general meeting, notice by the member must be so delivered in writing not earlier than the close of business on the one hundred and twentieth (120) calendar day prior to such annual general meeting and not later than the close of business on the later of (i) the ninetieth (90) calendar day prior to such annual general meeting and (ii) the 10 calendar day after the day on which public announcement of the date of such annual general meeting is first made by the Company. In no event shall any adjournment or postponement of an annual general meeting or the public announcement thereof commence a new time period for the giving of a member’s notice as described in this Article 20.4.

Notwithstanding anything in the foregoing provisions of this Article 20.4 to the contrary, in the event that the number of Directors to be elected to the Board is increased and there is no public announcement, naming all of the nominees for Director or specifying the size of the increased Board, made by the Company at least one hundred (100) calendar days prior to the date of the first anniversary of the preceding year’s annual general meeting or, a member’s notice required by this Article 20.4 shall also be considered as validly delivered in accordance with this Article 20.4, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the Office not later than 5.00 pm, local time, on the tenth (10) calendar day after the day on which such public announcement is first made by the Company.
Notwithstanding the provisions of Articles 20.1 or 20.3 or the foregoing provisions of this Article 20.4, a member shall also comply with all applicable requirements of the Companies Act and of the Exchange Act with respect to the matters set forth in Articles 20.1 or 20.3 or in this Article 20.4. Nothing in Article 20.1 or 20.3 or in this Article 20.4 shall be deemed to affect any rights of members to request inclusion of proposals in, nor the right of the Company to omit proposals from, the Company’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act, subject in each case to compliance with the Exchange Act.

21.	VOTES OF MEMBERS

21.1
A resolution put to the vote of a general meeting must be taken on a poll. This Article 21.1 may only be removed, amended or varied by resolution of the members passed unanimously at a general meeting of the Company.

21.2
Subject to any relevant special rights or restrictions attached to any shares (including, for the avoidance of doubt, such rights and restrictions set out in Article 4.1 above), on a poll taken at a meeting, every qualifying member present and entitled to vote on the resolution has one vote in respect of each Ordinary Share.

21.3
In the case of joint holders the vote of the senior who tenders a vote shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the register of members.

21.4
A member in respect of whom an order has been made by any court or official having jurisdiction (whether in the United Kingdom or elsewhere) in matters concerning mental disorder may vote by any person authorised in that behalf by that court or official and such person may vote by proxy. Evidence to the satisfaction of the Board of the authority of the person claiming the right to vote shall be delivered to the Office, or such other place as is specified in accordance with these Articles for the delivery or receipt of appointments of proxy, not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised (provided that the Company may specify, in any case, that in calculating the period of 48 hours, no account shall be taken of any part of a day that is not a working day). Failure to satisfy the requirements of this Article 21.4 shall cause the right to vote not to be exercisable.

21.5	In the case of an equality of votes, the chairman of the meeting shall not be entitled to a casting vote.

21.6
No member shall have the right to vote at any general meeting or at any separate meeting of the holders of any class of shares, either in person or by representative or proxy, in respect of any share held by him unless all amounts presently payable by him in respect of that share have been paid.

21.7
If at any time the Board is satisfied that any member, or any other person appearing to be interested in shares held by such member, has been duly served with a notice under section 793 of the Companies Act (a “section 793 notice”) and is in default for the prescribed period in supplying to the Company the information thereby required, or, in purported compliance with such a notice, has made a statement which is false or inadequate in a material particular, then the Board may, in its absolute discretion at any time by notice (a “direction notice”) to such member direct that:

(a)
in respect of the shares in relation to which the default occurred (the “default shares”, which expression includes any shares issued after the date of the section 793 notice in respect of those shares) the member shall not be entitled to attend or vote either personally or by proxy at a general meeting or at a separate meeting of the holders of that class of shares or on a poll; and

(b)	where the default shares represent at least 0.25 per cent. in nominal value of the issued shares of their class (calculated exclusive of any shares held in treasury), in respect of the default shares:

(i)	no payment shall be made by way of dividend and no share shall be allotted or distributed pursuant to Articles 39.1, 40.1, and 40.2; and

(ii)	no transfer of any default share shall be registered unless:

(A)
the member is not himself in default as regards supplying the information required and it has been proved to the reasonable satisfaction of the Board that no person in default of supplying the information required is interested in any of the shares which are the subject of the transfer; or

(B)	the transfer is an approved transfer.
For the purposes of ensuring this Article 21.7(b)(ii) can apply to all shares held by the member, the Company may in accordance with the Uncertificated Securities Rules, issue a written notification to the Operator requiring conversion into certificated form of any share held by the member in uncertificated form.

21.8	The Company shall send the direction notice to each other person appearing to be interested in the default shares, but the failure or omission by the Company to do so shall not invalidate such notice.

21.9	Any direction notice shall cease to have effect not more than seven days after the earlier of receipt by the Company of:

(a)	a notice of an approved transfer, but only in relation to the shares transferred; or

(b)	all the information required by the relevant section 793 notice, in a form satisfactory to the Board.

21.10	The Board may at any time send a notice cancelling a direction notice.

21.11	The Company may exercise any of its powers under Article 4.9 in respect of any default share that is held in uncertificated form.

21.12	For the purposes of this Article 21.12 and Articles 21.7, 21.8, 21.9, 21.10 and 21.11:

(a)	a person shall be treated as appearing to be interested in any shares if the member holding such shares has sent to the Company a notification under section 793 of the Companies Act which either:

(i)	names such person as being so interested; or

(ii)
fails to establish the identities of all those interested in the shares, and (after taking into account the said notification and any other relevant section 793 notification) the Company knows or has reasonable cause to believe that the person in question is or may be interested in the shares;

(b)	the prescribed period is 14 days from the date of service of the section 793 notice; and

(c)	a transfer of shares is an approved transfer if:

(i)	it is a transfer of shares pursuant to an acceptance of a takeover offer (within the meaning of section 974 of the Companies Act);

(ii)
the Board is satisfied that the transfer is made pursuant to a sale of the whole of the beneficial ownership of the shares the subject of the transfer to a party unconnected with the member and with any other person appearing to be interested in the shares; or

(iii)
the transfer results from a sale made through a recognised investment exchange as defined in the FSMA or any other stock exchange outside the United Kingdom on which the Company’s shares are normally traded.

21.13	Nothing contained in Article 21.7, 21.8, 21.9, 21.10 and 21.11 limits the power of the Company under section 794 of the Companies Act.

21.14
Any objection to the qualification of any person voting at a general meeting or on a poll or to the counting of, or failure to count, any vote, must be made at the meeting or adjourned meeting or at the time the poll is taken (if not taken at the meeting or adjourned meeting) at which the vote objected to is tendered. Every vote not disallowed at such meeting shall be valid and every vote not counted which ought to have been counted shall be disregarded. Any objection made in due time shall be referred to the chairman of the meeting whose decision shall be final and conclusive. If a vote is not disallowed by the chairman of the meeting it is valid for all purposes.

21.15
The Company shall not be bound to enquire whether any proxy or corporate representative votes in accordance with the instructions given to him by the member he represents and if a proxy or corporate representative does not vote in accordance with the instructions of the member he represents the vote or votes cast shall nevertheless be valid for all purposes.

21.16
If any votes are counted which ought not to have been counted, or might have been rejected, the error shall not vitiate the result of the voting unless it is pointed out at the same meeting, or any adjournment of the meeting, and, in the opinion of the chairman, it is of sufficient magnitude to vitiate the result of the voting.

22.	PROXIES AND CORPORATE REPRESENTATIVES

22.1
A member is entitled to appoint another person as his proxy to exercise all or any of his rights to attend and to speak and vote at a meeting of the Company in respect of the shares to which the proxy appointment relates. The proxy appointment shall, unless it provides to the contrary, be valid for any adjournment of the meeting as well as for the meeting to which it relates. A proxy need not be a member.

22.2	The appointment of a proxy shall be:

(a)
in the case of a proxy relating to shares in the capital of the Company held in the name of a Depositary, in a form or manner of communication approved by the Board, which may include, without limitation, a voter instruction form to be provided to the Company by certain third parties on behalf of the Depositary. Subject thereto, the appointment of a proxy may be:

(i)	in hard copy form; or

(ii)	in electronic form, to the electronic address provided by the Company for this purpose; or

(b)	in the case of a proxy relating to the shares to which Article 22.2(a) does not apply:

(i)	in any usual form or in any other form or manner of communication which the Board may approve. Subject thereto, the appointment of a proxy may be:

(A)	in hard copy form; or

(B)	in electronic form, to the electronic address provided by the Company for this purpose;

22.3
The appointment of a proxy, whether made in hard copy form or in electronic form, shall be executed by or on behalf of the appointor in such manner as the Directors may approve, which in the case of a corporation may be either under its common seal or under the hand of a duly authorised officer or other person duly authorised for that purpose or in any other manner authorised by its constitution.

22.4	Without limiting these Articles, the Board may in relation to uncertificated shares:

(a)
approve the appointment of a proxy by means of an electronic communication in the form of an “uncertificated proxy instruction” (a properly authorised dematerialised instruction and/or other instruction or notification, which is sent by means of the relevant system and received by such participant in that system acting on behalf of the Company as the Board may prescribe, in such form and subject to such terms and conditions as the Board may prescribe (subject always to the facilities and requirements of the relevant system));

(b)	approve supplements to, or amendments or revocations of, any such uncertificated proxy instruction by the same means; and

(c)
prescribe the method of determining the time at which any such uncertificated proxy instruction is to be treated as received by the Company or such participant and may treat any such uncertificated proxy instruction which purports to be or is expressed to be sent on behalf of the holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that holder.

The term “properly authenticated dematerialised instruction” shall have the meaning given in the Uncertificated Securities Rules.

22.5
The Board may, if it thinks fit, but subject to the provisions of the Companies Act, at the Company’s expense (with or without provision for their return prepaid) send hard copy forms of proxy for use at the meeting, or at any separate meeting of the holders of any class of shares, and issue invitations in electronic form to appoint a proxy in relation to the meeting in such form as may be approved by the Board. If, for the purpose of any meeting appointments of proxy or invitations to appoint as proxy a person or one of a number of persons specified in the invitations are issued at the Company’s expense, they shall be issued to all (and not to some only) of the members entitled to be sent a notice of the meeting and to vote at it. The accidental omission or the failure due to circumstances beyond the Company’s control, to send or make available such an appointment of proxy or give such an invitation to, or the non-receipt thereof by, any member entitled to attend and vote, at a meeting shall not invalidate the proceedings at that meeting.

22.6
The appointment of a proxy shall not preclude a member from attending and voting in person at the meeting or poll concerned. A member may appoint more than one proxy to attend on the same occasion, provided that each such proxy is appointed to exercise the rights attached to a different share or shares held by that member. References in these Articles to an appointment of proxy include references to an appointment of multiple proxies.

22.7	Without prejudice to Article ~~18.13(b)~~ 18.14(b) or the second sentence of Article ~~19.16~~18.18, the appointment of a proxy shall:

(a)	if in hard copy form, be delivered by hand or by post to the Office or such other place within the United Kingdom as may be specified by or on behalf of the Company for that purpose:

(i)	in the notice convening the meeting; or

(ii)	in any form of proxy sent by or on behalf of the Company in relation to the meeting, by the time specified by the Board (as the Board may determine, in compliance with the provisions of the Companies Act) in any such notice or form of proxy; and

(b)
if in electronic form, be received at the electronic address to which the appointment of a proxy may be sent by electronic means pursuant to a provision of the Companies Act or to any other address specified by or on behalf of the Company for the purpose of receiving the appointment of a proxy in electronic form:

(i)	in the notice convening the meeting;

(ii)	in any form of proxy sent by or on behalf of the Company in relation to the meeting;

(iii)	in any invitation to appoint a proxy issued by the Company in relation to the meeting; or

(iv)	on a website that is maintained by or on behalf of the Company and identifies the Company, by the time specified by the Board (as the Board may determine, in compliance with the provisions of the Companies Act) in any such method of notification.
The Board may specify, when determining the dates by which proxies are to be lodged, that no account need be taken of any part of a day that is not a working day.

22.8	Subject to the provisions of the Companies Act, where the appointment of a proxy is expressed to have been or purports to have been sent or supplied by a person on behalf of a holder:

(a)	the Company may treat the appointment as sufficient evidence of that person’s authority to execute the appointment of proxy on behalf of that member; and

(b)
the holder shall, if requested by or on behalf of the Company at any time, send or procure the sending of reasonable evidence of the authority under which the appointment of proxy has been made, sent or supplied (which may include, without limitation, a copy of such authority certified notarially or in some other way approved by the Board), to such address and by such time as may be specified in in the request and, if the request is not complied with in any respect, the appointment of proxy may be treated as invalid.

22.9
Subject to Article 22.8, a proxy appointment which is not delivered or received in accordance with Article 22.7 shall be invalid. Where two or more valid appointments of proxy are delivered or received in respect of the same share in relation to the same meeting, the one which was last delivered or received shall, unless otherwise specified in the notice convening the meeting, be treated as replacing and revoking the other or others as regards that share. If the Company is unable to determine which is last delivered or received, or if the Company determines that it has insufficient evidence to decide whether or not a proxy appointment is in respect of the same share, it shall be entitled determine which proxy appointment (if any) is to be treated as valid. Subject to the Companies Act, the Company may determine at its discretion when a proxy appointment shall be treated as delivered or received for the purposes of these Articles.

22.10
The Company shall not be required to check that a proxy or corporate representative votes in accordance with any instructions given by the member by whom he is appointed. Any failure to vote as instructed shall not invalidate the proceedings on the resolution.

22.11
Any corporation which is a member of the Company (the “grantor”) may, by resolution of its directors or other governing body, authorise such person or persons as it thinks fit to act as its representative or representatives at any meeting of the Company or at any separate meeting of the holders of any class of shares. A Director, the secretary or other person authorised for the purpose by the secretary may require all or any of such persons to produce a certified copy of the resolution of authorisation before permitting him to exercise his powers. Such person is entitled to exercise (on behalf of the grantor) the same powers as the grantor could exercise if it were an individual member of the Company. Where a grantor authorises more than one person and more than one authorised person purports to exercise a power in respect of the same shares:

(a)	if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way; and

(b)	if they do not purport to exercise the power in the same way as each other, the power is treated as not exercised.

22.12	The termination of the authority of a person to act as a proxy or duly authorised representative of a corporation does not affect:

(a)	whether he counts in deciding whether there is a quorum at a meeting;

(b)	the validity of anything he does as chairman of a meeting;

(c)	the validity of a poll demanded by him at a meeting; or

(d)	the validity of a vote given by that person,
unless notice of the termination was either delivered or received as mentioned in the following sentence at least 24 hours before the start of the relevant meeting or adjourned meeting or (in the case of a poll taken otherwise than on the same day as the meeting or adjourned meeting) the time appointed for taking the poll. Such notice of termination shall be either by means of a document in hard copy form delivered to the Office or to such other place within the United Kingdom as may be specified by or on behalf of the Company in accordance with Article 22.7(a) or in electronic form received at the address specified by or on behalf of the Company in accordance with Article 22.7(b), regardless of whether any relevant proxy appointment was effected in hard copy form or in electronic form.

22.13
A proxy given in the form of a power of attorney or similar authorisation granting power to a person to vote on behalf of a member at forthcoming meetings in general shall not be treated as valid for a period of more than three years, unless a contrary intention is stated in it.

23.	NUMBER AND CLASSIFICATION OF DIRECTORS

23.1
Unless otherwise decided by the Board (where, for the period beginning on the date of the unconditional adoption of these Articles and ending at the first annual meeting of members of the Company following the completion of the Company’s second full fiscal year, such decision must be taken unanimously), the number of directors shall be 9. The composition of the Board (and, if applicable, each director) will satisfy the requirements of applicable law and any securities exchange on which the Company’s securities are listed. Each director shall be able to understand and speak English sufficiently to be able to participate fully in all meetings of the Board.

23.2
The continuing directors or sole continuing director may act notwithstanding any vacancies in their number, but, if there is only one continuing director, the continuing director may act only for the purpose of filling vacancies or of calling a general meeting, but not for any other purpose.

23.3
The directors in office immediately following the unconditional adoption of these Articles shall be appointed for a term that will expire at the first annual meeting of members of the Company following the completion of the Company’s second full fiscal year.

24.	APPOINTMENT OF DIRECTORS

24.1	Subject to the Articles, any person who is willing to act as a director, and is permitted by law to do so, may be appointed to be a director:

(a)	by ordinary resolution;

(b)	at a general meeting called under article 16.4;

(c)	by a decision of the directors.

24.2
Subject to the Companies Act, the directors may enter into an agreement or arrangement with any director for the provision of any services outside the scope of the ordinary duties of a director. Any such agreement or arrangement may be made on such terms and conditions as (subject to the Act) the directors think fit and (without prejudice to any other provision of the articles) they may remunerate any such director for such services as they think fit.

24.3	No person shall be appointed a Director at any annual general meeting unless:

(a)	he is nominated by the Board; or

(b)
notice in respect of that person is given by a member qualified to vote at the meeting (other than the person to be proposed) has been received by the Company in accordance with Article 20.1 and Article 20.4 or section 338 of the Companies Act of the intention to nominate that person for appointment stating the particulars which would, if he were so appointed, be required to be included in the Company’s register of directors, together with notice by that person of his willingness to be appointed.

24.4	The directors may require that any notice of a proposed director by a member include additional disclosure regarding such proposed director, including such person’s interest in the Company.

24.5
Except as otherwise authorised by the Companies Act, a motion for the appointment of two or more persons as Directors by a single resolution shall not be made unless a resolution that it should be so made has first been agreed to by the meeting without any vote being given against it.

24.6
In the event that at a general meeting it is proposed to vote upon a number of the resolutions for the appointment of a person as a Director (each a “Director Resolution”) that exceeds the total number of Directors that are to be appointed to the Board at that meeting (the “Board Number”), the persons that shall be appointed Directors shall first be the person who receives the greatest number of “for” votes (whether or not a majority of those votes cast in respect of that Director Resolution), and then shall second be the person who receives the second greatest number of “for” votes (whether or not a majority of those votes cast in respect of that Director Resolution), and so on, until the number of Directors so appointed equals the Board Number.

24.7
Subject to the provisions of these Articles, the Company may by ordinary resolution appoint a person who is willing to act as a Director, and is permitted by law to do so, to be a Director, either to fill a vacancy or as an additional Director. Any Director elected in accordance with this Article 24.7 shall hold office for the remainder of the full term of the class of Directors in which the vacancy occurred or to which the new Director is appointed, until his successor is appointed or until his earlier resignation or removal in accordance with Article 30.1.

24.8
The Board may appoint a person who is willing to act as a Director and is permitted by law to do so, either to fill a vacancy or as an additional Director. Any Director elected in accordance with this Article 24.8 shall hold office for the remainder of the full term of the class of Directors in which the vacancy occurred or to which the new Director is appointed, until his successor is appointed or until his earlier resignation or removal in accordance with Article 30.1.

24.9	A Director shall not be required to hold any shares in the capital of the Company by way of qualification.

24.10	All acts done by:

(a)	a meeting of the directors;

(b)	a meeting of a committee of the directors;

(c)	written resolution of the directors; or

(d)	a person acting as a director, or a committee,
shall be valid notwithstanding that it is discovered afterwards that there was a defect in the appointment of a person or persons acting or that any of them were disqualified from holding office, had ceased to hold office or were not entitled to vote on the matter in question.

25.	DIRECTORS’ FEES AND EXPENSES

25.1
Unless otherwise determined by the Company by ordinary resolution, there shall be paid to the Directors (other than alternate Directors and Directors employed by the company in an executive capacity) such fees for their services in the office of Director as the Directors may from time to time determine (or as the Company may decide by ordinary resolution). The total fees will be divided among the directors in the proportions that the Directors decide. If no decision is made, the total fees will be divided equally. The fees shall be deemed to accrue from day to day and shall be distinct from and additional to any remuneration or other benefits which may be paid or provided to any Director pursuant to any other provision of these Articles.

25.2
Subject to the Companies Act and the Articles, Directors’ fees may be payable in any form and, in particular, the Directors may arrange for part of a fee payable under this Article 25 to be provided in the form of fully paid shares of the Company. The amount of the fee payable in this way is at the Directors’ discretion. The amount of the fee will be applied to purchase or subscribe for shares on behalf of the Director.

25.3
Unless the Directors decide otherwise, a Director is not accountable to the Company for any remuneration which he receives as a director or other officer or employee of the Company’s subsidiary undertakings or of any other body corporate in which the Company is interested.

25.4
The Directors may also be paid all reasonable travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of the Directors, or of committees of the Board, or general meetings or separate meetings of the holders of any class of shares or debentures of the Company or otherwise in connection with the discharge of their duties as Directors.

25.5
Subject to the Act, the Directors may make arrangements to provide a director with funds to meet expenditure incurred (or to be incurred) by him for the purposes of the Company; or enabling him to properly perform his duties as an officer of the Company; or enabling him to avoid incurring any such expenditure.

25.6
Any Director who holds any executive office or who serves on any committee of the Board or who performs services which the Board considers go beyond the ordinary duties of a Director may be paid such special remuneration (whether by way of bonus, commission, participation in profits or otherwise) as the Board may determine.

26.	[RESERVED]

27.	POWERS OF THE BOARD

27.1
Subject to the provisions of the Companies Act, these Articles and to any directions given by special resolution to take or refrain from taking, specified action, the business of the Company shall be managed by the Board who may exercise all the powers of the Company, including without limitation the power to dispose of all or any part of the undertaking of the Company. No alteration of these Articles and no such direction shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by Articles 27.1 to 27.3 inclusive shall not be limited by any special power given to the Board by these Articles, and a meeting of the Board at which a quorum is present may exercise all powers exercisable by the Board.

27.2
The Board may exercise the voting power conferred by the shares in any body corporate held or owned by the Company in such manner in all respects as it thinks fit (including without limitation the exercise of that power in favour of any resolution appointing its members or any of them as directors of such body corporate, or voting or providing for the payment of remuneration or the provision of indemnification to the directors of such body corporate).

27.3
The Board may decide to make provision for the benefit of persons employed or formerly employed by the Company or any of its Subsidiaries (other than a Director or former Director or shadow Director) in connection with the cessation or transfer to any person of the whole or part of the undertaking of the Company or that Subsidiary.

27.4
The Board may exercise all the powers of the Company to borrow money and to mortgage or charge all or part of the undertaking, property and assets (present or future) and uncalled capital of the Company and, subject to the Companies Act, to issue debentures and other securities, whether outright or as collateral security for a debt, liability or obligation of the Company or of a third party.

28.	COMPLIANCE WITH NASDAQ RULES

28.1
For as long as the Ordinary Shares are listed on the NASDAQ, the Company shall comply with all NASDAQ corporate governance standards set forth in Section 3 of the NASDAQ Listed Company Manual applicable to non-controlled domestic U.S. issuers, regardless of whether the Company is a foreign private issuer.

29.	DELEGATION OF DIRECTORS’ POWERS

29.1	Subject to the provisions of these Articles, the Directors may delegate any of the powers which are conferred on them under these Articles:

(a)	to a committee consisting of one or more Directors and (if thought fit) one or more other persons, to such an extent and on such terms and conditions as the Board thinks fit; or

(b)
to such person by such means (including by power of attorney), to such an extent, and on such terms and conditions, as they think fit including delegation to any Director holding any executive office such of its powers as the Board considers desirable to be exercised by him.

Any such delegation shall, in the absence of express provision to the contrary in the terms of delegation, be deemed to include authority to sub-delegate to one or more Directors (whether or not acting as a committee) or to any employee or agent of the Company all or any of the powers delegated and may be made subject to such conditions as the Board may specify, and may be revoked or altered.

29.2	The power to delegate under Article 29.1 includes the power to delegate the determination of any fee, remuneration or other benefit which may be paid or provided to any Director.

29.3
The Board may appoint any person to any office or employment having a designation or title including the word “director” or attach to any existing office or employment with the Company such a designation or title and may terminate any such appointment or the use of any such designation or title. The inclusion of the word “director” in the designation or title of any such office or employment shall not imply that the holder is a Director, and the holder shall not thereby be empowered in any respect to act as, or be deemed to be, a Director for any of the purposes of these Articles.

Committees

29.4
Subject to Article 29.5, the proceedings of any committee appointed under paragraph (a) of Article 29.1 with two or more members shall be governed by such of these Articles as regulate the proceedings of

Directors so far as they are capable of applying, and the quorum at a meeting of any such committee shall be two.

29.5
The Directors may make rules regulating the proceedings of such committees. For as long as the Ordinary Shares are listed on the NASDAQ, all committees shall comply with the applicable rules of the NASDAQ applicable to non-controlled domestic US issuers. The directors may otherwise make rules of procedure for all or any committees, which prevail over rules derived from the Articles.

30.	DISQUALIFICATION AND REMOVAL OF DIRECTORS

30.1	A person ceases to be a Director if:

(a)	the period expires, if he has been appointed for a fixed period;

(b)	he ceases to be a Director by virtue of any provision of the Companies Act (including, without limitation, section 168 of the Companies Act) or he becomes prohibited by law from being a Director;

(c)	he is deemed unfit or has otherwise been requested to be removed from office by any regulatory authority in any applicable jurisdiction;

(d)	he becomes bankrupt or makes any arrangement or composition with his creditors generally;

(e)
a registered medical practitioner who is treating that person gives a written opinion to the Company stating that that person has become physically or mentally incapable of acting as a Director and may remain so for more than three months;

(f)	by reason of his mental health a court makes an order which wholly or partly prevents him from personally exercising any powers or rights he would otherwise have;

(g)	he resigns his office by notice in writing to the Company and such resignation has taken effect in accordance with its terms;

(h)	in the case of a Director who holds any executive office, his appointment as such is terminated or expires and the Board resolves that he should cease to be a Director;

(i)	he is absent for more than six consecutive months without permission of the Board from meetings of the Board held during that period and the Board resolves that he should cease to be a Director; or

(j)	he dies.

30.2
A unanimous resolution of the directors (excluding the director the subject of this Article) declaring a director to have ceased to be a director under the terms of this Article is conclusive as to the fact and grounds of cessation stated in the resolution.

30.3	If a director ceases to be a director for any reason, he shall cease to be a member of any committee of the directors.

31.	EXECUTIVE DIRECTORS

31.1
Subject to the provisions of the Companies Act, the Directors may appoint one or more of their number to the office of chief executive or to any other executive office of the Company (including, without limitation, to hold the office of president and/or treasurer but excluding that of auditor) and any such appointment may be made for such terms, at such remuneration and on such other conditions as the Directors think fit. The Company may enter into an agreement or arrangement with any such Director for his employment by the Company or for the provision by him of any services outside the scope of the ordinary duties of a Director. The Board may revoke or vary any such appointment but without prejudice to any rights or claims which the person whose appointment is revoked or varied may have against the Company because of the revocation or variation.

31.2
Any appointment of a Director to an executive office shall terminate if he ceases to be a Director but without prejudice to any rights or claims which he may have against the Company by reason of that cessation. A Director appointed to an executive office shall not cease to be a Director merely because his appointment to such executive office terminates.

31.3
The emoluments of any Directors holding executive office for his services shall be determined by the Board, and may be of any description, including without limitation admission to, or continuance of, membership of any scheme (including any share acquisition scheme) or fund instituted or established or financed or contributed to by the Company for the provision of pensions, life assurance or other benefits for employees or their dependants, or the payment of a pension or other benefits to him or his dependants on or after retirement or death, apart from membership of any such scheme or fund.

32.	DIRECTORS’ INTERESTS

32.1	For the purposes of these Articles (i) a conflict of interest includes (x) a conflict of interest and duty and (y) a conflict of duties and (ii) interest includes both direct and indirect interests.

32.2
A director shall be authorised for the purposes of section 175 of the Act to act or continue to act as a director of the Company notwithstanding that at the time of his appointment or subsequently he also holds office as a director of, or holds any other office, employment or engagement with, any other member of the Group.

32.3
For the purposes of section 175 of the Companies Act, the Board may (subject to such terms and conditions, if any, as the Board may think fit to impose from time to time, and always subject to the Board’s right to vary or terminate such authorisation) authorise, to the fullest extent permitted by law:

(a)
any matter proposed to it in accordance with these Articles which would, if not so authorised, involve a breach of duty by a Director under that section, including, without limitation, any matter which relates to a situation in which a Director has, or can have, an interest which conflicts, or possibly may conflict, with the interests of the Company or which may reasonably be regarded as likely to give rise to a conflict of interest; and

(b)
a Director to accept or continue in any office, employment or position in addition to his office as a Director and, without prejudice to the generality of Article 32.3(a), may authorise the manner in which a conflict of interest arising out of such office, employment or position may be dealt with, either before or at the time that such a conflict of interest arises, provided that any such authorisation will be effective only if:

(i)	any requirement as to quorum at the meeting at which the matter is considered is met without counting the Director in question or any other interested Director; and

(ii)	the matter was agreed to without such Director voting or would have been agreed to if such Director’s votes had not been counted.

The Board may (whether at the time of the giving of the authorisation or subsequently) make any such authorisation subject to any limits or conditions it expressly imposes but such authorisation is otherwise given to the fullest extent permitted. The Board may vary or terminate any such authorisation at any time.

32.4
Subject to the provisions of the Companies Act, and provided that he has disclosed to the Board the nature and extent of any material interest of his (unless the circumstances referred to in section 177(5) or section 177(6) of the Companies Act apply, in which case no disclosure is required), a Director notwithstanding his office:

(a)	may be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise (directly or indirectly) interested;

(b)
may (or any firm of which he is a member may) act in a professional capacity for the Company (otherwise than as auditor) or any other body in which the Company is otherwise interested and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; and

(c)	may be a Director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any undertaking:

(i)	in which the Company is (directly or indirectly) interested as shareholder, member, partner or otherwise; or

(ii)	with which he has such a relationship at the request or direction of the Company.

32.5
A Director shall not, by reason of his office, be accountable to the Company for any remuneration or other benefit which he derives from any office or employment or from any transaction or arrangement or from any interest in any undertaking:

(a)
the acceptance, entry into or existence of which has been authorised by the Board pursuant to Article 32.2 (subject, in any case, to any limits or conditions to which such authorisation was subject); or

(b)	which he is permitted to hold or enter into by virtue of paragraphs (a), (b) or (c) of Article 32.4, nor shall the receipt of any such remuneration or other benefit constitute a breach of his duty under section 176 of the Companies Act;

32.6	Any disclosure required by Article 32.4 may be made at a meeting of the Board, by notice in writing or by general notice or otherwise in accordance with section 177 of the Companies Act.

32.7
A Director shall be under no duty to the Company with respect to any information which he obtains or has obtained otherwise than as a Director and in respect of which he owes a duty of confidentiality to another person. However, to the extent that his relationship with that other person gives rise to a conflict of interest or possible conflict of interest, this Article 32.7 applies only if the existence of that relationship has been authorised by the Board pursuant to Article 32.2. In particular, the Director shall not be in breach of the general duties he owes to the Company by virtue of sections 171 to 177 of the Companies Act because he fails:

(a)	to disclose any such information to the Board or to any Director or other officer or employees of the Company; and/or

(b)	to use or apply any such information in performing his duties as a Director.

32.8
Where the existence of a Director’s relationship with another person or undertaking has been authorised by the Board pursuant to Article 32.2 and his relationship with that person or undertaking gives rise to a conflict of interest or possible conflict of interest, the Director shall not be in breach of the general duties he owes to the Company by virtue of sections 171 to 177 of the Companies Act because he:

(a)
absents himself from meetings of the Board at which any matter relating to the conflict of interest or possible conflict of interest will or may be discussed or from the discussion of any such matter at a meeting or otherwise; and/or

(b)
makes arrangements not to receive documents and information relating to any matter which gives rise to the conflict of interest or possible conflict of interest sent or supplied by the Company and/or for such documents and information to be received and read by a professional adviser, for so long as he reasonably believes such conflict of interest or possible conflict of interest subsists, provided that provided that if a majority of the Independent Directors of the Company so determine (excluding any Independent Director who is conflicted in respect of the particular matter), such conflicted director may be permitted to participate in the relevant meeting (or part thereof), and to receive documents and information relating to the matter, but not to vote (save to the extent that such participation or access to such documents and information would constitute a breach of applicable competition law or regulation.

32.9	The provisions of Articles 32.7 and 32.8 are without prejudice to any equitable principle or rule of law which may excuse the Director from:

(a)	disclosing information, in circumstances where disclosure would otherwise be required under these Articles; or

(b)
attending meetings or discussions or receiving documents and information as referred to in Article 32.8, in circumstances where such attendance or receiving such documents and information would otherwise be required under these Articles.

32.10	For the purposes of Article 32.4:

(a)
a general notice given to the Directors that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction of the nature and extent so specified;

(b)	an interest of which a Director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his; and

(c)	a Director shall be deemed to have disclosed the nature and extent of an interest which consists of him being a Director, officer or employee of any undertaking in which the Company is interested.

33.	PROCEEDINGS OF DIRECTORS

33.1	Subject to the provisions of these Articles, the Board may regulate their proceedings as they think fit.

33.2
A Director may, and the secretary at the request of a Director shall, call a meeting of the Board or a committee of the Board by giving notice to each Director. A notice of a meeting of the Board shall be deemed to be properly given to a Director if given to him personally or by word of mouth, or sent in hard copy to him at his last known address or any other address (if any) as may for the time being be specified by him or on his behalf to the Company for this purpose or sent in electronic form to such address (if any) for the time being specified by him or on his behalf to the Company for this purpose. Any Director may waive the requirement for notice of a meeting and any such waiver may be retrospective. Any notice pursuant to this Article 33.2 need not be in writing if the Board so determines and any such determination may be retrospective.

33.3
Questions arising at a meeting shall be decided by a majority of votes of the Directors present at such meeting who are entitled to vote on such question. A Director who is also an alternate Director shall be entitled in the absence of his appointor to a separate vote on behalf of his appointor in addition to his own vote, and an alternate Director who is appointed by two or more Directors shall be entitled to a separate vote on behalf of each of his appointors in the appointors’ absence.

33.4
No business shall be transacted at any meeting of the Board unless a quorum is present. The quorum at a meeting of the Board shall be a majority of the Directors then in office. Any Director who ceases to be a Director at a Board meeting may continue to be present and to act as a Director and be counted in the quorum until the termination of the Board meeting if no Director objects. A Director shall not be counted in the quorum present in relation to a matter or resolution on which he is not entitled to vote (or when his vote cannot be counted) but shall be counted in the quorum present in relation to all other matters or resolutions considered or voted on at the meeting. An alternate Director, who is not himself a Director shall, if his appointor is not present but is entitled to be counted in the quorum, be counted in the quorum.

33.5
The Directors may at any time elect from their number, and remove, a chairman of the Board and a deputy chairman. Unless he is unwilling to do so, the Director appointed as chairman, or in his stead the Director appointed as deputy chairman, shall preside at all meetings of the Board at which he is present. If there is no Director holding either office, or if neither the chairman nor the deputy chairman is present within five minutes after the time appointed for the meeting, or if the chairman or deputy chairman is not willing to preside, the Directors present may choose one of their number to be chairman of the meeting.

33.6
All acts done by a meeting of the Board, or of a committee of the Board, or by a person acting as a Director, shall, notwithstanding that it may afterwards be discovered that there was a defect in the appointment of any Director, any member of the committee or that any of them were disqualified from holding office, or had vacated office, or were not entitled to vote, or that the meeting was not quorate (provided that the Directors present at the inquorate meeting believed, in good faith, that the meeting was quorate and made all such enquiries as were reasonable in the circumstances to establish that the meeting was quorate), be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director and had been entitled to vote and that the meeting was quorate.

33.7
A resolution in writing agreed to by all the Directors entitled to receive notice of a meeting of the Board or of a committee of the Board and who would be entitled to vote (and whose vote would have been counted) on the resolution at a meeting of the Board or of a committee of the Board shall (if that number is sufficient to constitute a quorum) be as valid and effectual as if it had been passed at a meeting of the Board or (as the case may be) of that committee, duly convened and held. A resolution in writing is adopted when the Company receives from all such Directors a document indicating their agreement to the proposed resolution either by being signed or otherwise authenticated in the manner permitted by the Companies Act for a document in the relevant form, sent in either hard copy or electronic form (including facsimile transmission) to such address (if any) for the time being specified by the Company for that purpose. A resolution agreed to by an alternate Director need not also be agreed to by his appointor and, if it is agreed to by a Director who has appointed an alternate Director, it need not also be agreed to by the alternate Director in that capacity.

33.8
Without prejudice to Article 33.1, a meeting of the Board or of a committee of the Board may consist of a conference between Directors who are not all in one place, but each of whom is able (whether directly or by conference telephone or by any other form of communication equipment) to hear each of the other participating Directors, and to speak to and be heard by each of the others simultaneously. A Director taking part in such a conference shall be deemed to be present in person at the meeting and shall be entitled to vote and be counted in the quorum accordingly and the word “meeting” in these Articles shall be construed accordingly. Such meeting shall be deemed to take place where it is convened to be held or (if no Director is present in that place) where the largest group of those participating is assembled, or, if there is no such group, where the chairman of the meeting is located.

33.9
Except as otherwise provided by these Articles, a Director shall not vote at a meeting of the Board or a committee of the Board on any resolution concerning a matter in which he has, directly or indirectly, an interest (other than an interest in shares, debentures or other securities of, or otherwise in or through, the Company) which can reasonably be regarded as likely to give rise to a conflict with the interests of the Company, unless his interest arises only because the resolution falls within one or more of the following matters:

(a)
the giving of a guarantee, security or indemnity in respect of money lent to, or an obligation incurred by him at the request of, or for the benefit of, the Company or any of its subsidiary undertakings;

(b)
the giving of a guarantee, security or indemnity in respect of a debt or obligation of the Company or any of its subsidiary undertakings for which the director has assumed responsibility (in whole or in part and whether alone or jointly with others) under a guarantee or indemnity or by the giving of security;

(c)
the giving to him of any other indemnity which is on substantially the same terms as indemnities given or to be given to all of the other directors and/or to the funding by the Company of his expenditure on defending proceedings or the doing by the Company of anything to enable him to avoid incurring such expenditure where all other directors have been given or are to be given substantially the same arrangements;

(d)
a contract, arrangement, transaction or proposal concerning an offer of shares, debentures or other securities of the Company or any of its subsidiary undertakings for subscription, purchase or exchange, in which offer he is or may be entitled to participate as holder of securities or in the underwriting or sub-underwriting of which he is to participate;

(e)
a contract, arrangement, transaction or proposal concerning any other undertaking in which he or any person connected with him is interested, directly or indirectly, and whether as an officer, shareholder, member, partner, creditor or otherwise if he and any persons connected with him do not to his knowledge hold an interest (as that term is used in sections 820 to 825 of the Companies Act) representing one per cent. or more of either any class of the equity share capital of such undertaking (or any other undertaking through which his interest is derived) or of the voting rights available to shareholders, members, partners or equivalent of the relevant undertaking (or any interest being deemed for the purpose of this Article 33.9 to be likely to give rise to a conflict with the interests of the Company in all circumstances);

(f)	a contract, arrangement, transaction or proposal for the benefit of employees and directors and/or former employees and directors of the Company or any of its subsidiary undertakings and/or members of their families (including a spouse or civil partner or a former spouse or former civil partner) or any person who is or was dependent on such persons, including but without being limited to a retirement benefits scheme and an employees’ share scheme, which does not accord to any director any privilege or advantage not generally accorded to the employees and/or former employees to whom such arrangement relates; and

(g)
a contract, arrangement, transaction or proposal concerning any insurance against any liability which the Company is empowered to purchase or maintain for, or for the benefit of, any Directors or for persons who include Directors.

33.10
The Company may by ordinary resolution suspend or relax to any extent, either generally or in respect of any particular matter, any provision of these Articles prohibiting a Director from voting at a meeting of the Directors or of a committee of the Directors or ratify any transaction not duly authorised by reason of contravention of any such provision The Board may suspend or relax to any extent, in respect of any particular matter, any provision of these Articles prohibiting a Director from voting at a meeting of the Directors or of a committee of the Directors.

33.11
Where proposals are under consideration concerning the appointment (including without limitation fixing or varying the terms of appointment) of two or more Directors to offices or employments with the Company or any undertaking in which the Company is interested, the proposals may be divided and considered in relation to each Director separately In such cases each of the Directors concerned shall be entitled to vote in respect of each resolution except that concerning his own appointment.

33.12
If a question arises at a meeting of the Directors, or a meeting of a committee of the Directors, as to the right of a Director to vote, the question may, before the conclusion of the meeting, be decided by a resolution of a majority of Directors present at the meeting (other than the Director concerned and any other Director having a like interest as such Director) and such resolution shall be final and conclusive.

34.	MINUTES

34.1	The Directors shall cause minutes to be made in books kept for the purpose:

(a)	of all appointments of officers made by the Directors; and

(b)
of all proceedings at meetings of the Company, of the holders of any class of shares in the capital of the Company, and of the Board, and of committees of the Board, including the names of the Directors present at each such meeting.

34.2
Any such minutes, if purporting to be signed by the chairman of the meeting to which they relate or of the meeting at which they are read, shall be sufficient evidence without any further proof of the facts therein stated.

35.	SECRETARY
Subject to the provisions of the Companies Act, the secretary shall be appointed by the Board for such term, at such remuneration and on such other conditions as they think fit. Any secretary so appointed may be removed by the Board but without prejudice to any claim for damages for breach of any contract of service between him and the Company.

36.	THE SEAL

36.1
The seal shall be used only by the authority of a resolution of the Board or of a committee of the Board. The Board may determine whether any instrument to which the seal is affixed, shall be signed and, if it is to be signed, who shall sign it. Unless otherwise determined by the Board:

(a)
share certificates and, subject to the provisions of any instrument constituting the same, certificates issued under the seal in respect of any debentures or other securities, need not be signed and any signature may be applied to any such certificate by any mechanical, electronic or other means or may be printed on it; and

(b)
every other instrument to which the seal is affixed shall be signed by two authorised persons or by a Director in the presence of a witness who attests the signature and for this purpose an authorised person is any Director or the secretary of the Company.

36.2
Any document may be executed under the seal by impressing the seal by mechanical means or by printing the seal or a facsimile of it on the document or by applying the seal or a facsimile of it by any other means to the document. A document executed, with the authority of a resolution of the Board, in any manner permitted by section 44(2) of the Companies Act and expressed (in whatever form of words) to be executed by the Company has the same effect as if executed under the seal.

36.3	Subject to the provisions of the Companies Act, the Company may have an official seal for use in any place.

37.	REGISTERS

37.1
Subject to the provisions of the Companies Act, the Company may keep an overseas or local register in any place, and the Board may make, amend and revoke any regulations it thinks fit about the keeping of that register.

37.2	Any Director or the secretary or any other person appointed by the Board for the purpose shall have power to authenticate and certify as true copies of and extracts from:

(a)	any document comprising or affecting the constitution of the Company, whether in hard copy form or electronic form;

(b)	any resolution passed by the Company, the holders of any class of shares in the capital of the Company, the Board or any committee of the Board, whether in hard copy form or electronic form; and

(c)	any book, record and document relating to the business of the Company, whether in hard copy form or electronic form (including without limitation the accounts).
If certified in this way, a document purporting to be a copy of a resolution, or the minutes or an extract from the minutes of a meeting of the Company, the holders of any class of shares in the capital of the Company, the Board or a committee of the Board, whether in hard copy form or electronic form, shall be conclusive evidence in favour of all persons dealing with the Company in reliance on it or them that the resolution was duly passed or that the minutes are, or the extract from the minutes is, a true and accurate record of any proceedings at a duly constituted meeting.

38.	DIVIDENDS

38.1	The rights as regarding income attaching to the Ordinary Shares shall be as set out in this Article.

38.2
Each Ordinary Share shall be entitled to receive all of the distributable profits available and declared by the Directors for distribution by way of a dividend amongst the holders of the Ordinary Shares. Each Ordinary Share shall rank equally with all other Ordinary Shares in the capital of the Company for any dividend and shall receive its pro rata portion of any dividend rounded to the nearest whole number (such rounding to be in the sole discretion of the Board).

38.3
Subject to the provisions of the Companies Act, the Company may by ordinary resolution declare dividends in accordance with the respective rights of the members, but no dividend shall exceed the amount recommended by the Directors.

38.4
Subject to the provisions of the Companies Act and to Article 38.8, the Board may pay interim dividends, whether or not satisfied wholly or partly by the distribution of assets including without limitation paid up shares or debentures of another body corporate, of such amounts and on such dates and in respect of such periods as they may think fit if it appears to them that they are justified by the profits of the Company available for distribution If the share capital is divided into different classes, the Board may:

(a)
pay interim dividends on shares which confer deferred or non-preferred rights with regard to dividend as well as on shares which confer preferential rights with regard to dividend, but no interim dividend shall be paid on shares carrying deferred or non-preferred rights if at the time of payment, any preferential dividend is in arrears; and

(b)	pay at intervals settled by them any dividend payable at a fixed rate if it appears to them that the profits available for distribution justify the payment;
If the Board acts in good faith they shall not incur any liability to the holders of shares conferring preferred rights for any loss they may suffer by the lawful payment of an interim dividend on any shares having deferred or non-preferred rights. Where any distribution is satisfied wholly or partly by the distribution of assets, where any difficulty arises in regard to such distribution, the Directors may settle the same as they think fit and in particular (but without limitation) may issue fractional certificates (or ignore fractions) and fix the value for distribution of any assets, and may determine that cash shall be paid to any member on the basis of the value so fixed in order to adjust the rights of members, and may vest any assets in trustees.

38.5
Dividends may be declared and paid in any currency or currencies that the Board shall determine. The Board may also determine the exchange rate and the relevant date for determining the value of any dividend in any currency.

38.6
Subject to the provisions of the Companies Act and except as otherwise provided by these Articles or the rights attached to shares, all dividends shall be declared and paid according to the amounts paid up on the shares on which the dividend is paid. If any share is issued on terms that it ranks for dividend as from a particular date, it shall rank for dividend accordingly In any other case (and except as aforesaid), dividends shall be apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid. For the purpose of this Article 38.6, an amount paid up on a share in advance of a call shall be treated, in relation to any dividend declared after the payment but before the call, as not paid up on the share.

38.7
Subject to Article 38.8, a general meeting declaring a dividend may, upon the recommendation of the Board, by ordinary resolution direct that it shall be satisfied wholly or partly by the distribution of assets including without limitation paid up shares or debentures of another body corporate. Where any difficulty arises in regard to the distribution, the Directors may settle the same as they think fit and in particular (but without limitation) may issue fractional certificates (or ignore fractions) and fix the value for distribution of any assets, and may determine that cash shall be paid to any member on the basis of the value so fixed in order to adjust the rights of members, and may vest any assets in trustees.

38.8
Unless otherwise recommended by two-thirds of the Board and approved by an ordinary resolution of the Company, where the securities of another body corporate are distributed, they must only be distributed to holders of Ordinary Shares on the basis that the holders of Ordinary Shares receive the identical class of securities on an equal per share basis.

38.9	Any dividend or other money payable in respect of a share may be paid:

(a)	in cash;

(b)	by cheque or warrant made payable to or to the order of the holder or person entitled to payment;

(c)
by direct debit, bank or other funds transfer system to the holder or person entitled to payment or, if practicable, to a person designated by notice to the Company by the holder or person entitled to payment; or

(d)	by any other method approved by the Board and agreed (in such form as the Company thinks appropriate) by the holder or person entitled to payment.
For uncertificated shares, any payment may be made by means of the relevant system (subject always to the facilities and requirements of the relevant system) and such payment may be made by the Company or any other person on its behalf sending an instruction to the operator of the relevant system to credit the cash memorandum account of the holder or joint holder of such shares or, if permitted by the Company, of such person as the holder or joint holders may in writing direct.

38.10	If two or more persons are registered as joint holders of any share, or are entitled by transmission jointly to a share, the Company may:

(a)	pay any dividend or other moneys payable in respect of the share to any one of them and any one of them may give effectual receipt for the payment; and

(b)	for the purpose of Article 38.9, rely in relation to the share on the written direction, designation or agreement of, or notice to the Company by, any one of them.

38.11	A cheque or warrant may be sent by post:

(a)	where a share is held by a sole holder, to the registered address of the holder of the share;

(b)	if two or more persons are the holders of the share, to the registered address of the person who is first named in the register of members;

(c)
if two or more persons are holders of the share or are jointly entitled to it by reason of the death or bankruptcy of the holder or otherwise by operation of law, as if it were a notice to be sent under Article 45.12; or

(d)	in any case to such person and to such address as the person entitled to payment may direct by notice to the Company.

38.12
Every cheque or warrant shall be made payable to the order of or to the person or persons entitled or to such other person as the person or persons entitled may by notice direct and payment of the cheque or warrant shall be a good discharge to the Company. Every cheque or warrant sent or transfer of funds made by the relevant bank or relevant system in accordance with these Articles shall be at the risk of the holder or person entitled. The Company shall have no responsibility for any sums lost or delayed in the course of payment by any method used by the Company in accordance with Article 38.9.

38.13	The Company may cease to send any cheque or warrant (or to use any other method of payment) for any dividend payable in respect of a share if:

(a)	in respect of at least two consecutive dividends payable on that share the cheque or warrant has been returned undelivered or remains uncashed (or that other method of payment has failed); or

(b)	following one such occasion, reasonable enquiries have failed to establish any new address of the holder;
but, subject to the provisions of these Articles, shall recommence sending cheques or warrants (or using another method of payment) for dividends payable on that share if the person or persons entitled so request and have supplied in writing a new address or account to be used for that purpose.

38.14
The Board may deduct from any dividend or other moneys payable to any member in respect of a share any moneys presently payable by him to the Company in respect of that share. Where a person is entitled by transmission to a share, the Board may retain any dividend payable in respect of that share until that person (or that person’s transferee) becomes the holder of that share.

38.15	No dividend or other money payable in respect of a share shall bear interest against the Company, unless otherwise provided by the rights attached to the share.

38.16
Any dividend which has remained unclaimed for 12 years from the date when it became due for payment shall, if the Directors so resolve, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other money payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company’s own account. Such payment shall not constitute the Company a trustee in respect of it.

39.	SCRIP DIVIDENDS

39.1
The Board may offer any holder of shares the right to elect to receive shares, credited as fully paid, instead of cash in respect of the whole (or some part, to be determined by the Board) of all or any dividend subject to the following terms and conditions:

(a)
Each holder of shares shall be entitled to that number of new shares as are together as nearly as possible equal in value to (but not greater than) the cash amount (disregarding any tax credit) of the dividend that such holder would have received by way of dividend but elects to forego (each a new share). For this purpose, the value of each new share shall be:

(i)
equal to the average quotation for the relevant shares in the capital of the Company, that is, the average of the closing prices for those shares on the NASDAQ, or the London Stock Exchange or other exchange or quotation service on which the Company’s shares are listed or quoted as derived from such source as the Board may deem appropriate, on the day on which such shares are first quoted ex the relevant dividend and the four subsequent business days; or

(ii)	calculated in any other manner the Board considers fit;
but shall never be less than the par value of the new share. A certificate or report by the auditors as to the value of a new share in respect of any dividend shall be conclusive evidence of that value.

(b)	Each holder of shares shall only be entitled to new Ordinary Shares.

(c)
On or as soon as possible after announcing that any dividend is to be declared or recommended, the Board, if it intends to offer an election in respect of that dividend, shall also announce that intention. If, after determining the basis of allotment, the Board decides to proceed with the offer, it shall notify the holders of shares of the terms and conditions of the right of election offered to them, specifying the procedure to be followed and place at which, and the latest time by which, elections or notices amending or terminating existing elections must be delivered in order to be effective.

(d)
The Board shall not proceed with any election unless the Board has sufficient authority to allot shares and sufficient reserves or funds that may be appropriated to give effect to it after the basis of allotment is determined.

(e)
The Board may exclude from any offer any holders of shares where the Board believes the making of the offer to them would or might involve the contravention of the laws of any territory or that for any other reason the offer should not be made to them.

(f)
The dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable in cash on shares in respect of which an election has been made (the elected ordinary shares) and instead such number of new shares shall be allotted to each holder of elected ordinary shares as is arrived at on the basis stated in paragraph (a) of this Article 39.1. For that purpose the Board shall appropriate out of any amount for the time being standing to the credit of any reserve or fund (including without limitation the profit and loss account), whether or not it is available for distribution, a sum equal to the aggregate nominal amount of the new shares to be allotted and apply it in paying up in full the appropriate number of new shares for allotment and distribution to each holder of elected shares as is arrived at on the basis stated in paragraph (a) of this Article 39.1.

(g)
The new shares when allotted shall rank pari passu in all respects with the fully paid shares of the same class then in issue except that they shall not be entitled to participate in the relevant dividend in lieu of which they were allotted.

(h)
No fraction of a share shall be allotted. The Board may make such provisions as it thinks fit for any fractional entitlements including without limitation payment in cash to holders in respect of their fractional entitlements, provision for the accrual, retention or accumulation of all or part of the benefit of fractional entitlements to or by the Company or to or by or on behalf of any holder or the application of any accrual, retention or accumulation to the allotment of fully paid shares to any holder.

(i)
The Board may do all acts and things it considers necessary or expedient to give effect to the allotment and issue of any share pursuant to this Article 39.1 or otherwise in connection with any offer made pursuant to this Article 39.1 and may authorise any person, acting on behalf of the holders concerned, to enter into an agreement with the Company providing for such allotment or issue and incidental matters Any agreement made under such authority shall be effective and binding on all concerned.

(j)	The Board may, at its discretion, amend, suspend or terminate any offer pursuant to the above.

40.	CAPITALISATION OF PROFITS

40.1
The Board may, subject to the provisions of this Article 40.1, Article 40.2 and Article 40.3 inclusive, resolve to capitalise any undistributed profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or any sum standing to the credit of any reserve or fund of the Company (including without limitation the Company’s share premium account and capital redemption reserve, if any) and:

(a)
appropriate the sum resolved to be capitalised to the members or any class of members on the record date specified in the relevant resolution who would have been entitled to it if it were distributed by way of dividend and in proportion to the nominal amounts of the shares (whether or not fully paid) held by them respectively which would entitle them to participate in a distribution of that sum if the shares were fully paid and the sum were then distributable and were distributed by way of dividend;

(b)
apply such sum on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any shares held by them respectively, or in paying up in full shares, debentures or other obligations of the Company of a nominal amount equal to that sum but the share premium account, the capital redemption reserve, and any profits which are not available for distribution may, for the purposes of this Article 40.1, only be applied in paying up shares to be allotted to members credited as fully paid;

(c)	allot the shares, debentures or other obligations credited as fully paid to those members or as they may direct, in those proportions, or partly in one way and partly in the other;

(d)
resolve that any shares so allotted to any member in respect of a holding by him of any partly paid shares shall so long as such shares remain partly paid rank for dividend only to the extent that the latter shares rank for dividend;

(e)
where shares or debentures become, or would otherwise become, distributable under this Article 40.1 in fractions, make such provision as the Board thinks fit for any fractional entitlements including without limitation authorising their sale and transfer to any person, resolving that the distribution be made as nearly as practicable in the correct proportion but not exactly so, ignoring fractions altogether or resolving that cash payments be made to any members in order to adjust the rights of all parties;

(f)	authorise any person to enter on behalf of all the members concerned into an agreement with the Company providing for either:

(i)	the allotment to members respectively, credited as fully paid, of any further shares, debentures or other obligations to which they are entitled upon such capitalisation; or

(ii)
the payment up by the Company on behalf of the members of the amounts, or any part of the amounts, remaining unpaid on their existing shares by the application of their respective proportions of the sums resolved to be capitalised, and any agreement made under such authority being binding on all such members, and

(g)	generally do all acts and things required to give effect to such resolution as aforesaid.

40.2
In exercising its authority under Article 40.1, unless recommended by two-thirds of the Board and approved by an ordinary resolution of the Company, the Board may only resolve to capitalise any undistributed profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or any sum standing to the credit of any reserve or fund of the Company (including without limitation the Company’s share premium account and capital redemption reserve, if any) and to issue and allot Ordinary Shares, as otherwise contemplated by Article 40.1, to holders of Ordinary Shares on an equal per share basis.

40.3

(a)
Where, pursuant to an employees’ share scheme (within the meaning of section 1166 of the Companies Act) the Company has granted awards (“awards” being options or other incentive awards, including, without limitation, stock appreciation rights, restricted stock units, performance stock units and restricted stock awards) to subscribe for or with respect to shares on terms which provide (inter aim) for adjustments to the subscription, exercise or base price payable on the exercise of such award or to the number of shares to be allotted upon the exercise, or with respect to, such award, in the event of any increase or reduction in, or other reorganisation of, the Company’s issued share capital and an otherwise appropriate adjustment would result in the subscription, exercise or base price for any share being less than its nominal value, then, subject to the provisions of the Companies Act, the Directors may, on the exercise of any of the awards concerned and payment of the subscription, exercise or base price which would have applied had such adjustment been made, capitalise any such profits or other sum as is mentioned in Article 40.1 above (as if such Article 40.1 did not make reference to Article 40.2) to the extent necessary to pay up the unpaid balance of the nominal value of the shares which fall to be allotted on the exercise of such awards and apply such amount in paying up such balance and allot shares fully paid accordingly. The provisions of Article 40.1 shall apply mutatis mutandis to this Article 40.3(a) as if Article 40.1 did not make reference to Article 40.2.

(b)
Where, pursuant to an employees’ share scheme (within the meaning of section 1166 of the Companies Act) the Company has granted awards (“awards” being options or other incentive awards, including, without limitation, stock appreciation rights, restricted stock units, performance stock units and restricted stock awards) to subscribe for or with respect to shares, then, subject to the provisions of the Companies Act, the Directors may, on the grant, exercise or vesting of any of the awards concerned, capitalise any such profits or other sum as is mentioned in Article 40.1 above (as if such Article 40.1 did not make reference to Article 40.2) to the extent necessary to pay up the unpaid balance of the nominal value of the shares which fall to be allotted on the grant, exercise or vesting of such awards and apply such amount in paying up such balance and allot shares fully paid accordingly. The provisions of Article 40.1 shall apply mutatis mutandis to this Article 40.3(b) as if Article 40.1 did not make reference to Article 40.2.

41.	RETURN OF CAPITAL

41.1	The rights as regards return of capital attaching to the Ordinary Shares shall be as set out in this Article.

41.2
On a return of capital on a liquidation, reduction of capital or otherwise, the surplus assets of the Company available for distribution among the members shall be applied in the same order of priority as applies in respect of dividends and distributions set out in Article 38 (or as close thereto as is possible).

42.	CHANGE OF THE COMPANY’S NAME
The Company’s name may be changed by resolution of the Board.

43.	RECORD DATES

43.1	Notwithstanding any other provision of these Articles, and subject to the Companies Act, but without prejudice to any special rights attached to any shares, the Company or the Directors may:

(a)	fix any date as the record date for any dividend, distribution, allotment or issue, which shall not be more than 60 days prior to such action;

(b)
for the purpose of determining which persons are entitled to attend and vote at a general meeting of the Company, or a separate general meeting of the holders of any class of shares in the capital of the Company, and how many votes such persons may cast, specify in the notice of meeting a time by which a person must be entered on the register in order to have the right to attend or vote at the meeting provided that such time shall not be more than 60 days nor less than 10 days before the date of such meeting and changes to the register after the time specified by virtue of this Article 43.1 shall be disregarded in determining the rights of any person to attend or vote at the meeting; and

(c)
for the purposes of sending notices to any one or more members (including, without limitation, notices of general meetings, or separate general meetings of the holders of any class of shares in the capital of the Company), give such notices by reference to the register of members as it stands at the close of business on a day determined by the Company or the Board, which day may not be more than 60 days before the day that such notices are sent.

44.	ACCOUNTS

44.1
No member (as such, other than a Director) shall have any right to inspect any accounting record or other document of the Company, unless he is authorised to do so by statute, by order of the court, by the Board or by ordinary resolution of the Company.

44.2
Subject to the Companies Act, a copy of the Company’s annual accounts and reports for that financial year shall, at least 21 clear days before the date of the meeting at which copies of those documents are to be laid in accordance with the provisions of the Companies Act, be sent to every member and to every holder of the Company’s debentures, and to every person who is entitled to receive notice of meetings from the Company under the provisions of the Companies Act or of these Articles or, in the case of joint holders of any share or debenture, to one of the joint holders. A copy need not be sent to a person for whom the Company does not have a current address.

44.3
Subject to the Companies Act, the requirements of Article 44.2 shall be deemed satisfied in relation to any person by sending to the person, instead of such copies, a summary financial statement derived from the Company’s annual accounts and directors’ report, which shall be in the form and containing the information prescribed by the Companies Act and any regulations made under the Companies Act.

45.	NOTICES AND OTHER COMMUNICATIONS

45.1	Any notice to be given to or by any person pursuant to these Articles shall be in writing other than a notice calling a meeting of the Directors which need not be in writing.

45.2	Any notice, document or information may (without prejudice to Articles 45.9 and 45.10) be given, sent or supplied by the Company to any member either:

(a)	personally;

(b)	by sending it by post in a prepaid envelope addressed to the member at his registered address or postal address given to the Company for that purpose, or by leaving it at that address;

(c)	through a relevant system, where the notice, document or information relates to uncertificated shares;

(d)
subject to Article 45.3, by sending it in electronic form to a person who has agreed (generally or specifically) that the notice, document or information may be sent or supplied in that form (and has not revoked that agreement); or

(e)	subject to the provisions of the Companies Act, by making it available on a website, provided that the requirements in (i) to (iv) below are satisfied.
The requirements referred to in paragraph (e) are that:

(i)
the member has agreed (generally or specifically) that the notice, document or information may be sent or supplied to him by being made available on a website (and has not revoked that agreement), or the member has been asked by the Company to agree that the Company may send or supply notices, documents and information generally, or the notice, document or information in question, to him by making it available on a website and the Company has not received a response within the period of 28 days beginning on the date on which the Company’s request was sent and the member is therefore taken to have so agreed (and has not revoked that agreement);

(ii)
the member is sent a notification of the presence of the notice, document or information on a website, the address of that website, the place on that website where it may be accessed, and how it may be accessed (“notification of availability”); and

(iii)
in the case of a notice of meeting, the notification of availability states that it concerns a notice of a company meeting, specifies the place, time and date of the meeting, and states whether it will be an annual general meeting, and

(iv)
the notice, document or information continues to be published on that website, in the case of a notice of meeting, throughout the period beginning with the date of the notification of availability and ending with the conclusion of the meeting and in all other cases throughout the period specified by any applicable provision of the Companies Act, or, if no such period is specified, throughout the period of 28 days beginning with the date on which the notification of availability is sent to the member, save that if the notice, document or information is made available for part only of that period then failure to make it available throughout that period shall be disregarded where such failure is wholly attributable to circumstances which it would not be reasonable to have expected the Company to prevent or avoid.

45.3
The Board may from time to time issue, endorse or adopt terms and conditions relating to the use of electronic means for the sending of notices, other documents and proxy appointments by the Company to members or persons entitled by transmission and by members or persons entitled by transmission to the Company.

45.4	In the case of joint holders of a share:

(a)
it shall be sufficient for all notices, documents and other information to be given, sent or supplied to the joint holder whose name stands first in the register of members in respect of the joint holding (“first named holder”) only and any notice, document or other information so sent shall be deemed for all purposes sent to all the joint holders; and

(b)
the agreement of the first named holder that notices, documents and information may be given, sent or supplied in electronic form or by being made available on a website shall be binding on all the joint holders.

45.5	The Company may at any time and at its sole discretion choose to give, send or supply notices, documents and information only in hard copy form to some or all members.

45.6	For the avoidance of doubt, the provisions of Articles 45.1 to 45.5 are subject to Article ~~17.6~~17.5.

45.7
A member present either in person or by proxy, or in the case of a corporate member by a duly authorised representative, at any meeting of the Company or of the holders of any class of shares shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

45.8
Every person who becomes entitled to a share shall be bound by any notice in respect of that share which, before his name is entered in the register of members, has been given to the person from whom he derives his title, but this Article 45.8 does not apply to a notice given under section 793 of the Companies Act.

45.9
Subject to the Companies Act, where by reason of the suspension or curtailment of postal services, the Company is unable effectively to give notice of a general meeting, the general meeting may be convened by public announcement. The Company shall send a copy of the notice to members in the same manner as it sends notices under Articles 45.1 to 45.5 inclusive if at least seven clear days before the meeting the posting of notices again becomes practicable.

45.10
Subject to the Companies Act, any notice, document or information to be given, sent or supplied by the Company to the members or any of them, not being a notice to which Article 45.9 applies, shall be sufficiently given, sent or supplied if given by public announcement.

45.11	Any notice, document or information given, sent or supplied by the Company to the members or any of them:

(a)	by hand shall be deemed to have been received by the member when it is handed to the member or left at his registered address;

(b)
by post, shall be deemed to have been received 24 hours after the time at which the envelope containing the notice, document or information was posted unless it was sent by second class post or there is only one class of post, or it was sent by air mail to an address outside the United Kingdom, in which case it shall be deemed to have been received 48 hours after it was posted Proof that the envelope was properly addressed, prepaid and posted shall be conclusive evidence that the notice, document or information was sent or supplied;

(c)
by means of a relevant system, shall be deemed to have been received when the Company or any sponsoring system-participant acting on its behalf sends the issuer instructions relating to the notice, document or other information;

(d)	by advertisement, shall be deemed to have been received on the day on which the advertisement appears;

(e)
by electronic means, shall be deemed to have been received by the member on the day following that on which it was sent or supplied Proof that a notice, document or information in electronic form was addressed to the electronic address provided by the member for the purpose of receiving communications from the Company shall be conclusive evidence that the notice, document or information was sent or supplied and such notice, document or information shall be deemed received by the member at that time notwithstanding that the Company becomes aware that the member has filed to receive the relevant notice, document or information for any reason and notwithstanding that the Company subsequently sends or supplies a hard copy of such document or information by post to the member; or

(f)
by making it available on a website, shall be deemed to have been received on the date on which the notice, document or information was first made available on the website or, if later, when the member is deemed to have been received notification of the fact that the notice, document or information was available on the website in accordance with this Article 45.11 and such notice, document or information shall be deemed received by the member on that day notwithstanding that the Company becomes aware that the member has filed to receive the relevant document or information for any reason and notwithstanding that the Company subsequently sends a hard copy of such notice, document or information by post to the member.

45.12
Any notice, document or information may be given, sent or supplied by the Company to the person entitled to a share in consequence of the death or bankruptcy of a member or otherwise by operation of law by sending or delivering it in any manner that the Company may choose authorised by these Articles for the sending of notice, document or information to a member addressed to that person by name, or by the title of representative of the deceased or trustee of the bankrupt or by any similar description, at the address, if any, as may be supplied for that purpose by the person claiming to be so entitled. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy or other event giving rise to the transmission had not occurred.

45.13
If on three consecutive occasions, or on one occasion and reasonable enquiries have failed to establish the member’s address, notices, documents or information sent or supplied to a member by post have been returned undelivered, the member shall not be entitled to receive any subsequent notice, document or information until he has supplied to the Company (or its agent) a new registered address or a postal address, or shall have informed the Company, in such a manner as may be specified by the Company, of an electronic address. For the purposes of this Article 45.13, references to notices, documents or information include references to a cheque or other instrument of payment, but nothing in this Article 45.13 entitles the Company to cease sending any cheque or other instrument of payment for any dividend, unless it is otherwise so entitled under these Articles. Without prejudice to the generality of the foregoing, any notice of a general meeting of the Company which is in fact sent or purports to be sent to such member shall be ignored for the purpose of determining the validity of the proceedings at such general meeting.

45.14	Where a document is required under these Articles to be signed by a member or any other person, if the document is in electronic form, then in order to be valid the document must either:

(a)
incorporate the electronic signature, or personal identification details (which may be details previously allocated by the Company), of that member or other person, in such form as the Directors may approve; or

(b)	be accompanied by such other evidence as the Directors may require in order to be satisfied that the document is genuine.
The Company may designate mechanisms for validating any such document and a document not validated by the user of any such mechanisms shall be deemed as having not been received by the Company. In the case of any document or information relating to a meeting, an instrument of proxy or invitation to appoint a proxy, any validation requirements shall be specified in the relevant notice of meeting in accordance with Articles 17.5 and 22.7(b).

46.	DESTRUCTION OF DOCUMENTS

46.1	The Company shall be entitled to destroy:

(a)
any instrument of transfer of shares which have been registered, and all other documents on the basis of which any entry is made in the register, at any time after the expiration of six years from the date of registration;

(b)	any dividend mandate, variation or cancellation of dividend mandates, and notification of change of name or address, at any time after two years from the date on which it is recorded;

(c)	any share certificate which has been cancelled at any time after the expiration of one year from the date on which it is cancelled;

(d)	all paid dividend warrants and cheques at any time after the expiration of one year from the date of actual payment;

(e)	all proxy appointments which have been used for the purpose of a poll at any time after the expiration of one year from the date of use;

(f)
all proxy appointments which have not been used for the purpose of a poll at any time after one month from the end of the meeting to which the proxy appointment relates and at which no poll was demanded; and

(g)	any other document on the basis of which an entry in the register of members is made, after six years from the date on which it is made.

Any document referred to in this Article 46.1 may be destroyed earlier than the relevant date authorised, provided that a permanent record of the document is made which is not destroyed before that date.

46.2	It shall be conclusively presumed in favour of the Company that:

(a)	every entry in the register of members purporting to have been made on the basis of an instrument of transfer or other document destroyed in accordance with Article 46.1 was duly and properly made;

(b)	that every instrument of transfer destroyed in accordance with Article 46.1 was a valid and effective instrument duly and properly registered;

(c)	that every share certificate destroyed in accordance with Article 46.1 was a valid and effective certificate duly and properly cancelled; and

(d)	that every other document destroyed in accordance with Article 46.1 was a valid and effective document in accordance with the particulars in the records of the Company.
provided that

(i)	Article 46.1 shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties to it) to which the document might be relevant;

(ii)
nothing in Article 46.1 shall be construed as imposing upon the Company any liability in respect of the destruction of any such document otherwise than in accordance with Article 46.1 which would not attach to the Company in the absence of Article 46.1; and

(iii)	references in Article 46.1 to the destruction of any document include references to the disposal of it in any manner.

46.3
References in this Article 46 to instruments of transfer shall include, in relation to uncertificated shares, instructions and/or notifications made in accordance with the relevant system relating to transfer of such shares.

47.	WINDING UP

47.1
If the Company commences liquidation, the liquidator may, with the sanction of a special resolution of the Company and any other sanction required by law, subject to the provisions of the Companies Act:

(a)
divide among the members in specie the whole or any part of the assets, whether they shall consist of property of the same kind or not, of the Company and may, for that purpose, value any assets as he deems fair and determine how the division shall be carried out as between the members or different classes of members; and

(b)	vest the whole or any part of the assets in trustees upon such trusts for the benefit of the members as he may with the like sanction determine;
but no member shall be compelled to accept any assets upon which there is a liability.

47.2
The power of sale of a liquidator shall include a power to sell wholly or partially for shares or debentures or other obligations of another body corporate, either then already constituted or about to be constituted for the purpose of carrying out the sale.

48.	INDEMNITY AND INSURANCE

48.1	Subject to the provisions of the Companies Act, the Company may exercise all the powers of the Company to:

(a)
indemnify to any extent any person who is or was a Director, or a Director of any associated company, directly or indirectly (including by funding any expenditure incurred or to be incurred by him) against any loss or liability, whether in connection with any proven or alleged negligence, default, breach of duty or breach of trust by him or otherwise, in relation to the Company or any associated company;

(b)
indemnify to any extent any person who is or was a Director of an associated company that is a trustee of an occupational pension scheme, directly or indirectly (including by funding any expenditure incurred or to be incurred by him) against any liability incurred by him in connection with the company’s activities as trustee of an occupational pension scheme; and/or

(c)	purchase and maintain insurance for or for the benefit of any person who is or was:

(i)
a Director, officer or employee of the Company, or any body corporate which is or was the holding company or subsidiary undertaking of the Company, or in which the Company or such holding company or subsidiary undertaking has or had any interest (whether director or indirect) or with which the Company or such holding company or subsidiary undertaking is or was in any way allied or associated; or

(ii)	a trustee of any pension fund in which employees of the Company or any other body referred to in paragraph (c)(1) of this Article 48.1 are or have been interested;
including without limitation insurance against any loss or liability or any expenditure he may incur, whether in connection with any proven or alleged act or omission in the actual or purported execution or discharge of his duties or in the exercise or purported exercise of his powers or otherwise in relation to this duties, power or offices, whether comprising negligence, default, breach of duty, breach of trust or otherwise, in relation to the relevant body or fund.

48.2
No Director of former Director shall be accountable to the Company or the members for any benefit provided pursuant to these Articles. The receipt of any such benefit shall not disqualify any person from being or becoming a director of the Company.

49.	DISPUTE RESOLUTION

49.1
The courts of England and Wales shall have exclusive jurisdiction to determine any and all disputes brought by a member in that member’s capacity (whether in its own name or in the name of the Company) as such against the Company and/or the Board and/or any of the Directors individually or collectively, arising out of or in connection with these Articles or any non-contractual obligations arising out of or in connection with these Articles.

49.2	The governing law of these Articles is the law of England and Wales and these Articles shall be interpreted in accordance with English law.

49.3
For the purposes of Article 49.1, Director shall be read so as to include each and any Director of the Company from time to time in his capacity as such or as an employee of the Company and shall include any former Director of the Company.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your proxy instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on 12 June 2017 or 4:59 a.m. British Summer Time on 13 June 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your proxy instructions up until 11:59 p.m. Eastern Daylight Time on 12 June 2017 or 4:59 a.m. British Summer Time on 13 June 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, United States of America.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E28569-P91620 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

LIVANOVA PLC

The Board of Directors recommends you vote FOR the following proposals:

ORDINARY RESOLUTIONS

SPECIAL RESOLUTION

	For	Against	Abstain
7. To approve and adopt new Articles of Association of the Company.	☐	☐	☐

OTHER BUSINESS

8. In their discretion, the proxy or proxies are authorised to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing pursuant to a power of attorney or as an executor, administrator, trustee or guardian, please state your full title and provide a certificate or other proof of appointment. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name by a duly authorised person. In the case of joint holders (i) only one need sign, and (ii) the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of other joint holders and seniority shall be determined by the order in which the names of the holders stand in the register of members of LivaNova PLC.

Signature [PLEASE SIGN WITHIN BOX] Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
Copies of LivaNova PLC's UK Annual Report, US Annual Report on Form 10-K and
Annual Meeting Notice & Proxy Statement may be accessed at www.proxyvote.com.

E28570-P91620

LIVANOVA PLC
2017 Annual General Meeting of Shareholders
14 June 2017 9:00 AM (British Summer Time)
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) the duly appointed Chairman of the 2017 Annual General Meeting of Shareholders of LivaNova PLC as proxy, with the power to appoint his/her substitute, and hereby authorise(s) such proxy to attend, speak and vote on their behalf, as designated on the reverse side of this ballot, and upon such other business as may properly come before the meeting, or any adjournment or postponement thereof, all of the Ordinary Shares that the shareholder(s) is/are entitled to vote at the 2017 Annual General Meeting of Shareholders of LivaNova PLC to be held at 9:00 a.m. (British Summer Time) on Wednesday 14 June 2017 at the offices of Latham & Watkins (London) LLP, 99 Bishopsgate, London EC2M 3XF, United Kingdom, and any adjournment or postponement thereof. By returning this card, the shareholder(s) acknowledge receipt of the notice of the annual general meeting of LivaNova PLC and the related proxy statement. A shareholder may appoint a proxy of his or her choice. If a proxy other than the Chairman is preferred, delete the words "the duly appointed Chairman of the 2017 Annual General Meeting of the Shareholders of LivaNova PLC" above and insert the name of your proxy in the space provided below. A proxy need not be a member of the Company but should appear at the meeting to represent you. The shareholder(s) revoke(s) any previous proxy or proxies given for such shares. The shareholder(s) ratify(ies) and confirms any actions that the persons holding the shareholders, or their substitute, by virtue of this executed card taken in accordance with the proxy granted hereunder. **IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED "FOR" THE RESOLUTIONS IN PROPOSALS 1, 2, 3, 4, 5, 6 AND 7 AS INDICATED ON THE REVERSE SIDE THEREOF.**

Completion and return of a proxy card or submission of proxy instructions will not prevent a shareholder from attending the meeting and voting in person.

To appoint more than one proxy, (an) additional proxy card(s) may be obtained from your bank, broker or other nominee. Please indicate next to the proxy holder's name the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by ticking the box provided if the proxy instructions are one of the multiple instructions being given. All forms must be signed and returned together in the same envelope.

You are encouraged to specify your choices by marking the appropriate boxes (see reverse side) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.
This proxy, when properly executed, will be voted in the manner directed herein. The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3, 4, 5, 6 and 7.

Name of the Proxy

☐

Please indicate here with 'X', if this proxy card is one of multiple instructions given. ☐

Continued and to be signed on reverse side

V.1.1